FREE WRITING PROSPECTUS
FILED PURSUANT TO RULE 433
REGISTRATION FILE NO.: 333-193376-02

February 26, 2014

FREE WRITING PROSPECTUS

STRUCTURAL AND COLLATERAL TERM SHEET

$1,235,745,402
(Approximate Total Mortgage Pool Balance)

$1,073,553,000
(Approximate Offered Certificates)

COMM 2014-UBS2

Deutsche Mortgage & Asset Receiving Corporation Depositor

German American Capital Corporation UBS Real Estate Securities Inc. KeyBank National Association Cantor Commercial Real Estate Lending, L.P. Sponsors and Mortgage Loan Sellers

Deutsche Bank Securities		UBS Securities LLC
Joint Bookrunning Managers and Co-Lead Managers

Cantor Fitzgerald & Co.	Drexel Hamilton	KeyBanc Capital Markets

Co-Managers

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

COMM 2014-UBS2 Mortgage Trust
Capitalized terms used but not defined herein have the meanings assigned to them in the other Free Writing Prospectus expected to be dated February 26, 2014, relating to the offered certificates (hereinafter referred to as the “Free Writing Prospectus”).

KEY FEATURES OF SECURITIZATION

Key Features:		Pooled Collateral Facts(1):
Joint Bookrunners & Co-Lead	Deutsche Bank Securities Inc.	Initial Outstanding Pool Balance:	$1,235,745,402
Managers:	UBS Securities LLC	Number of Mortgage Loans:	59
Co-Managers:	Cantor Fitzgerald & Co.	Number of Mortgaged Properties:	95
	KeyBanc Capital Markets Inc.	Average Mortgage Loan Cut-off Date Balance:	$20,944,837
	Drexel Hamilton, LLC	Average Mortgaged Property Cut-off Date Balance:	$13,007,846
Mortgage Loan Sellers:	German American Capital Corporation* (“GACC”)	Weighted Avg Mortgage Loan U/W NCF DSCR:	1.48x
	(54.5%), UBS Real Estate Securities Inc.	Range of Mortgage Loan U/W NCF DSCR:	1.21x – 2.33x
	(“UBSRES”) (30.6%), KeyBank National Association	Weighted Avg Mortgage Loan Cut-off Date LTV(2):	66.5%
	(“KeyBank”) (8.0%), Cantor Commercial Real Estate	Range of Mortgage Loan Cut-off Date LTV(2):	43.1% – 75.0%
	Lending, L.P. (“CCRE”) (6.9%)	Weighted Avg Mortgage Loan Maturity Date or ARD LTV(2):	58.5%
	*An indirect wholly owned subsidiary of Deutsche Bank AG.	Range of Mortgage Loan Maturity Date or ARD LTV(2):	38.4% – 68.3%
Master Servicer:	KeyBank National Association	Weighted Avg U/W NOI Debt Yield:	10.1%
Operating Advisor:	Park Bridge Lender Services LLC	Range of U/W NOI Debt Yield:	7.8% – 18.0%
Special Servicer:	LNR Partners, LLC	Weighted Avg Mortgage Loan
Certificate Administrator:	Deutsche Bank Trust Company Americas	Original Term to Maturity (months)(3):	114
Trustee:	U.S. Bank National Association	Weighted Avg Mortgage Loan
Rating Agencies:	Moody’s Investors Service, Inc., DBRS, Inc. and Kroll Bond Rating Agency, Inc.	Remaining Term to Maturity (months)(3): Weighted Avg Mortgage Loan Seasoning (months):	112 1
Determination Date:	The 6th day of each month, or if such 6th day is not a business day, the following business day, commencing in April 2014.	% Mortgage Loans with Amortization for Full Term: % Mortgage Loans with Partial Interest Only:	36.4% 56.0%
Distribution Date:	4th business day following the Determination Date in each month, commencing in April 2014.	% of Mortgage Loans with Full Interest Only(4): % Mortgage Loans with Upfront or Ongoing Tax Reserves:	7.6% 83.3%
Cut-off Date:	Payment Date in March 2014 (or related origination date, if later). Unless otherwise noted, all Mortgage Loan statistics are based on balances as of the Cut-off Date.	% Mortgage Loans with Upfront or Ongoing Replacement Reserves(5): % Mortgage Loans with Upfront or Ongoing Insurance Reserves:	91.4% 38.7%
Settlement Date:	On or about March 18, 2014	% Mortgage Loans with Upfront or Ongoing TI/LC Reserves(6):	80.6%
Settlement Terms:	DTC, Euroclear and Clearstream, same day funds, with accrued interest.	% Mortgage Loans with Upfront Engineering Reserves: % Mortgage Loans with Upfront or Ongoing Other Reserves:	38.7% 44.8%
ERISA Eligible:	All of the Offered Certificates are expected to be ERISA eligible.	(1)	With respect to the Google and Amazon Office Portfolio Loan and the One Kendall Square Loan, LTV, DSCR and Debt Yield calculations include the related pari passu companion loans.
SMMEA Eligible:	None of the Offered Certificates will be SMMEA eligible.
Day Count:	30/360
Tax Treatment:	REMIC	(2)	With respect to the Creekside Mixed Use Development loan and the Hampton Inn Rehoboth Beach loan, the Cut-off Date LTV and Maturity Date or ARD LTV have been calculated based on “As Stabilized” appraised values of $33.8 million and $14.6 million, respectively. The “As-is” Cut-off Date LTV and “As-is” Maturity Date or ARD LTV are 75.9% and 63.5%, respectively, for the Creekside Mixed Use Development loan and 77.5% and 58.6%, respectively, for the Hampton Inn Rehoboth Beach loan. With respect to the Arlington Farms Apartments loan, the Cut-off Date LTV and Maturity Date or ARD LTV have been calculated based on an “As Complete” appraised value of $6.76 million. The “As-is” Cut-off Date LTV and “As-is” Maturity Date or ARD LTV are 77.9% and 64.9%, respectively.
Rated Final Distribution Date:	March 2047
Minimum Denominations:	$10,000 (or $100,000 with respect to Class X-A) and in each case in multiples of $1 thereafter.
Clean-up Call:	1%

		(3)	For the ARD loan, the original term to maturity and remaining term to maturity are through the anticipated repayment date.
		(4)	Interest only through the maturity or anticipated repayment date.
		(5)	Includes FF&E Reserves.
		(6)	Represents the percent of the allocated Initial Outstanding Pool Balance of retail, office, industrial and mixed use properties only.

Distribution of Collateral by Property Type

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

COMM 2014-UBS2 Mortgage Trust

SUMMARY OF THE CERTIFICATES

OFFERED CERTIFICATES

Class(1)	Ratings (Moody’s/DBRS/KBRA)	Initial Certificate Balance or Notional Amount(2)	Initial Subordination Levels	Weighted Average Life (years)(3)	Principal Window (months)(3)	Certificate Principal to Value Ratio(4)	Underwritten NOI Debt Yield(5)
Class A-1	Aaa(sf) / AAA(sf) / AAA(sf)	$50,034,000	30.000%(6)	2.86	1 - 57	46.5%	14.4%
Class A-2	Aaa(sf) / AAA(sf) / AAA(sf)	$110,593,000	30.000%(6)	4.87	57 - 59	46.5%	14.4%
Class A-3	Aaa(sf) / AAA(sf) / AAA(sf)	$18,667,000	30.000%(6)	6.93	82 - 84	46.5%	14.4%
Class A-SB	Aaa(sf) / AAA(sf) / AAA(sf)	$93,739,000	30.000%(6)	7.43	59 - 117	46.5%	14.4%
Class A-4	Aaa(sf) / AAA(sf) / AAA(sf)	$237,000,000	30.000%(6)	9.78	117 - 118	46.5%	14.4%
Class A-5	Aaa(sf) / AAA(sf) / AAA(sf)	$354,988,000	30.000%(6)	9.84	118 - 119	46.5%	14.4%
Class X-A(7)	Aaa(sf) / AAA(sf) / AAA(sf)	$934,532,000(8)	N/A	N/A	N/A	N/A	N/A
Class A-M(9)(10)	Aaa(sf) / AAA(sf) / AAA(sf)	$69,511,000	24.375%	9.89	119 - 119	50.3%	13.4%
Class B(9)(10)	Aa3(sf) / AA(sf) / AA-(sf)	$89,592,000	17.125%	9.89	119 - 119	55.1%	12.2%
Class PEZ(9)(10)	A1(sf) / A(low)(sf) / A-(sf)	$208,532,000	13.125%(6)	9.89	119 - 119	57.8%	11.6%
Class C(9)(10)	A3(sf) / A(low)(sf) / A-(sf)	$49,429,000	13.125%(6)	9.89	119 - 119	57.8%	11.6%

NON-OFFERED CERTIFICATES

Class(1)	Ratings (Moody’s/DBRS/KBRA)	Initial Certificate Balance or Notional Amount(2)	Initial Subordination Levels	Weighted Average Life (years)(3)	Principal Window (months)(3)	Certificate Principal to Value Ratio(4)	Underwritten NOI Debt Yield(5)
Class X-B(7)	NR / AAA(sf) / AAA(sf)	$214,711,000(8)	N/A	N/A	N/A	N/A	N/A
Class D	NR / BBB(low)(sf) / BBB-(sf)	$75,690,000	7.000%	9.89	119 - 119	61.8%	10.9%
Class E	NR / BB(low)(sf) / BB-(sf)	$27,804,000	4.750%	9.95	119 - 120	63.3%	10.6%
Class F	NR / B(low)(sf) / B(sf)	$20,081,000	3.125%	9.98	120 - 120	64.4%	10.4%
Class G	NR / NR / NR	$38,617,401	0.000%	9.98	120 - 120	66.5%	10.1%

(1)
The pass–through rates applicable to the Class A–1, Class A–2, Class A–3, Class A–SB, Class A–4, Class A–5, Class A–M, Class B, Class C, Class D, Class E, Class F and Class G Certificates will equal one of: (i) a fixed per annum rate, (ii) the weighted average of the net mortgage rates on the mortgage loans (in each case, adjusted, if necessary, to accrue on the basis of a 360–day year consisting of twelve 30–day months) as of their respective due dates in the month preceding the month in which such distribution date occurs, (iii) a rate equal to the lesser of a specified pass–through rate and the weighted average of the net mortgage rates on the mortgage loans (in each case, adjusted, if necessary, to accrue on the basis of a 360–day year consisting of twelve 30–day months) as of their respective due dates in the month preceding the month in which such distribution date occurs, or (iv) the weighted average of the net mortgage rates on the mortgage loans (in each case, adjusted, if necessary, to accrue on the basis of a 360–day year consisting of twelve 30–day months) as of their respective due dates in the month preceding the month in which such distribution date occurs, less a specified rate. The Class PEZ Certificates will not have a pass-through rate, but will be entitled to receive the sum of the interest distributable on the percentage interest of the Class A–M, Class B and Class C trust components represented by the Class PEZ Certificates. The pass-through rate on the Class A–M, Class B and Class C trust components will at all times be the same as the pass-through rate of the Class A–M, Class B and Class C Certificates.

(2)	Approximate; subject to a permitted variance of plus or minus 5%.
(3)
The weighted average life and principal window during which distributions of principal would be received as set forth in the table with respect to each class of certificates with a certificate balance is based on (i) modeling assumptions and prepayment assumptions described in the Free Writing Prospectus, (ii) assumptions that there are no prepayments or losses on the mortgage loans and (iii) assumptions that there are no extensions of maturity dates and that mortgage loans with anticipated repayment dates are repaid on their respective anticipated repayment dates.

(4)
“Certificate Principal to Value Ratio” for any class with a Certificate Balance is calculated as the product of (a) the weighted average mortgage loan Cut–off Date LTV of the mortgage pool, multiplied by (b) a fraction, the numerator of which is the total initial Certificate Balance of the related class of Certificates and all other classes, if any, that are senior to such class, and the denominator of which is the total initial Certificate Balance of all Certificates. The Certificate Principal to Value Ratios of the Class A–1, Class A–2, Class A–3, Class A–SB, Class A–4 and Class A–5 Certificates are calculated in the aggregate for those classes as if they were a single class.

(5)
“Underwritten NOI Debt Yield” for any class with a Certificate Balance is calculated as the product of (a) the weighted average U/W NOI Debt Yield for the mortgage pool, multiplied by (b) a fraction, the numerator of which is the total initial Certificate Balance and the denominator of which is the total initial Certificate Balance of the related class of Certificates and all other classes, if any, that are senior to such class. The Underwritten NOI Debt Yields of the Class A–1, Class A–2, Class A–3, Class A–SB, Class A–4 and Class A–5 Certificates are calculated in the aggregate for those classes as if they were a single class.

(6)
The initial subordination levels for the Class A–1, Class A–2, Class A–3, Class A–SB, Class A–4 and Class A–5 are represented in the aggregate. The initial subordination levels for the Class PEZ and Class C Certificates are equal to the initial subordination level of the underlying Class C trust component which will have an initial outstanding balance on the closing date of $49,429,000.

(7)
The pass–through rate applicable to the Class X–A and Class X–B Certificates for each Distribution Date will generally be equal to the excess of (i) the weighted average of the net mortgage rates on the mortgage loans (in each case, adjusted, if necessary to accrue on the basis of a 360 day year consisting of twelve 30–day months), over (ii)(A) with respect to the Class X–A Certificates, the weighted average of the pass–through rates of the Class A–1, Class A–2, Class A–3, Class A–SB, Class A–4, Class A–5 and Class A–M Certificates (based on their Certificate Balances and without regard to any exchange of Class A–M, Class B and Class C Certificates for Class PEZ Certificates), as further described in the Free Writing Prospectus and (B) with respect to the Class X–B Certificates, the weighted average of the pass–through rates of the Class B, Class C and Class D Certificates (based on their Certificate Balances and without regard to any exchange of Class A–M, Class B and Class C Certificates for Class PEZ Certificates), as further described in the Free Writing Prospectus.

(8)
The Class X–A and Class X–B Certificates (the “Class X Certificates”) will not have Certificate Balances. None of the Class X–A and Class X–B Certificates are entitled to distributions of principal. The interest accrual amounts on the Class X–A Certificates will be calculated by reference to a notional amount equal to the sum of the total Certificate Balances of each of the Class A–1, Class A–2, Class A–3, Class A–SB, Class A–4, Class A–5 and Class A–M Certificates (without regard to any exchange of Class A–M, Class B, and Class C Certificates for Class PEZ Certificates). The interest accrual amounts on the Class X–B Certificates will be calculated by reference to a notional amount equal to the Certificate Balances of each the Class B, Class C and Class D Certificates (without regard to any exchange of Class A–M, Class B, and Class C Certificates for Class PEZ Certificates).

(9)
Up to the full Certificate Balance of the Class A–M, Class B and Class C Certificates may be exchanged for Class PEZ Certificates, and Class PEZ Certificates may be exchanged for up to the full Certificate Balance of the Class A–M, Class B and Class C Certificates.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

COMM 2014-UBS2 Mortgage Trust

SUMMARY OF THE CERTIFICATES

(10)
On the closing date, the issuing entity will issue the Class A–M, Class B and Class C trust components, which will have outstanding principal balances on the closing date of $69,511,000, $89,592,000 and $49,429,000, respectively. The Class A–M, Class B, Class PEZ and Class C Certificates will, at all times, represent undivided beneficial ownership interests in a grantor trust that will hold such trust components. Each class of the Class A–M, Class B and Class C Certificates will, at all times, represent a beneficial interest in a percentage of the outstanding principal balance of the Class A–M, Class B and Class C trust components, respectively. The Class PEZ Certificates will, at all times, represent a beneficial interest in the remaining percentages of the outstanding principal balances of the Class A–M, Class B and Class C trust components. Following any exchange of Class A–M, Class B and Class C Certificates for Class PEZ Certificates or any exchange of Class PEZ Certificates for Class A–M, Class B and Class C Certificates as described in the Free Writing Prospectus, the percentage interest of the outstanding principal balances of the Class A–M, Class B and Class C trust component that is represented by the Class A–M, Class B, Class PEZ and Class C Certificates will be increased or decreased accordingly. The initial Certificate Balance of each of the Class A–M, Class B and Class C Certificates represents the Certificate Balance of such class without giving effect to any exchange. The initial Certificate Balance of the Class PEZ Certificates is equal to the aggregate of the initial Certificate Balance of the Class A–M, Class B and Class C Certificates and represents the maximum Certificate Balance of the Class PEZ Certificates that could be issued in an exchange. The Certificate Balances of the Class A–M, Class B and Class C Certificates to be issued on the closing date will be reduced, in required proportions, by an amount equal to the Certificate Balance of the Class PEZ Certificates issued on the closing date.

Short–Term Certificate Principal Paydown Summary(1)

Class	Mortgage Loan Seller	Mortgage Loan	Property Type	Cut–off Date Balance	Remaining Term to Maturity (Mos.)	Cut-off Date LTV Ratio	U/W NCF DSCR	U/W NOI Debt Yield
A-1/A-2	UBSRES	Hood Commons	Retail	$11,203,565	57	67.9%	1.93x	13.6%
A-2	UBSRES	Summer Lake Estates	Multifamily	$6,283,440	58	64.1%	1.34x	8.8%
A-2/A-SB	UBSRES	Embassy Suites - Anaheim	Hospitality	$50,000,000	59	66.1%	1.85x	12.0%
A-2/A-SB	GACC	Tops Markets Grocery Anchored Portfolio	Retail	$34,948,224	59	63.4%	1.72x	12.1%
A-2/A-SB	GACC	GRM Arlington	Industrial	$6,288,420	59	71.5%	1.73x	13.9%
A-2/A-SB	KeyBank	MVP Parking Portfolio	Other	$4,291,534	59	43.1%	2.03x	15.1%
A-3/A-SB	KeyBank	Forest Hills Apartments	Multifamily	$5,800,000	82	67.1%	1.33x	9.5%
A-3/A-SB	KeyBank	LA Fitness Portfolio	Retail	$16,100,000	84	60.2%	1.59x	12.3%
(1)
This table identifies loans with balloon payments due during the principal paydown window assuming 0% CPR and no losses for the indicated Certificates. See “Yield and Maturity Considerations – Yield Considerations” in the Free Writing Prospectus.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

COMM 2014-UBS2 Mortgage Trust

TRANSACTION HIGHLIGHTS

■	$1,235,745,402 (Approximate) New–Issue Multi–Borrower CMBS:

–
Overview: The mortgage pool consists of 59 fixed–rate commercial, multifamily and manufactured housing community loans that have an aggregate Cut–off Date Balance of $1,235,745,402 (the “Initial Outstanding Pool Balance”), have an average Cut–off Date Balance of $20,944,837 per Mortgage Loan and are secured by 95 Mortgaged Properties located throughout 24 states.

–	LTV: 66.5% weighted average Cut–off Date LTV and 58.5% weighted average Maturity Date or ARD LTV.

–	DSCR: 1.58x weighted average Debt Service Coverage Ratio, based on Underwritten NOI. 1.48x weighted average Debt Service Coverage Ratio, based on Underwritten NCF.

–	Debt Yield: 10.1% weighted average debt yield, based on Underwritten NOI. 9.4% weighted average debt yield, based on Underwritten NCF.

–
Credit Support: 30.000% credit support for the Class A–1, Class A–2, Class A–3, Class A–SB, Class A–4 and Class A–5 Certificates in the aggregate, which are each rated Aaa(sf) / AAA(sf) / AAA(sf) by Moody’s/DBRS/KBRA.

■	Loan Structural Features:

–	Amortization: 92.4% of the Mortgage Loans by Cut–off Date Balance have scheduled amortization:

■	36.4% of the Mortgage Loans by Cut–off Date Balance have amortization for the entire term with a balloon payment due at Maturity or ARD.

■	56.0% of the Mortgage Loans by Cut–off Date Balance have scheduled amortization following a partial interest–only period with a balloon payment due at Maturity or ARD.

■	7.6% of the Mortgage Loans by Cut-off Date Balance are interest-only for the entire term or through the ARD.

–	Hard Lockboxes: 65.8% of the Mortgage Loans by Cut–off Date Balance have Hard Lockboxes in place.

■
Cash Traps: 91.9% of the Mortgage Loans by Cut–off Date Balance have cash traps triggered by certain declines in net cash flow, all at levels greater than or equal to 1.05x, that fund an excess cash flow reserve.

–	Reserves: The Mortgage Loans require amounts to be escrowed for reserves upfront or on an ongoing basis as follows:

■	Real Estate Taxes: 51 Mortgage Loans representing 83.3% of the total Cut–off Date Balance.

■	Insurance Reserves: 35 Mortgage Loans representing 38.7% of the total Cut–off Date Balance.

■	Replacement Reserves (Including FF&E Reserves): 53 Mortgage Loans representing 91.4% of the total Cut–off Date Balance.

■	Tenant Improvement / Leasing Commissions: 25 Mortgage Loans representing 80.6% of the total allocated Cut–off Date Balance of office, retail, industrial and mixed use properties only.

–	Defeasance: 66.4% of the Mortgage Loans by Cut–off Date Balance permit defeasance only after a lockout period and prior to an open period.

–	Yield Maintenance: 24.5% of the Mortgage Loans by Cut–off Date Balance permit prepayment only after a lockout period and prior to an open period with a Yield Maintenance Charge.

–
Defeasance or Yield Maintenance: 9.2% of the Mortgage Loans by Cut–off Date Balance permit yield maintenance, then either defeasance or prepayment with a Yield Maintenance Charge, in either case only after a lockout period and prior to an open period.

■	Multiple–Asset Types > 5.0% of the Total Pool:

–	Retail: 25.0% of the Mortgaged Properties by allocated Cut–off Date Balance are retail properties.

–	Office: 22.4% of the Mortgaged Properties by allocated Cut–off Date Balance are office properties.

–	Multifamily: 12.3% of the Mortgaged Properties by allocated Cut–off Date Balance are multifamily properties.

–	Mixed Use: 11.8% of the Mortgaged Properties by allocated Cut–off Date Balance are mixed use properties.

–	Hospitality: 11.3% of the Mortgaged Properties by allocated Cut–off Date Balance are hospitality properties.

–	Manufactured Housing Community: 8.6% of the Mortgaged Properties by allocated Cut–off Date Balance are manufactured housing community properties.

–	Industrial: 6.0% of the Mortgaged Properties by allocated Cut–off Date Balance are industrial properties.

■
Geographic Diversity: The 95 Mortgaged Properties are located throughout 24 states with only two states having at least 10.0% by allocated Cut–off Date Balance: California (18.9%) and Massachusetts (12.3%).

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

COMM 2014-UBS2 Mortgage Trust

STRUCTURE OVERVIEW

Principal Payments:
Payments in respect of principal of the Certificates will be distributed, first, to the Class A–SB Certificates, until the Certificate Balance of such Class is reduced to the planned principal balance for the related Distribution Date set forth on Annex A–3 to the Free Writing Prospectus, then, to the Class A–1, Class A–2, Class A–3, Class A–4, Class A–5 and Class A–SB Certificates, in that order, until the Certificate Balance of each such Class is reduced to zero, then, to the Class A–M trust component (and correspondingly to the Class A–M Certificates and the Class PEZ Certificates, pro rata, based on their respective percentage interests in the Class A–M trust component) until the principal balance of the Class A–M trust component has been reduced to zero, then, to the Class B trust component (and correspondingly to the Class B Certificates and the Class PEZ Certificates, pro rata, based on their respective percentage interests in the Class B trust component) until the principal balance of the Class B trust component has been reduced to zero, then, to the Class C trust component (and correspondingly to the Class C Certificates and the Class PEZ Certificates, pro rata, based on their respective percentage interests in the Class C trust component), until the principal balance of the Class C trust component has been reduced to zero, and then, to the Class D, Class E, Class F and Class G Certificates, in that order, until the Certificate Balance of each such Class is reduced to zero. Notwithstanding the foregoing, if the total principal balance of the Class A–M trust component, Class B trust component and Class C trust component and the Certificate Balances of the Class D through Class G Certificates have been reduced to zero as a result of loss allocation, payments in respect of principal of the Certificates will be distributed, first, to the Class A–1, Class A–2, Class A–3, Class A–SB, Class A–4 and Class A–5 Certificates, on a pro rata basis, based on the Certificate Balance of each such Class, then, to the extent of any recoveries on realized losses, to the Class A-M trust component (and correspondingly to the Class A–M Certificates and the Class PEZ Certificates, pro rata, based on their respective percentage interests in the Class A–M trust component), then, to the extent of any recoveries on realized losses, to the Class B trust component (and correspondingly to the Class B Certificates and the Class PEZ Certificates, pro rata, based on their respective percentage interests in the Class B trust component), then, to the extent of any recoveries on realized losses, to the Class C trust component (and correspondingly to the Class C Certificates and the Class PEZ Certificates, pro rata, based on their respective percentage interests in the Class C trust component), then, to the extent of any recoveries on realized losses, to the Class D, Class E, Class F and Class G Certificates, in that order, in each case until the Certificate Balance of each such Class or trust component is reduced to zero (or previously allocated realized losses have been fully reimbursed).

The Class X–A and Class X–B Certificates will not be entitled to receive distributions of principal; however, (i) the notional amount of the Class X–A Certificates will be reduced by the aggregate amount of principal distributions and realized losses allocated to the Class A–1, Class A–2, Class A–3, Class A–SB, Class A–4, Class A–5 and the Class A–M Certificates (without regard to any exchange of Class A-M, Class B and Class C Certificates for Class PEZ Certificates); and (ii) the notional amount of the Class X–B Certificates will be reduced by the principal distributions and realized losses allocated to the Class B, Class C and Class D Certificates (without regard to any exchange of Class A–M, Class B and Class C Certificates for Class PEZ Certificates.

Interest Payments:
On each Distribution Date, interest accrued for each Class of the Certificates or trust component at the applicable pass–through rate will be distributed in the following order of priority, to the extent of available funds: first, to the Class A–1, Class A–2, Class A–3, Class A–SB, Class A–4, Class A–5, Class X–A and Class X–B Certificates, on a pro rata basis, based on the accrued and unpaid interest on each such Class, then, to the Class A–M trust component (and correspondingly to the Class A–M Certificates and the Class PEZ Certificates, pro rata, based on their respective percentage interests of the accrued and unpaid interest on the Class A–M trust component), then, to the Class B trust component (and correspondingly to the Class B Certificates and the Class PEZ Certificates, pro rata, based on their respective percentage interests of the accrued and

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

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unpaid interest on the Class B trust component), then, to the Class C trust component (and correspondingly to the Class C Certificates and the Class PEZ Certificates, pro rata, based on their respective percentage interests of the accrued and unpaid interest on the Class C trust component), and then, to the Class D, Class E, Class F and Class G Certificates, in that order, in each case until the interest payable to each such Class is paid in full.

The pass–through rates applicable to the Class A–1, Class A–2, Class A–3, Class A–SB, Class A–4, Class A–5, Class A–M, Class B, Class C, Class D, Class E, Class F and Class G Certificates for each Distribution Date will equal one of: (i) a fixed per annum rate, (ii) the weighted average of the net mortgage rates on the mortgage loans (in each case, adjusted, if necessary, to accrue on the basis of a 360–day year consisting of twelve 30–day months) as of their respective due dates in the month preceding the month in which such distribution date occurs, (iii) a rate equal to the lesser of a specified pass–through rate and the weighted average of the net mortgage rates on the mortgage loans (in each case, adjusted, if necessary, to accrue on the basis of a 360–day year consisting of twelve 30–day months) as of their respective due dates in the month preceding the month in which such distribution date occurs, or (iv) the weighted average of the net mortgage rates on the mortgage loans (in each case, adjusted, if necessary, to accrue on the basis of a 360–day year consisting of twelve 30–day months) as of their respective due dates in the month preceding the month in which such distribution date occurs, less a specified rate. The pass-through rate on the Class A–M, Class B and Class C trust components will at all times be the same as the pass-through rate of the Class A–M, Class B and Class C Certificates. The Class PEZ Certificates will not have a pass-through rate, but will be entitled to receive the sum of interest distributable on the percentage interest of the Class A–M, Class B and Class C trust components represented by the PEZ Certificates.

The pass–through rate applicable to the Class X–A and Class X–B Certificates for each Distribution Date will generally be equal to the excess of (i) the weighted average of the net mortgage rates on the mortgage loans (in each case, adjusted, if necessary, to accrue on the basis of a 360–day year consisting of twelve 30–day months), over (ii)(A) with respect to the Class X–A Certificates, the weighted average of the pass–through rates of the Class A–1, Class A–2, Class A–3, Class A–SB, Class A–4, Class A–5 and Class A–M Certificates (based on their Certificate Balances and without regard to any exchange of Class A–M, Class B and Class C Certificates for Class PEZ Certificates), as further described in the Free Writing Prospectus and (B) with respect to the Class X–B Certificates, the weighted average of the pass–through rates of the Class B, Class C and Class D Certificates (based on their Certificate Balances and without regard to any exchange of Class A–M, Class B and Class C Certificates for Class PEZ Certificates), as further described in the Free Writing Prospectus.

Prepayment Interest Shortfalls:
Net prepayment interest shortfalls will be allocated pro rata based on interest entitlements, in reduction of the interest otherwise payable with respect to each of the interest–bearing certificate classes.

Loss Allocation:
Losses will be allocated to each Class of Certificates in reverse alphabetical order starting with Class G through and including Class D, then, to the Class C trust component (and correspondingly to the Class C Certificates and the Class PEZ Certificates, pro rata, based on their respective percentage interests in the Class C trust component), then, to the Class B trust component (and correspondingly to the Class B Certificates and the Class PEZ Certificates, pro rata, based on their respective percentage interests in the Class B trust component), then, to the Class A–M trust component (and correspondingly to the Class A–M Certificates and the Class PEZ Certificates, pro rata, based on their respective percentage interests in the Class A–M trust component), and then to Class A–1, Class A–2, Class A–3, Class A–SB, Class A–4 and Class A–5 Certificates on a pro rata basis based on the Certificate Balance of each such class. The notional amount of

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

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either Class of Class X Certificates will be reduced by the aggregate amount of realized losses allocated to Certificates and trust components that are components of the notional amount of such Class of Class X Certificates.

Prepayment Premiums:
A percentage of all prepayment premiums (either fixed prepayment premiums or yield maintenance amounts) collected will be allocated to each of the Class A–1, Class A–2, Class A–3, Class A–SB, Class A–4, Class A–5 and Class D Certificates and the Class A–M, Class B and Class C trust components (the “YM P&I Certificates”) then entitled to principal distributions, which percentage will be equal to the product of (a) a fraction, not greater than one, the numerator of which is the amount of principal distributed to such Class or trust component on such Distribution Date and the denominator of which is the total amount of principal distributed to the holders of the Class A–1, Class A–2, Class A–3, Class A–SB, Class A–4, Class A–5 and Class D Certificates and the Class A–M, Class B and Class C trust components on such Distribution Date, and (b) a fraction (expressed as a percentage which can be no greater than 100% nor less than 0%), the numerator of which is the excess of the pass–through rate of each such Class of Certificates or trust component currently receiving principal over the relevant Discount Rate, and the denominator of which is the excess of the Mortgage Rate of the related Mortgage Loan over the relevant Discount Rate.

Prepayment Premium Allocation Percentage for all YM P&I Certificates =

	(Pass–Through Rate – Discount Rate)		The percentage of the principal distribution amount to such Class or trust component as described in (a) above
	(Mortgage Rate – Discount Rate)	X

The remaining percentage of the prepayment premiums will be allocated to the Class X Certificates in the manner described in the Free Writing Prospectus. In general, this formula provides for an increase in the percentage of prepayment premiums allocated to the YM P&I Certificates then entitled to principal distributions relative to the Class X Certificates as Discount Rates decrease and a decrease in the percentage allocated to such Classes as Discount Rates rise.

All prepayment premiums (either fixed prepayment premiums or yield maintenance amounts) allocated in respect of (i) the Class A–M trust component as described above will be allocated between the Class A–M Certificates and the Class PEZ Certificates, pro rata, based on their respective percentage interests in the Class A–M trust component, (ii) the Class B trust component as described above will be allocated between the Class B Certificates and the Class PEZ Certificates, pro rata, based on their respective percentage interests in the Class B trust component, and (iii) the Class C trust component as described above will be allocated between the Class C Certificates and the Class PEZ Certificates, pro rata, based on their respective percentage interests in the Class C trust component.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

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Loan Combinations:
The portfolio of Mortgaged Properties identified on Annex A–1 to the Free Writing Prospectus as Google and Amazon Office Portfolio secures a Mortgage Loan with an outstanding principal balance as of the Cut–off Date of $120,000,000, evidenced by Note A-3 (the “Google and Amazon Office Portfolio Loan”), representing approximately 9.7% of the Initial Outstanding Pool Balance, and also secures on a pari passu basis three companion loans that have an aggregate outstanding principal balance as of the Cut-off Date of $332,200,000, evidenced by Note A-1, Note A-2 and Note A-4. Note A-1 has a principal balance as of the Cut-off Date of $155,000,000 and is currently included in the COMM 2014-CCRE14 Mortgage Trust securitization. Note A-2 has a principal balance as of the Cut-off Date of $110,000,000 and is currently included in the COMM 2014-CCRE15 Mortgage Trust securitization. Note A-4, which has a principal balance as of the Cut-off Date of $67,200,000, is currently held by GACC and may be sold or further divided at any time (subject to compliance with the terms of the related intercreditor agreement). The Google and Amazon Office Portfolio Loan and related companion loans are pari passu in right of payment and are collectively referred to herein as the “Google and Amazon Office Portfolio Loan Combination.”

The Google and Amazon Office Portfolio Loan Combination will be serviced pursuant to the COMM 2014-CCRE14 pooling and servicing agreement and the related intercreditor agreement. For additional information regarding the Google and Amazon Office Portfolio Loan Combination, see “Description of the Mortgage Pool—Loan Combinations—The Google and Amazon Office Portfolio Loan Combination” in the Free Writing Prospectus.

The Mortgaged Property identified on Annex A–1 to the Free Writing Prospectus as One Kendall Square secures a Mortgage Loan with an outstanding principal balance as of the Cut–off Date of $120,000,000, evidenced by Note A-1 (the “One Kendall Square Loan”), representing approximately 9.7% of the Initial Outstanding Pool Balance, and also secures on a pari passu basis a companion loan that has an outstanding principal balance as of the Cut-off Date of $83,000,000, evidenced by Note A-2, which is currently held by GACC and may be sold or further divided at any time (subject to compliance with the terms of the related intercreditor agreement). The One Kendall Square Loan and related companion loan are pari passu in right of payment and are collectively referred to herein as the “One Kendall Square Loan Combination.”

The One Kendall Square Loan Combination will be serviced pursuant to the pooling and servicing agreement related to this transaction (the “Pooling and Servicing Agreement”) and the related intercreditor agreement. For additional information regarding the One Kendall Square Loan Combination, see “Description of the Mortgage Pool—Loan Combinations—The One Kendall Square Loan Combination” in the Free Writing Prospectus.

Control Rights:
Certain Classes of Certificates (the “Control Eligible Certificates”) will have certain control rights over servicing matters with respect to each Mortgage Loan (other than with respect to the Google and Amazon Office Portfolio Loan Combination) and the One Kendall Square Loan Combination. The majority owner or appointed representative of the Class of Control Eligible Certificates that is the Controlling Class (such owner or representative, the “Directing Holder”), will be entitled to direct the Special Servicer to take, or refrain from taking certain actions with respect to a Mortgage Loan. Furthermore, the Directing Holder will also have the right to receive notice and consent to certain material actions that the Master Servicer and the Special Servicer proposes to take with respect to such Mortgage Loan.

For a description of the directing holder for the Google and Amazon Office Portfolio Loan Combination, which are each referred to herein as a “Loan Combination Directing Holder”, see “Description of the Mortgage Pool—Loan Combinations” and “Description of the Pooling and Servicing Agreement—The Directing Holder” in the Free Writing Prospectus.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

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Control Eligible Certificates:	Class E, Class F and Class G Certificates.
Controlling Class:
The Controlling Class will be the most subordinate Class of Control Eligible Certificates then outstanding that has an aggregate Certificate Balance, as notionally reduced by any Appraisal Reduction Amounts allocable to such Class, equal to no less than 25% of the initial Certificate Balance of such Class.

The Controlling Class as of the Settlement Date will be the Class G Certificates.

The holder of the control rights with respect to the Google and Amazon Office Portfolio Loan Combination will be the related Loan Combination Directing Holder.

Appraised–Out Class:	Any Class of Control Eligible Certificates that has been determined, as a result of Appraisal Reductions Amounts allocable to such Class, to no longer be the Controlling Class.
Remedies Available to Holders of an Appraised–Out Class:

Holders of the majority of any Class of Control Eligible Certificates that is determined at any time of determination to no longer be the Controlling Class as a result of an allocation of an Appraisal Reduction Amounts in respect of such Class will have the right, at their sole expense, to require the Special Servicer to order a second appraisal for any Mortgage Loan for which an Appraisal Reduction Event has occurred. Upon receipt of the second appraisal, the Special Servicer will be required to determine, in accordance with the Servicing Standard, whether, based on its assessment of the second appraisal, a recalculation of the Appraisal Reduction Amount is warranted. If warranted, the Special Servicer will direct the Master Servicer to recalculate the Appraisal Reduction Amount based on the second appraisal, and if required by such recalculation, the Special Servicer will reinstate the Appraised–Out Class as the Controlling Class. The Holders of an Appraised–Out Class requesting a second appraisal will not be entitled to exercise any rights of the Controlling Class until such time, if any, as the Class is reinstated as the Controlling Class.

Directing Holder:
It is anticipated that (i) affiliates of AllianceBernstein L.P. will purchase no less than the majority of Class E, Class F, Class G and Class V certificates, (ii) affiliates of Raith Capital Management, LLC will purchase the minority of Class E, Class F, Class G and Class V certificates and (iii) an affiliate of Raith Capital Management, LLC will be the initial Directing Holder with respect to each Mortgage Loan (other than the Google and Amazon Office Portfolio Loan Combination) and the One Kendall Square Loan Combination.

See “Description of the Mortgage Pool—Loan Combinations” and “Description of the Pooling and Servicing Agreement—The Directing Holder” in the Free Writing Prospectus for a description of the Loan Combination Directing Holder for the Google and Amazon Office Portfolio Loan Combination.

Control Termination Event:
Will occur when no Class of Control Eligible Certificates has a Certificate Balance (as notionally or actually reduced by any Appraisal Reduction Amounts and Realized Losses) equal to or greater than 25% of the Certificate Balance as of the Settlement Date.

Upon the occurrence and the continuance of a Control Termination Event, the Controlling Class will no longer have any Control Rights. The Directing Holder will no longer have the right to direct certain actions of the Special Servicer and will no longer have consent rights with respect to certain material actions that the Master Servicer or Special Servicer proposes to take with respect to a Mortgage Loan.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

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Upon the occurrence and continuation of a Control Termination Event, the Directing Holder (i.e., the majority owner or representative of the senior most Class of Control Eligible Certificates) will retain non–binding consultation rights with respect to certain material actions that the Special Servicer proposes to take with respect to a Mortgage Loan. Such consultation rights will continue until the occurrence of a Consultation Termination Event.

Consultation Termination Event:
Will occur when, without giving regard to the application of any Appraisal Reduction Amounts (i.e., giving effect to principal reduction through Realized Losses only), there is no Class of Control Eligible Certificates that has an aggregate Certificate Balance equal to 25% or more of the initial Certificate Balance of such Class.

Upon the occurrence and continuance of a Consultation Termination Event, the Directing Holder will have no rights under the Pooling and Servicing Agreement other than those rights that all Certificateholders have.

Appointment and Replacement of Special Servicer:

The Directing Holder will appoint the initial Special Servicer as of the Settlement Date. Prior to the occurrence and continuance of a Control Termination Event, the Special Servicer (other than with respect to the Google and Amazon Office Portfolio Loan Combination) may generally be replaced at any time by the Directing Holder.

Upon the occurrence and during the continuance of a Control Termination Event, the Directing Holder will no longer have the right to replace the Special Servicer and such replacement (other than with respect to the Google and Amazon Office Portfolio Loan Combination) will occur based on a vote of holders of all voting eligible Classes of Certificates as described below. See “Description of the Mortgage Pool—Loan Combinations” and “Description of the Pooling and Servicing Agreement” in the Free Writing Prospectus for a description of the special servicer appointment and replacement rights with respect to the Google and Amazon Office Portfolio Loan Combination.

Replacement of Special Servicer by Vote of Certificateholders:

Other than with respect to the Google and Amazon Office Portfolio Loan Combination, if a Control Termination Event has occurred and is continuing, upon (i) the written direction of holders of Certificates evidencing not less than 25% of the voting rights of all Classes of Certificates entitled to principal (taking into account the application of Appraisal Reduction Amounts to notionally reduce the Certificate Balances of Classes to which such Appraisal Reduction Amounts are allocable) requesting a vote to replace the Special Servicer with a replacement Special Servicer, (ii) payment by such requesting holders to the Certificate Administrator of all reasonable fees and expenses to be incurred by the Certificate Administrator in connection with administering such vote and (iii) delivery by such holders to the Certificate Administrator of written confirmations from each Rating Agency that the appointment of the replacement Special Servicer will not result in a downgrade of the Certificates, the Certificate Administrator will be required to promptly provide written notice to all certificateholders of such request and conduct the solicitation of votes of all Certificates in such regard. Upon the written direction (within 180 days) of (i) Holders of at least 75% of a Certificateholder Quorom or (ii) the Holders of more than 50% of the voting rights of each Class of Non–Reduced Certificates, the Trustee will immediately replace the Special Servicer (other than with respect to the Google and Amazon Office Portfolio Loan Combination) with the replacement Special Servicer.

“Certificateholder Quorum” means, in connection with any solicitation of votes in connection with the replacement of the Special Servicer as described above, the holders of Certificates evidencing at least 75% of the aggregate voting rights (taking into account Realized Losses and the application of any Appraisal Reduction Amounts to notionally

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

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reduce the Certificate Balance of the Certificates) of all classes of Certificates entitled to principal, on an aggregate basis.

In addition, after the occurrence of a Consultation Termination Event, if the Operating Advisor determines that the Special Servicer is not performing its duties in accordance with the Servicing Standard, the Operating Advisor will have the right to recommend the replacement of the Special Servicer (other than with respect to the Google and Amazon Office Portfolio Loan Combination). The Operating Advisor’s recommendation to replace the Special Servicer (other than with respect to the Google and Amazon Office Portfolio Loan Combination) must be confirmed by a majority of the voting rights of all Classes of Certificates entitled to principal (taking into account the application of Appraisal Reduction Amounts to notionally reduce the Certificate Balances of Classes to which such Appraisal Reduction Amounts are allocable) within 180 days from the time such recommendation is posted to the Certificate Administrator website and is subject to the receipt of written confirmations from each Rating Agency that the appointment of the replacement Special Servicer will not result in a downgrade of the Certificates. See “Description of the Mortgage Pool—Loan Combinations” and “Description of the Pooling and Servicing Agreement” in the Free Writing Prospectus for a description of the special servicer appointment and replacement rights with respect to the Google and Amazon Office Portfolio Loan Combination.

Cap on Workout and Liquidation Fees:

The workout fees and liquidation fees payable to a Special Servicer under the Pooling and Servicing Agreement will be an amount equal to the lesser of: (1) 1.0% of each collection of interest and principal following a workout or liquidation and (2) $1,000,000 per workout or liquidation. All Modification Fees actually paid to the Special Servicer in connection with a workout or liquidation or in connection with any prior workout or partial liquidation that occurred within the prior 18 months will be deducted from the total workout and/or liquidation fees payable (other than Modification Fees earned while the Mortgage Loan was not in special servicing). In addition, the total amount of workout and liquidation fees actually payable by the Trust under the Pooling and Servicing Agreement will be capped in the aggregate at $1,000,000 for each Mortgage Loan. If a new special servicer begins servicing the Mortgage Loan, all amounts paid to the prior special servicer will be disregarded for purposes of calculating the cap.

Special Servicer Compensation:
The special servicing fee will equal 0.25% per annum of the stated principal balance of the related specially serviced loan or REO property. The Special Servicer and its affiliates will be prohibited from receiving or retaining any compensation or any other remuneration under the Pooling and Servicing Agreement (including in the form of commissions, brokerage fees, rebates, or as a result of any other fee–sharing arrangement) from any person (including the issuing entity, any borrower, any manager, any guarantor or indemnitor in respect of a Mortgage Loan or Serviced Loan Combination, if any, and any purchaser of any Mortgage Loan, Serviced Companion Loan or REO Property) in connection with the disposition, workout or foreclosure of any Mortgage Loan or Serviced Loan Combination, the management or disposition of any REO Property, or the performance of any other special servicing duties under the Pooling and Servicing Agreement, other than as expressly permitted in the Pooling and Servicing Agreement and other than commercially reasonable treasury management fees, banking fees and insurance commissions or fees received or retained by the Special Servicer or any of its Affiliates in connection with any services performed by such party with respect to any mortgage loan. Subject to certain limited exceptions, the Special Servicer will also be required to report any compensation or other remuneration the Special Servicer or its affiliates have received from any person and such information will be disclosed in the Certificateholders’ monthly distribution date statement.

Operating Advisor:	With respect to the Mortgage Loans (other than with respect to the Google and Amazon Office Portfolio Loan Combination) and prior to the occurrence of a Control Termination

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

COMM 2014-UBS2 Mortgage Trust

STRUCTURE OVERVIEW

Event, the Operating Advisor will have access to any final asset status report and all information available with respect to the transaction on the Certificate Administrator’s website but will not have any approval or consultation rights. After the occurrence and during the continuance of a Control Termination Event, the Operating Advisor will have consultation rights with respect to certain major decisions and will have additional monitoring responsibilities on behalf of the entire trust.

The Operating Advisor will be subject to termination if holders of at least 15% of the aggregate voting rights of the Certificates (in connection with termination and replacement relating to the Mortgage Loans) vote to terminate and replace the Operating Advisor and such vote is approved by holders of more than 50% of the applicable voting rights that exercise their right to vote, provided that holders of at least 50% of the applicable voting rights have exercised their right to vote. The holders initiating such vote will be responsible for the fees and expenses in connection with the vote and replacement.

The Operating Advisor will not have consultation rights in respect of the Google and Amazon Office Portfolio Loan Combination.

Liquidated Loan Waterfall:
On liquidation of any Mortgage Loan, all net liquidation proceeds will be applied so that amounts allocated as a recovery of accrued and unpaid interest will not, in the first instance, include any amount by which the interest portion of P&I Advances previously made was reduced as a result of Appraisal Reduction Amounts. After the adjusted interest amount is so allocated, any remaining net liquidation proceeds will be allocated to pay principal on the Mortgage Loan until the unpaid principal amount of the Mortgage Loan has been reduced to zero. Any remaining liquidation proceeds would then be allocated as a recovery of accrued and unpaid interest corresponding to the amount by which the interest portion of P&I Advances previously made was reduced as a result of Appraisal Reduction Amounts.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

COMM 2014-UBS2 Mortgage Trust

OVERVIEW OF MORTGAGE POOL CHARACTERISTICS

Distribution of Cut–off Date Balances(1)

					% of Initial Outstanding Pool Balance	Weighted Averages
Range of Cut–off Date Balances			Number of Mortgage Loans	Aggregate Cut–off Date Balance		Mortgage Rate	Stated Remaining Term (Mos.)(2)	U/W NCF DSCR	Cut–off Date LTV Ratio(3)	LTV Ratio at Maturity or ARD(3)
$2,850,000	-	$9,999,999	27	$149,411,622	12.1%	5.1722%	110	1.53x	67.1%	56.6%
$10,000,000	-	$24,999,999	17	$222,672,757	18.0%	5.0327%	113	1.52x	68.4%	58.5%
$25,000,000	-	$49,999,999	8	$273,039,006	22.1%	5.1011%	111	1.48x	68.6%	61.4%
$50,000,000	-	$59,999,999	2	$109,907,080	8.9%	4.9730%	92	1.57x	62.4%	56.3%
$60,000,000	-	$120,000,000	5	$480,714,937	38.9%	4.9648%	118	1.44x	65.2%	57.9%
Total/Weighted Average			59	$1,235,745,402	100.0%	5.0329%	112	1.48x	66.5%	58.5%

Distribution of Mortgage Rates(1)

					% of Initial Outstanding Pool Balance	Weighted Averages
Range of Mortgage Rates			Number of Mortgage Loans	Aggregate Cut–off Date Balance		Mortgage Rate	Stated Remaining Term (Mos.)(2)	U/W NCF DSCR	Cut–off Date LTV Ratio(3)	LTV Ratio at Maturity or ARD(3)
4.2750%	-	4.7499%	2	$71,110,645	5.8%	4.5488%	109	1.42x	60.7%	50.4%
4.7500%	-	4.9999%	18	$546,630,407	44.2%	4.8752%	116	1.46x	66.6%	59.7%
5.0000%	-	5.2499%	21	$350,976,342	28.4%	5.0578%	113	1.45x	67.7%	59.6%
5.2500%	-	5.7990%	18	$267,028,008	21.6%	5.4521%	106	1.60x	66.2%	56.7%
Total/Weighted Average			59	$1,235,745,402	100.0%	5.0329%	112	1.48x	66.5%	58.5%

Property Type Distribution(1)(4)

					Weighted Averages
Property Type	Number of Mortgaged Properties	Aggregate Cut–off Date Balance	% of Initial Outstanding Pool Balance	Number of Units, Rooms, Beds, Pads or NRA	Cut–off Date Balance per Unit/Room/Bed Pad/NRA	Mortgage Rate	Stated Remaining Term (Mos.)(2)	Occupancy	U/W NCF DSCR	Cut–off Date LTV Ratio(3)	LTV Ratio at Maturity or ARD(3)
Retail	26	$308,965,807	25.0%	2,575,735	$221	4.8765%	108	94.8%	1.46x	67.0%	57.6%
Anchored(5)	24	$298,585,529	24.2%	2,422,574	$226	4.8641%	107	95.2%	1.45x	67.1%	57.8%
Unanchored	2	$10,380,278	0.8%	153,161	$73	5.2341%	119	82.5%	1.78x	63.5%	52.7%
Office	7	$277,200,000	22.4%	2,233,853	$269	4.9577%	118	99.5%	1.56x	65.7%	59.2%
Suburban	5	$238,100,000	19.3%	1,792,201	$297	4.9650%	118	100.0%	1.48x	65.2%	58.1%
CBD	1	$31,200,000	2.5%	390,479	$80	4.9020%	118	96.3%	2.28x	68.3%	68.3%
Medical	1	$7,900,000	0.6%	51,173	$154	4.9590%	119	96.2%	1.29x	69.2%	58.3%
Multifamily	33	$152,092,797	12.3%	3,125	$159,913	5.2532%	115	95.7%	1.38x	67.7%	59.6%
Garden	26	$61,449,321	5.0%	1,994	$38,633	5.1458%	109	93.7%	1.59x	67.0%	59.0%
Mid Rise	5	$57,218,309	4.6%	258	$360,783	5.0497%	119	98.2%	1.23x	66.7%	60.2%
Student Housing	2	$33,425,167	2.7%	873	$39,020	5.7990%	118	95.2%	1.27x	70.8%	59.8%
Mixed Use	2	$145,265,615	11.8%	801,696	$298	4.9291%	119	93.7%	1.35x	64.5%	57.3%
Office/Lab/Retail	1	$120,000,000	9.7%	610,110	$333	4.8200%	119	93.2%	1.34x	62.3%	56.2%
Office/Retail/Multifamily	1	$25,265,615	2.0%	191,586	$132	5.4475%	117	96.5%	1.42x	74.8%	62.5%
Hospitality	5	$139,414,675	11.3%	963	$153,971	5.3797%	97	77.5%	1.77x	62.8%	55.4%
Full Service	2	$114,907,463	9.3%	720	$164,291	5.3782%	93	78.6%	1.80x	62.1%	56.5%
Limited Service	3	$24,507,212	2.0%	243	$105,586	5.3867%	119	72.4%	1.61x	65.9%	50.1%
Manufactured Housing Community	8	$106,733,859	8.6%	2,412	$54,818	4.9358%	118	91.0%	1.30x	74.0%	66.3%
Industrial	5	$74,231,170	6.0%	1,233,369	$102	5.1258%	114	100.0%	1.44x	66.5%	57.2%
Self Storage	4	$17,418,965	1.4%	268,060	$79	5.1572%	118	86.3%	1.60x	65.0%	54.4%
Other	5	$14,422,513	1.2%	423,257	$36	5.2912%	101	100.0%	1.64x	61.9%	48.8%
Total/Weighted Average	95	$1,235,745,402	100.0%			5.0329%	112	93.8%	1.48x	66.5%	58.5%

Geographic Distribution(1)(4)

State/Location	Number of Mortgaged Properties	Aggregate Cut–off Date Balance	% of Initial Outstanding Pool Balance	Weighted Averages
				Mortgage Rate	Stated Remaining Term (Mos.)(2)	U/W NCF DSCR	Cut–off Date LTV Ratio(3)	LTV Ratio at Maturity or ARD(3)
California	8	$233,816,253	18.9%	5.1137%	105	1.51x	67.2%	62.0%
Northern(6)	2	$120,000,000	9.7%	5.0350%	118	1.40x	66.6%	60.6%
Southern(6)	6	$113,816,253	9.2%	5.1966%	92	1.63x	67.9%	63.4%
Massachusetts	2	$151,500,000	12.3%	4.8699%	119	1.33x	63.3%	57.1%
New York	10	$103,287,692	8.4%	5.0127%	99	1.43x	64.9%	57.7%
Minnesota	1	$88,000,000	7.1%	4.8350%	118	1.58x	62.4%	53.8%
Colorado	3	$87,807,474	7.1%	4.9150%	118	1.26x	74.8%	67.4%
Illinois	5	$79,193,867	6.4%	4.7294%	119	1.32x	62.6%	52.0%
Louisiana	2	$78,107,463	6.3%	5.3044%	119	1.70x	61.6%	51.1%
Texas	6	$67,374,351	5.5%	5.0768%	110	1.89x	68.8%	64.1%
Pennsylvania	3	$66,939,352	5.4%	4.8954%	119	1.40x	69.1%	57.6%
Other	55	$279,718,948	22.6%	5.1931%	112	1.52x	68.2%	58.1%
Total/Weighted Average	95	$1,235,745,402	100.0%	5.0329%	112	1.48x	66.5%	58.5%
(1)
With respect to the Google and Amazon Office Portfolio Loan and the One Kendall Square Loan, LTV, DSCR and Cut–off Date Balance per Unit/Room/Bed/Pad/NRA calculations include the related pari passu companion loans.

(2)	In the case of one mortgage loan with an anticipated repayment date, Stated Remaining Term (Mos.) is through the related anticipated repayment date.
(3)
With respect to the Creekside Mixed Use Development loan and Hampton Inn Rehoboth Beach loan, the Cut-off Date LTV and Maturity Date or ARD LTV have been calculated based on “As Stabilized” appraised values of $33.8 million and $14.6 million, respectively. The “As-is” Cut-off Date LTV and “As-is” Maturity Date or ARD LTV are 75.9% and 63.5%, respectively, for the Creekside Mixed Use Development loan and 77.5% and 58.6%, respectively, for the Hampton Inn Rehoboth Beach loan. With respect to the Arlington Farms Apartments loan, the Cut-off Date LTV and Maturity Date or ARD LTV have been calculated based on “As Complete” appraised value of $6.76 million. The “As-is” Cut-off Date LTV and an “As-is” Maturity Date or ARD LTV are 77.9% and 64.9%, respectively.

(4)	Reflects allocated loan amount for properties securing multi–property mortgage loans (except with respect to the Garden Hill Apartments Portfolio loan).
(5)	Includes anchored, shadow anchored and single tenant properties.
(6)	Northern California properties have a zip code greater than 93600. Southern California properties have a zip code less than or equal to 93600.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

COMM 2014-UBS2 Mortgage Trust

OVERVIEW OF MORTGAGE POOL CHARACTERISTICS

Distribution of Cut–off Date LTV Ratios(1)(3)

Range of Cut–off Date LTV Ratios			Number of Mortgage Loans	Aggregate Cut–off Date Balance	% of Initial Outstanding Pool Balance	Weighted Averages
						Mortgage Rate	Stated Remaining Term (Mos.)(2)	U/W NCF DSCR	Cut–off Date LTV Ratio	LTV Ratio at Maturity or ARD
43.1%	-	54.9%	2	$7,691,534	0.6%	4.9776%	86	2.00x	47.5%	42.2%
55.0%	-	59.9%	5	$138,320,737	11.2%	5.0102%	119	1.57x	59.0%	48.3%
60.0%	-	64.9%	10	$322,585,688	26.1%	4.8916%	109	1.47x	62.4%	55.5%
65.0%	-	69.9%	23	$421,920,170	34.1%	5.0978%	109	1.57x	67.1%	60.3%
70.0%	-	74.9%	18	$342,377,273	27.7%	5.0956%	117	1.35x	73.0%	63.6%
75.0%	-	75.0%	1	$2,850,000	0.2%	5.1500%	120	1.43x	75.0%	62.0%
Total/Weighted Average			59	$1,235,745,402	100.0%	5.0329%	112	1.48x	66.5%	58.5%

Distribution of LTV Ratios at Maturity or ARD(1)(3)

Range of LTV Ratios at Maturity or ARD			Number of Mortgage Loans	Aggregate Cut–off Date Balance	% of Initial Outstanding Pool Balance	Weighted Averages
						Mortgage Rate	Stated Remaining Term (Mos.)(2)	U/W NCF DSCR	Cut–off Date LTV Ratio	LTV Ratio at Maturity or ARD
38.4%	-	49.9%	7	$146,012,271	11.8%	5.0085%	117	1.60x	58.4%	48.0%
50.0%	-	54.9%	10	$179,238,560	14.5%	5.0104%	115	1.57x	63.6%	53.0%
55.0%	-	59.9%	16	$321,488,900	26.0%	5.0605%	111	1.38x	65.0%	57.3%
60.0%	-	68.3%	26	$589,005,670	47.7%	5.0308%	111	1.49x	70.2%	63.5%
Total/Weighted Average			59	$1,235,745,402	100.0%	5.0329%	112	1.48x	66.5%	58.5%

Distribution of Underwritten NCF Debt Service Coverage Ratios(1)

Range of Underwritten NCF Debt Service Coverage Ratios			Number of Mortgage Loans	Aggregate Cut–off Date Balance	% of Initial Outstanding Pool Balance	Weighted Averages
						Mortgage Rate	Stated Remaining Term (Mos.)(2)	U/W NCF DSCR	Cut–off Date LTV Ratio(3)	LTV Ratio at Maturity or ARD(3)
1.21x	-	1.24x	3	$61,125,265	4.9%	5.0203%	119	1.22x	66.4%	59.6%
1.25x	-	1.29x	6	$161,757,641	13.1%	5.1637%	118	1.27x	72.7%	63.6%
1.30x	-	1.39x	10	$319,741,639	25.9%	4.8448%	117	1.34x	64.9%	56.8%
1.40x	-	1.49x	16	$257,053,416	20.8%	5.1204%	118	1.42x	68.9%	59.8%
1.50x	-	1.59x	9	$185,827,882	15.0%	4.9480%	115	1.56x	64.7%	55.1%
1.60x	-	1.69x	3	$16,439,887	1.3%	5.0118%	119	1.65x	64.2%	52.9%
1.70x	-	1.99x	8	$181,715,129	14.7%	5.2382%	85	1.79x	62.9%	57.1%
2.00x	-	2.33x	4	$52,084,543	4.2%	4.9589%	113	2.26x	65.0%	63.7%
Total/Weighted Average			59	$1,235,745,402	100.0%	5.0329%	112	1.48x	66.5%	58.5%

Distribution of Original Terms to Maturity or ARD(1)(2)

Original Terms to Maturity or ARD	Number of Mortgage Loans	Aggregate Cut–off Date Balance	% of Initial Outstanding Pool Balance	Weighted Averages
				Mortgage Rate	Stated Remaining Term (Mos.)	U/W NCF DSCR	Cut–off Date LTV Ratio(3)	LTV Ratio at Maturity or ARD(3)
60	6	$113,015,182	9.1%	5.1364%	59	1.79x	64.8%	61.9%
84	2	$21,900,000	1.8%	4.8671%	83	1.52x	62.0%	53.0%
120	51	$1,100,830,220	89.1%	5.0256%	119	1.45x	66.8%	58.3%
Total/Weighted Average	59	$1,235,745,402	100.0%	5.0329%	112	1.48x	66.5%	58.5%

Distribution of Remaining Terms to Maturity or ARD(1)(2)

Range of Remaining Terms to Maturity or ARD			Number of Mortgage Loans	Aggregate Cut–off Date Balance	% of Initial Outstanding Pool Balance	Weighted Averages
						Mortgage Rate	Stated Remaining Term (Mos.)	U/W NCF DSCR	Cut–off Date LTV Ratio(3)	LTV Ratio at Maturity or ARD(3)
57	-	60	6	$113,015,182	9.1%	5.1364%	59	1.79x	64.8%	61.9%
82	-	84	2	$21,900,000	1.8%	4.8671%	83	1.52x	62.0%	53.0%
114	-	120	51	$1,100,830,220	89.1%	5.0256%	119	1.45x	66.8%	58.3%
Total/Weighted Average			59	$1,235,745,402	100.0%	5.0329%	112	1.48x	66.5%	58.5%
(1)	With respect to the Google and Amazon Office Portfolio Loan and the One Kendall Square Loan, LTV and DSCR calculations include the related pari passu companion loans.
(2)	In the case of one mortgage loan with an anticipated repayment date, Original Terms to Maturity or ARD and Stated Remaining Term (Mos.) are through the related anticipated repayment date.
(3)
With respect to the Creekside Mixed Use Development loan and the Hampton Inn Rehoboth Beach loan, the Cut-off Date LTV and Maturity Date or ARD LTV have been calculated based on “As Stabilized” appraised values of $33.8 million and $14.6 million, respectively. The “As-is” Cut-off Date LTV and “As-is” Maturity Date or ARD LTV are 75.9% and 63.5%, respectively, for the Creekside Mixed Use Development loan and 77.5% and 58.6%, respectively, for the Hampton Inn Rehoboth Beach loan. With respect to the Arlington Farms Apartments loan, the Cut-off Date LTV and Maturity Date or ARD LTV have been calculated based on an “As Complete” appraised value of $6.76 million. The “As-is” Cut-off Date LTV and “As-is” Maturity Date or ARD LTV are 77.9% and 64.9%, respectively.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

COMM 2014-UBS2 Mortgage Trust
OVERVIEW OF MORTGAGE POOL CHARACTERISTICS

Distribution of Underwritten NOI Debt Yields(1)

Range of Underwritten NOI Debt Yields			Number of Mortgage Loans	Aggregate Cut–off Date Balance	% of Initial Outstanding Pool Balance	Weighted Averages
						Mortgage Rate	Stated Remaining Term (Mos.)(2)	U/W NCF DSCR	Cut–off Date LTV Ratio(3)	LTV Ratio at Maturity or ARD(3)
7.8%	-	7.9%	2	$45,625,265	3.7%	4.9895%	119	1.22x	63.7%	57.4%
8.0%	-	9.9%	20	$633,624,280	51.3%	4.9536%	118	1.34x	67.6%	59.8%
10.0%	-	12.4%	28	$446,296,449	36.1%	5.1050%	106	1.64x	66.8%	58.6%
12.5%	-	14.9%	7	$102,114,865	8.3%	5.2114%	108	1.79x	60.8%	51.6%
15.0%	-	18.0%	2	$8,084,543	0.7%	5.2637%	87	2.09x	49.9%	41.0%
Total/Weighted Average			59	$1,235,745,402	100.0%	5.0329%	112	1.48x	66.5%	58.5%

Distribution of Amortization Types(1)

				Weighted Averages
Amortization Type	Number of Mortgage Loans	Aggregate Cut–off Date Balance	% of Initial Outstanding Pool Balance	Mortgage Rate	Stated Remaining Term (Mos.)(2)	U/W NCF DSCR	Cut–off Date LTV Ratio(3)	LTV Ratio at Maturity or ARD(3)
Interest Only, then Amortizing	21	$692,432,474	56.0%	4.9366%	118	1.38x	67.3%	60.0%
Amortizing Balloon	35	$449,312,928	36.4%	5.1511%	109	1.53x	65.2%	54.4%
Interest Only	2	$62,800,000	5.1%	5.3150%	71	1.95x	66.2%	66.2%
Interest Only, ARD	1	$31,200,000	2.5%	4.9020%	118	2.28x	68.3%	68.3%
Total/Weighted Average	59	$1,235,745,402	100.0%	5.0329%	112	1.48x	66.5%	58.5%
(1)	With respect to the Google and Amazon Office Portfolio Loan and the One Kendall Square Loan, LTV, debt yield and DSCR calculations include the related pari passu companion loans.
(2)	In the case of one mortgage loan with an anticipated repayment date, Stated Remaining Term (Mos.) is through the related anticipated repayment date.
(3)
With respect to the Creekside Mixed Use Development loan and the Hampton Inn Rehoboth Beach loan, the Cut-off Date LTV and Maturity Date or ARD LTV have been calculated based on “As Stabilized” appraised values of $33.8 million and $14.6 million, respectively. The “As-is” Cut-off Date LTV and “As-is” Maturity Date or ARD LTV are 75.9% and 63.5%, respectively, for the Creekside Mixed Use Development loan and 77.5% and 58.6%, respectively, for the Hampton Inn Rehoboth Beach loan. With respect to the Arlington Farms Apartments loan, the Cut-off Date LTV and Maturity Date or ARD LTV have been calculated based on an “As Complete” appraised value of $6.76 million. The “As-is” Cut-off Date LTV and “As-is” Maturity Date or ARD LTV are 77.9% and 64.9%, respectively.

Ten Largest Mortgage Loans(1)

Mortgage Loans	Mortgage Loan Seller	City, State	Property Type	Cut–off Date Balance	% of Initial Outstanding Pool Balance	Cut–off Date Balance per NRA/Unit/Pad/ Room	Cut–off Date LTV Ratio	U/W NCF DSCR	U/W NOI Debt Yield
Google and Amazon Office Portfolio	GACC	Sunnyvale, CA	Office	$120,000,000	9.7%	$427	66.6%	1.40x	9.0%
One Kendall Square	GACC	Cambridge, MA	Mixed Use	$120,000,000	9.7%	$333	62.3%	1.34x	9.2%
Excelsior Crossings	GACC	Hopkins, MN	Office	$88,000,000	7.1%	$175	62.4%	1.58x	10.3%
AMC Portfolio Pool II	GACC	Various, CO	Manufactured Housing Community	$87,807,474	7.1%	$61,967	74.8%	1.26x	8.1%
Omni Royal Orleans	UBSRES	New Orleans, LA	Hospitality	$64,907,463	5.3%	$188,138	59.0%	1.76x	13.6%
One North State Street	GACC	Chicago, IL	Retail	$59,907,080	4.8%	$351	59.3%	1.33x	8.5%
Embassy Suites - Anaheim	UBSRES	Garden Grove, CA	Hospitality	$50,000,000	4.0%	$133,333	66.1%	1.85x	12.0%
Canyon Crossing	UBSRES	Riverside, CA	Retail	$44,700,000	3.6%	$151	71.0%	1.36x	9.3%
53 Broadway	GACC	Brooklyn, NY	Multifamily	$37,000,000	3.0%	$493,333	62.4%	1.22x	7.9%
Valley Forge Shopping Center	GACC	King of Prussia, PA	Retail	$35,000,000	2.8%	$103	71.9%	1.33x	8.6%
Total/Weighted Average				$707,322,017	57.2%		65.3%	1.44x	9.6%
(1)
With respect to the Google and Amazon Office Portfolio Loan and the One Kendall Square Loan, LTV, DSCR, debt yield and Cut–off Date Balance per NRA/Unit/Pad/ Room calculations include the related pari passu companion loans.

Pari Passu Companion Loan Summary

Mortgage Loans	Mortgage Loan Cut–off Date Balance	Companion Loans Cut–off Date Balance	Loan Combination Cut–off Date Balance	Pooling & Servicing Agreement	Master Servicer	Special Servicer	Voting Rights
Google and Amazon Office Portfolio	$120,000,000	$332,200,000	$452,200,000	COMM 2014-CCRE14	Wells Fargo Bank, NA	Rialto Capital Advisors, LLC	COMM 2014-CCRE14
One Kendall Square	$120,000,000	$83,000,000	$203,000,000	COMM 2014-UBS2	KeyBank National Association	LNR Partners LLC	COMM 2014-UBS2

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

COMM 2014-UBS2 Mortgage Trust
OVERVIEW OF MORTGAGE POOL CHARACTERISTICS

Existing Mezzanine Debt Summary
Mortgage Loans	Mortgage Loan Cut–off Date Balance	Mezzanine Debt Cut–off Date Balance	Trust U/W NCF DSCR	Total Debt U/W NCF DSCR	Trust Cut–off Date LTV Ratio	Total Debt Cut–off Date LTV Ratio	Trust U/W NOI Debt Yield	Total Debt U/W NOI Debt Yield
Google and Amazon Office Portfolio	$120,000,000	$67,800,000	1.40x	1.15x	66.6%	76.6%	9.0%	7.8%
Embassy Suites – Anaheim	$50,000,000	$10,000,000	1.85x	1.34x	66.1%	79.4%	12.0%	10.0%
Canyon Crossing	$44,700,000	$5,960,000	1.36x	1.13x	71.0%	80.5%	9.3%	8.2%
Clemson Student Housing	$33,425,167	$3,000,000	1.27x	1.09x	70.8%	77.2%	9.2%	8.4%
FedEx Distribution – Natick	$31,500,000	$3,500,000	1.31x	1.07x	67.2%	74.6%	8.4%	7.6%

Previous Securitization History(1)

Mortgage Loans	Mortgage Loan Seller	City, State	Property Type	Cut–off Date Balance	% of Initial Outstanding Pool Balance	Previous Securitization
Google and Amazon Office Portfolio	GACC	Sunnyvale, CA	Office	$120,000,000	9.7%	Various(2)
One Kendall Square	GACC	Cambridge, MA	Mixed Use	$120,000,000	9.7%	COMM 2011-FL1
AMC Portfolio Pool II	GACC	Various, CO	Manufactured Housing Community	$87,807,474	7.1%	Various(3)
One North State Street	GACC	Chicago, IL	Retail	$59,907,080	4.8%	BSCMS 2004-PWR4
Embassy Suites – Anaheim	UBSRES	Garden Grove, CA	Hospitality	$50,000,000	4.0%	GKKRE 2007-1A
Beltway 8 Corporate Centre I	GACC	Houston, TX	Office	$15,300,000	1.2%	MLMT 2004-BPC1
Grand Lifestyle MHC Portfolio	UBSRES	Various, FL	Manufactured Housing Community	$12,100,000	1.0%	Various(4)
Turnpike Square	GACC	Milford, CT	Retail	$10,484,657	0.8%	LBUBS 2004-C4
Valley Park Commons	GACC	Hagerstown, MD	Retail	$9,850,000	0.8%	BSCMS 2005-PWR8
Willow Creek Shopping Center	UBSRES	Prescott, AZ	Retail	$8,487,632	0.7%	MLMT 2005-MKB2
950 Haverford	CCRE	Bryn Mawr, PA	Office	$7,900,000	0.6%	JPMCC 2003-CIBC6
Santan Gateway	UBSRES	Chandler, AZ	Retail	$6,079,107	0.5%	GCCFC 2006-GG7
Apache Trace Apartments	KeyBank	Guymon, OK	Multifamily	$5,600,000	0.5%	JPMCC 2005-LDP3
Arlington Farms Apartments	CCRE	Waco, TX	Multifamily	$4,992,923	0.4%	CSFB 2004-C1
StorQuest Long Beach	UBSRES	Long Beach, CA	Self Storage	$3,400,000	0.3%	CSFB 2004-C2
StorQuest Rancho Cucamonga	UBSRES	Rancho Cucamonga, CA	Self Storage	$3,291,734	0.3%	MSC 2004-T15
Eaton Pines MHC	UBSRES	Eaton Rapids, MI	Manufactured Housing Community	$3,039,597	0.2%	WBCMT 2003-C9
Total				$528,240,204	42.7%
(1)
Includes mortgaged properties securing mortgage loans for which the most recent prior financing of all or a significant portion of such property was included in a securitization. The table above is based on information provided by the related borrower or obtained through searches of a third-party database. The information has not otherwise been confirmed by the mortgage loan sellers.

(2)
The most recent financing of the Technology Corners property was previously securitized in the BACM 2006-4 transaction. The most recent financing of the Moffett Towers Building D property was not included in a securitization.

(3)
The most recent financing of the Pine Lakes Ranch property was previously securitized in the JPMCC 2003-CIBC7 transaction. The most recent financing of the Countryside Village of Denver property was previously securitized in the JPMCC 2004-C1 transaction. The most recent financing of the Countryside Village of Longmont property was previously securitized in the JPMCC 2004-CIBC8 transaction.

(4)
The most recent financing of the Ridgecrest Resort Community property was included in the CSMC 2006-C4 transaction. The most recent financings of the Lakeside Village and Maple Corner properties were not included in securitizations.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

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Sunnyvale, CA 94089	Collateral Asset Summary – Loan No. 1 Google and Amazon Office Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$120,000,000 66.6% 1.40x 9.0%

Moffett Towers Building D Property

Moffett Towers Building D Property

Technology Corners Property

Technology Corners Property

Moffett Towers Building D Property

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Sunnyvale, CA 94089	Collateral Asset Summary – Loan No. 1 Google and Amazon Office Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$120,000,000 66.6% 1.40x 9.0%

Mortgage Loan Information			Property Information
Loan Seller:	GACC		Single Asset / Portfolio:	Portfolio of two properties
Loan Purpose:	Refinance		Property Type:	Suburban Office
Sponsor:	Joseph K. Paul; Jay Paul Revocable		Collateral:	Fee Simple
	Living Trust		Location:	Sunnyvale, CA
Borrower:	MPDB1-4 LLC; MT3D LLC		Year Built / Renovated:	Various
Original Balance(1):	$120,000,000		Total Sq. Ft.:	1,057,809
Cut-off Date Balance(1):	$120,000,000		Property Management:	Paul Holdings, Inc.
% by Initial UPB:	9.7%		Underwritten NOI:	$40,671,127
Interest Rate:	5.03496%		Underwritten NCF:	$40,459,565
Payment Date:	6th of each month		Appraised Value:	$679,000,000
First Payment Date:	February 6, 2014		Appraisal Date:	December 2, 2013
Maturity Date:	January 6, 2024
Amortization(2):	Interest only for first 48 months; 360		Historical NOI(7)
	months thereafter		Most Recent NOI:	NAV
Additional Debt(1):	$332,200,000 Pari Passu Debt;		2012 NOI:	NAV
	$67,800,000 Mezzanine Loan		2011 NOI:	NAV
Call Protection(3):	L(26), YM1(90), O(4)		2010 NOI:	NAV
Lockbox / Cash Management:	Hard / In Place		2009 NOI:	NAV
			2008 NOI:	NAV
Reserves(4)
	Initial	Monthly	Historical Occupancy(7)
Taxes:	$0	$172,473	Current Occupancy:	100.0% (March 6, 2014)
Insurance:	$0	Springing	2012 Occupancy:	NAV
Replacement:	$0	$17,630	2011 Occupancy:	NAV
TI/LC:	$31,289,848	$0	2010 Occupancy:	NAV
Lease Sweep:	$0	Springing	2009 Occupancy:	NAV
			2008 Occupancy:	NAV
Financial Information
(1)  The Original Balance and Cut-off Date Balance of $120.0 million represent the non-controlling Note A-3 of the $452.2 million Google and Amazon Office Portfolio Loan Combination evidenced by four pari passu notes. The pari passu companion loans are comprised of the controlling Note A-1, with an original principal balance of $155.0 million, which was included in the COMM 2014-CCRE14 transaction, the non-controlling Note A-2, with original principal balance of $110.0 million, which was included in the COMM 2014-CCRE15 transaction and the non-controlling Note A-4, with original principal balance of $67.2 million. For additional information on the pari passu companion loans, see “The Loan” herein. For additional information on the mezzanine loan, see “Current Mezzanine or Subordinate Indebtedness” herein.
(2)  Following an initial 48-month interest only period from the first payment date, the Google and Amazon Office Portfolio Loan Combination is structured with a fixed amortization schedule based on a 360-month amortization period for the mortgage loan, together with the related mezzanine loan. See Annex H-1 of the Free Writing Prospectus.
(3)  The lockout period will be at least 26 payments beginning with and including the first payment date of February 6, 2014. Prepayment of the full $452.2 million Google and Amazon Office Portfolio Loan Combination is permitted after the date that is the earlier to occur of (i) two years after the closing date of the securitization that includes the last pari passu companion loan and (ii) February 6, 2017. Partial release is permitted. See “Partial Release” herein.
(4)  See “Lockbox / Cash Management”, “Initial Reserves” and “Ongoing Reserves” herein.
(5)  DSCR, LTV, Debt Yield and Balance / Sq. Ft. calculations are based on the aggregate Google and Amazon Office Portfolio Loan Combination.
(6)  Based on amortizing debt service payments.  Based on the current interest only payments, the Underwritten NOI DSCR and Underwritten NCF DSCR are 1.76x and 1.75x, respectively for the mortgage loan and 1.43x and 1.42x, respectively, for the total debt.
(7)  The Technology Corners Property was previously 100.0% leased by Ariba, which vacated in 2013. The Technology Corners Property was subsequently leased by Google and has been undergoing substantial renovations prior to Google taking occupancy of the Technology Corners Property. The Moffett Towers Building D Property was constructed in 2013 and pre-leased by Amazon during construction.

	Mortgage	Total
	Loan(5)	Debt
Cut-off Date Balance / Sq. Ft.:	$427	$492
Balloon Balance / Sq. Ft.:	$389	$448
Cut-off Date LTV:	66.6%	76.6%
Balloon LTV:	60.6%	69.7%
Underwritten NOI DSCR(6):	1.41x	1.16x
Underwritten NCF DSCR(6):	1.40x	1.15x
Underwritten NOI Debt Yield:	9.0%	7.8%
Underwritten NCF Debt Yield:	8.9%	7.8%
Underwritten NOI Debt Yield at Balloon:	9.9%	8.6%
Underwritten NCF Debt Yield at Balloon:	9.8%	8.5%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Sunnyvale, CA 94089	Collateral Asset Summary – Loan No. 1 Google and Amazon Office Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$120,000,000 66.6% 1.40x 9.0%

Property Summary
Property Name	Location	Tenant	Sq. Ft.	Year Built / Renovated	Allocated Loan Amount	Appraised Value	Occupancy(1)
Technology Corners Property	Sunnyvale, CA	Google	700,328(2)	2001 / 2013	$77,307,692	$438,000,000	100.0%
Moffett Towers Building D Property	Sunnyvale, CA	Amazon	357,481	2013 / NAP	$42,692,308	$241,000,000	100.0%
Total / Wtd. Avg.			1,057,809		$120,000,000	$679,000,000	100.0%
(1)	Based on a rent roll dated March 6, 2014.
(2)	Google leases 175,082 sq. ft. at 803 11th Avenue, 175,082 sq. ft. at 805 11th Avenue, 175,082 sq. ft. at 807 11th Avenue, and 175,082 sq. ft. at 809 11th Avenue under four separate coterminous leases.

Tenant Summary
Tenant	Ratings (Fitch/Moody’s/S&P)(1)	Net Rentable Area (Sq. Ft.)	% of Net Rentable Area	U/W Base Rent PSF	% of Total U/W Base Rent	Lease Expiration
Google	NR/Aa2/AA	700,328	66.2%	$32.40	63.1%	9/30/2024(2)
Amazon(3)(4)	NR/Baa1/AA-	357,481	33.8%	$37.08	36.9%	2/29/2024(5)
Total Occupied Collateral		1,057,809	100.0%	$33.98	100.0%
Vacant		0	0.0%
Total Collateral		1,057,809	100.0%

(1)	Certain ratings are those of the parent company whether or not the parent company guarantees the lease.
(2)	Google has no early termination options and has one seven-year renewal option with nine months prior notice at 95% of fair market rent.
(3)	Amazon’s base rent commenced March 1, 2014. At closing, $2,209,233 was reserved for the two remaining months of abated rent due to Amazon under its lease.
(4)	This space is leased by A2Z Development Center, Inc., a subsidiary of Amazon. Amazon provided a parent guaranty of this lease.
(5)	Amazon has no early termination options and has two seven-year renewal options with nine months prior notice at 100% of fair market rent.

Lease Rollover Schedule
Year	# of Leases Expiring	Total Expiring Sq. Ft.	% of Total Sq. Ft. Expiring	Cumulative Sq. Ft. Expiring	Cumulative % of Sq. Ft. Expiring	Annual U/W Base Rent Per Sq. Ft.	% U/W Base Rent Rolling	Cumulative % of U/W Base Rent
MTM	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2014	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2015	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2016	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2017	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2018	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2019	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2020	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2021	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2022	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2023	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2024	5	1,057,809	100.0%	1,057,809	100.0%	$33.98	100.0%	100.0%
Thereafter	0	0	0.0%	1,057,809	100.0%	$0.00	0.0%	100.0%
Vacant	NAP	0	0.0%	1,057,809	100.0%	NAP	NAP
Total / Wtd. Avg.	5	1,057,809	100.0%			$33.98	100.0%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Sunnyvale, CA 94089	Collateral Asset Summary – Loan No. 1 Google and Amazon Office Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$120,000,000 66.6% 1.40x 9.0%

The Loan.   The Google and Amazon Office Portfolio loan (the “Google and Amazon Office Portfolio Loan”) consists of the non-controlling Note A-3 in the original principal amount of $120.0 million of a fixed rate loan in the aggregate principal amount of $452.2 million (the “Google and Amazon Office Portfolio Loan Combination”). The Google and Amazon Office Portfolio Loan Combination is secured by the borrowers’ fee simple interest in a four building, Class A suburban office park containing 700,328 sq. ft. in the aggregate located at 803, 805, 807 and 809 11th Avenue in Sunnyvale, California (the “Technology Corners Property”) and the borrowers’ fee simple interest in a 357,481 sq. ft. Class A suburban office building located at 1100 Enterprise Way in the Moffett Towers Office Park (the “Moffett Towers Building D Property”, together with the Technology Corners Property, the “Google and Amazon Office Portfolio Properties”). The $452.2 million Google and Amazon Office Portfolio Loan Combination is evidenced by four pari passu notes. Only the non-controlling Note A-3, with an original principal balance of $120.0 million, will be included in the COMM 2014-UBS2 mortgage trust. The controlling Note A-1, with an original principal balance of $155.0 million, was included in the COMM 2014-CCRE14 transaction and the non-controlling Note A-2, with an original principal balance of $110.0 million, was included in the COMM 2014-CCRE15 transaction. The non-controlling Note A-4, with an original principal balance of $67.2 million is expected to be contributed to a future securitization. GACC has reserved the right to further split Note A-4 into multiple notes. The Google and Amazon Office Portfolio Loan Combination has a 10-year term and amortizes on a fixed schedule, after an initial four-year interest only period. The fixed schedule results in a 360-month effective amortization period.

The Google and Amazon Office Portfolio Loan accrues interest at a fixed rate equal to 5.03496% and has a cut-off date balance of $120.0 million. The proceeds of the Google and Amazon Office Portfolio Loan Combination, along with a $67.8 million mezzanine loan funded concurrently, were used to retire existing debt of approximately $338.3 million, fund upfront reserves of approximately $33.5 million, pay closing costs of approximately $2.8 million and return approximately $145.4 million of equity to the sponsors. Based on the appraised value of $679.0 million as of December 2, 2013, the cut-off date LTV ratio of the Google and Amazon Office Portfolio Loan Combination is 66.6%. Including the $67.8 million of mezzanine debt, the remaining implied equity is $159.0 million. The most recent prior financing of the Technology Corners Property was included in the BACM 2006-4 mortgage trust. The most recent prior financing of the Moffett Towers Building D Property was not included in a securitization.

The relationship between the holders of Note A-1, Note A-2, Note A-3 and Note A-4 is governed by an intercreditor agreement which is described under “Description of the Mortgage Pool―Loan Combinations―The Google and Amazon Office Portfolio Loan Combination” in the Free Writing Prospectus.

Pari Passu Note Summary
	Original Balance	Cut-off Date Balance	Note Holder	Controlling Piece
Note A-1	$155,000,000	$155,000,000	COMM 2014-CCRE14	Yes
Note A-2	$110,000,000	$110,000,000	COMM 2014-CCRE15	No
Note A-3	$120,000,000	$120,000,000	COMM 2014-UBS2	No
Note A-4	$67,200,000	$67,200,000	GACC	No
Total	$452,200,000	$452,200,000

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Loan Amount	$452,200,000	87.0%	Loan Payoff	$338,309,831	65.1%
Mezzanine Loan	$67,800,000	13.0%	Reserves	$33,499,080	6.4%
			Closing Costs	$2,757,087	0.5%
			Return of Equity	$145,434,002	28.0%
Total Sources	$520,000,000	100.0%	Total Uses	$520,000,000	100.0%

The Borrower / Sponsor.    The borrowers, MPDB1-4 LLC (the “Technology Corners Borrower”) and MT3D LLC (the “Moffett Towers Building D Borrower”), are each single purpose Delaware limited liability companies structured to be bankruptcy-remote, with two independent directors in their organizational structures. MPDB1-4 LLC is the borrowing entity for the Technology Corners Property and MT3D LLC is the borrowing entity for the Moffett Towers Building D Property. The sponsors of the borrowers and the nonrecourse carve-out guarantors are Joseph K. Paul (“Jay Paul”) and the Jay Paul Revocable Living Trust, on a joint and several basis.

Founded by Jay Paul in 1975, the Jay Paul Company is headquartered in San Francisco, California and focuses on the development, acquisition and management of commercial properties in California. Jay Paul Company has developed and acquired in excess of eight million sq. ft. of real estate, with an additional six million sq. ft. of space in its development pipeline, and has closed in excess of $2.5 billion worth of equity and debt financing since 2000. In addition, the Jay Paul Company has over five million sq. ft. of LEED Certified Gold office space throughout its portfolio.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Sunnyvale, CA 94089	Collateral Asset Summary – Loan No. 1 Google and Amazon Office Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$120,000,000 66.6% 1.40x 9.0%

The Properties.    The Google and Amazon Office Portfolio Properties consist of five Class A suburban office buildings totaling 1,057,809 sq. ft., located in Sunnyvale, California. The Google and Amazon Office Portfolio Properties are located in the Moffett Park area of Sunnyvale, immediately north of the intersection of US Highway 101 and State Highway 237, and benefit from access to several bus stops in the immediate area and the Santa Clara Light Rail station located along Moffett Park Drive. As of March 6, 2014, the Google and Amazon Office Portfolio Properties are 100.0% occupied by two credit rated tenants.

The Technology Corners Property consists of four, four-story Class A suburban office buildings totaling 700,328 sq. ft., which are part of a larger approximately 949,000 sq. ft., six-building office campus (known generally as “Technology Corners”). The campus includes a two-story, 15,660 sq. ft. amenities building, which was originally built-out as a fitness center for the previous tenant, as well as a fifth office building under construction which will contain 232,248 sq. ft. of rentable space, which is expected to be completed in March 2014. There are currently 2,360 garage and surface parking spaces for a ratio of 3.37 per 1,000 sq. ft. based on the existing 700,328 sq. ft. A second parking garage is under construction concurrently with the fifth office building, which will increase the number of parking spaces to 2,767, for a ratio of 2.97 per 1,000 sq. ft. for the entire office campus. Google leases all five of the office buildings at Technology Corners under five separate leases. The amenities building, parking garages and fifth office building under construction do not serve as collateral for the Google and Amazon Office Portfolio Loan Combination. The Technology Corners Borrower has the right to use the common areas, including the separate parking structures, pursuant to recorded REAs that run with the land.

The Moffett Towers Building D Property is an eight-story Class A LEED Certified Gold suburban office building totaling 357,481 sq. ft., which is part of a larger 1.99 million sq. ft. campus which spans 52 acres and seven office buildings (known generally as “Moffett Towers”) and includes an amenities building which is occupied by the Moffett Towers Club. The Moffett Towers Club is a full-service, 48,000 sq. ft. health and wellness club which is open exclusively to the tenants of Moffett Towers and includes a fitness center, pool, basketball court, spa and café and is not collateral for the Google and Amazon Office Portfolio Loan Combination. There are two separate parking garages and surface parking for a total of 1,180 parking spaces allocated to the Moffett Towers Building D Property for a ratio of 3.30 spaces per 1,000 sq. ft. The amenities building and parking garages do not serve as collateral for the Google and Amazon Office Portfolio Loan Combination. The Moffett Towers Building D Borrower has the right to use the common areas, including the separate parking structures, pursuant to recorded REAs that run with the land.

Environmental Matters.    The Phase I environmental reports dated November 17, 2013 and November 19, 2013 recommended no further action at the Technology Corners Property or the Moffett Towers Building D Property.

Tenants.

Google (700,328 sq. ft., 66.2% of NRA, 63.1% of U/W Base Rent). Google (NASDAQ: GOOG), rated NR/Aa2/AA by Fitch/Moody’s/S&P, is a global technology company specializing in internet-related services and products, including search, cloud computing, software and online advertising technologies. The California-based company provides its products and services in more than 100 languages and in more than 50 countries, regions, and territories. Google was founded by Sergey Brin and Lawrence E. Page on September 4, 1998 and is headquartered in Mountain View, California, less than five miles from the Technology Corners Property. Since first going public in August 2004, Google has grown to a market capitalization of approximately $370.6 billion as of December 2013.

Google’s lease commenced in April 2013 at the Technology Corners Property and expires September 2024. Rent commenced in November 1, 2013. Although all 700,328 sq. ft. at the Technology Corners Property is leased to Google, the company is still completing tenant improvements and is expected to take occupancy by July 2014. Currently, Google is subleasing the third floor of 807 11th Avenue to Motorola Mobility, Inc., an affiliate of Google. Google has one seven-year option to renew at 95% of fair market value with a minimum of nine months prior notice and has no termination options. At closing, the borrowers reserved approximately $7.2 million ($10.22 PSF) for tenant improvements related to Google’s space and Google is investing a reported additional $150 million to complete a gut renovation of the interior and major enhancement of the common area space, including the amenities building. Google is awaiting delivery of Technology Corners Building 6 (“Building 6”), a five-story building that will contain an additional 232,248 sq. ft. that is set for completion in 2014 and is not included in the Google and Amazon Office Portfolio Loan Combination collateral. The addition of this space will increase Google’s total presence at Technology Corners to 932,576 sq. ft.

Amazon (357,481 sq. ft., 33.8% of NRA, 36.9% of U/W Base Rent). Amazon.com, Inc. (“Amazon”) (NASDAQ: AMZN), rated NR/Baa1/AA- by Fitch/Moody’s/S&P, began as an online bookstore in 1995. Today, the website has expanded to offer not only books but also movies, games, music, electronics and other general merchandise categories such as apparel and accessories, auto parts, home furnishings, health and beauty aids, toys and groceries. Amazon was founded by Jeff Bezos, who still serves as the company’s chairman and CEO and owns nearly 20% of the company. Net sales increased 27.1% year over year from approximately $48.1 billion in 2011 to $61.1 billion in 2012.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Sunnyvale, CA 94089	Collateral Asset Summary – Loan No. 1 Google and Amazon Office Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$120,000,000 66.6% 1.40x 9.0%

A2Z Development Center, Inc. (“A2Z”) is a wholly owned subsidiary of Amazon and leases all 357,481 sq. ft. of office space of the Moffett Towers Building D Property as well as 224,492 sq. ft. at the adjacent 1120 Enterprise Way property (not part of the collateral). Amazon.com, Inc. provided a parent guaranty for this lease. The company is responsible for a number of Amazon’s products and services and uses its space at the Moffett Towers Building D Property for design and product development for the Kindle e-reader. A2Z’s lease commenced in October 2013 and expires in February 2024. Base rent was abated for the first five months of the initial lease term, which remaining amount was fully reserved for at the closing of the Google and Amazon Office Portfolio Loan Combination.  Payment of base rent commences on March 1, 2014. A2Z has two seven-year options to renew at 100% of the fair market rent with a minimum of nine months prior notice and has no early termination options. At closing, the borrowers reserved approximately $24.1 million ($67.50 PSF) for tenant improvements related to Amazon’s space and Amazon is investing a reported additional $21.5 million ($60.14 PSF). Amazon is expected to complete its tenant improvements and build-out of floors three through eight in March 2014, followed by the lab space on floors one and two and cafeteria in June 2014. Amazon is expected to take full occupancy in June 2014.

The Market.    The Google and Amazon Office Portfolio Properties are located in the Silicon Valley office market, which has experienced significant growth in recent years led by the expansion of social media, gaming and software industries and the presence of large high-tech companies such as Apple and Google. Leasing activity increased in the third quarter of 2013, exceeding the square footage leased in both the first and second quarters combined, on par with elevated levels during the third and fourth quarters of 2012, with approximately 2.3 million sq. ft. leased in the third quarter of 2013. Among these transactions were the new leases by Google totaling 932,576 sq. ft. at Technology Corners, which has also recently continued its expansion into neighboring Palo Alto and Sunnyvale.

The Silicon Valley office market totals over 48.0 million sq. ft. of office space and is comprised of 13 submarkets, located predominantly in Santa Clara County, including the Newark and Fremont submarkets in southern Alameda County. The Silicon Valley average household income is $122,434, which is 76.0% above the US average, with a percentage of households in the $100,000 and above range of 43.5% versus the national average of 19.5%. Additionally, approximately 45.0% of the Silicon Valley’s population has a bachelor’s or advanced degree, compared to just 28.0% nationwide. The Technology Corners Property and Moffett Towers Building D Property are located in the Sunnyvale submarket close to Mountain View. The Sunnyvale submarket has over 7.0 million sq. ft. of office inventory as of Q3 2013.

Across the entire Silicon Valley office market, there were occupancy gains during the third quarter of 2013, bringing year-to-date overall net absorption to approximately 956,000 sq. ft. For the Silicon Valley office market, direct vacancy rates continued to decline to 11.8%, 0.2% less than a year ago. In the Sunnyvale submarket, the overall vacancy rate dropped to 5.6% in Q3 2013 from 6.3% in the prior quarter. In the Silicon Valley office market, new construction of approximately 1.1 million sq. ft. has been completed through Q3 2013, with an additional 3.2 million sq. ft. underway. Three new projects broke ground during Q3 2013 and another 10 projects are expected to begin construction in the next two quarters. The Sunnyvale submarket has had 100,000 sq. ft. of new construction delivered through Q3 2013, with over 1.4 million sq. ft. under construction as of Q3 2013.

In the Silicon Valley office market, overall average annual asking rents increased 5.2% during the past quarter to $36.72 PSF, and 8.5% over the past year. Class A average asking rental rates increased 4.1% during the quarter to $36.36 PSF, the highest rate recorded since 2001. The average annual asking rents in the Sunnyvale submarket rose for the third consecutive quarter to $45.36 PSF, up from $45.00 PSF in Q2 2013. The appraiser concluded that the appropriate current market rent for the Technology Corners Property is $3.35 PSF NNN per month ($40.20 PSF NNN per year) and $3.50 PSF NNN per month ($42.00 PSF NNN per year) for the Moffett Towers Building D Property.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Sunnyvale, CA 94089	Collateral Asset Summary – Loan No. 1 Google and Amazon Office Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$120,000,000 66.6% 1.40x 9.0%

The appraiser identified eight lease comparables, which are presented in the subsequent chart:

Lease Comparables(1)
Property	Tenant	Location (CA)	Year Built	Lease Area (Sq. Ft.)	Base Rent PSF (NNN)	Lease Term (yrs)
Technology Corners Property	Google	Sunnyvale	2001	700,328	$32.40	11.5
Moffett Towers Building D Property	Amazon	Sunnyvale	2013	357,481	$37.08	10.0
Santa Clara Gateway	Global Foundaries	Santa Clara	2013	136,630	$39.00	7.0
Moffett Towers I	Plaxo	Sunnyvale	2008	30,963	$39.00	6.5
Moffett Towers I	GoDaddy.com	Sunnyvale	2008	40,521	$39.00	6.4
Santa Clara Towers II	CA Technologies	Santa Clara	1998	74,471	$30.60	10.6
1045-1085 La Avenida Avenue	Microsoft Corporation	Mountain View	2001	515,700	$40.80	12.0
Technology Corners Building 6	Google, Inc.	Sunnyvale	2014(2)	232,248	$42.00	10.3
Sunnyvale City Center	IMPAC Medical Systems	Sunnyvale	2002	76,015	$49.80	10.0
3333 Scott Boulevard	Akamai Technologies, Inc.	Santa Clara	2013	80,000	$34.20	10.0
(1)	Source: Appraisal.
(2)	Property is still under construction but has been pre-leased.

Cash Flow Analysis.

Cash Flow Analysis
	U/W	U/W PSF
Base Rent(1)	$41,853,110	$39.57
Value of Vacant Space	0	0.00
Gross Potential Rent	$41,853,110	$39.57
Total Recoveries	7,458,875	7.05
Total Other Income	847,053	0.80
Less: Vacancy(2)	(1,756,434)	(1.66)
Effective Gross Income	$48,402,604	$45.76
Total Operating Expenses	7,731,477	7.31
Net Operating Income	$40,671,127	$38.45
TI/LC	0	0.00
Capital Expenditures	211,562	0.20
Net Cash Flow	$40,459,565	$38.25

Average Annual Rent PSF(3)	$39.57

(1)	U/W Base Rent includes $5,907,087 in contractual step rents through November 2014 and the straight line average of step rents through the earlier of the termination option or lease term.
(2)	U/W Vacancy represents 3.5% of gross income.
(3)
Average Annual Rent PSF is based on operating statements and occupancy rates provided by the Google and Amazon Office Portfolio Loan Combination borrowers. The Technology Corners Property was previously 100.0% occupied by Ariba, which vacated in 2013. The Technology Corners Property was subsequently leased by Google and underwent substantial renovations prior to Google taking occupancy of the property. The Moffett Towers Building D Property was constructed in 2013 and pre-leased during construction by A2Z Development Center, Inc., a subsidiary of Amazon.com, Inc; therefore, historical average annual rent PSF figures are not available.

Property Management.    The Google and Amazon Office Portfolio Properties are managed by Paul Holdings, Inc. d/b/a Jay Paul Company, an affiliate of the borrowers.

Lockbox / Cash Management.    The Google and Amazon Office Portfolio Loan Combination is structured with a hard lockbox and in place cash management. The borrowers sent tenant direction letters to all tenants instructing them to deposit all rents and other payments into the lockbox account controlled by the lender. All funds in the lockbox account are swept daily to a cash management account under the control of the lender and disbursed in accordance with the Google and Amazon Office Portfolio Loan Combination documents.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Sunnyvale, CA 94089	Collateral Asset Summary – Loan No. 1 Google and Amazon Office Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$120,000,000 66.6% 1.40x 9.0%

Additionally, all excess cash will be swept into a lender controlled account (i) upon an event of default, (ii) from and after the second anniversary of the loan closing date, if there exists a Low Debt Service Period (as defined herein), (iii) during the continuance of certain Lease Sweep Periods (as defined herein), or (iv) during the continuance of an event of default under the mezzanine loan.

A “Low Debt Service Period” commences if the DSCR, as determined by lender, is less than 1.20x and ends if the DSCR, as determined by lender, is at least 1.25x for two consecutive quarters.

A “Lease Sweep Period” commences upon the earliest to occur of, among other events, (i) the January 2021 payment date, (ii) the date on which the tenant under a Lease Sweep Lease (as defined herein) surrenders or terminates its Lease Sweep Lease with respect to all or a Material Surrender Portion (as defined herein) of its space prior to the then current expiration date, or the date on which such a tenant notifies the borrower that it is surrendering or terminating its Lease Sweep Lease with respect to all or a Material Surrender Portion of its space, (iii) the date on which a tenant under a Lease Sweep Lease “goes dark” at any of the Google and Amazon Office Portfolio Properties or at substantially all of its premises (unless such tenant is investment grade), (iv) upon the occurrence of an event of default under a Lease Sweep Lease, (v) upon the occurrence of a bankruptcy or insolvency involving the tenant (or its parent) under a Lease Sweep Lease and (vi) the date on which there occurs a casualty at either the Technology Corners Property or at the Moffett Towers Building D Property or at any of the four Technology Corners Property buildings.

A “Lease Sweep Lease” means any of (i) the Amazon lease, (ii) the Google lease for 803 11th Avenue, (iii) the Google lease for 805 11th Avenue, (iv) the Google lease for 807 11th Avenue, (v) the Google lease for 809 11th Avenue or (vi) any lease which is entered into by the borrowers in replacement of any of the Amazon lease or any of the Google leases. A “Material Surrender Portion” means at least 46,000 sq. ft. of space (or if a full floor of space is less than 46,000 sq. ft. of space, a full floor of space) demised under a Lease Sweep Lease.

If a Lease Sweep Period exists, then the borrower is required to deposit into the lease sweep account (i) the Required Minimum Monthly Lease Sweep Deposit Amount (as defined herein) (regardless of whether rents are sufficient to make the payments otherwise required and such Required Minimum Monthly Lease Sweep Deposit Amount) and (ii) in addition, all excess cash, on a monthly basis, but only until the aggregate amounts so swept (inclusive of any lease termination payments, if any) equal the Lease Sweep Reserve Threshold (as defined herein) (or, if the Lease Sweep Period was triggered because space leased to Google at the Technology Corners Property is affected by a casualty, the Google Lease Sweep Threshold (as defined herein)).

“Required Minimum Monthly Lease Sweep Deposit Amount” means, on each monthly payment date during the continuance of a Lease Sweep Period, an amount equal to $897,223. The “Lease Sweep Reserve Threshold” means $28,000,000, which amount is proportionately reduced if the Technology Corners Property, the Moffett Towers Building D Property or one of the buildings at the Technology Corners Property is sold.  The “Google Lease Sweep Threshold” means $30.53 per rentable square foot affected by the casualty giving rise to the Lease Sweep Period.

If a Lease Sweep Period exists and the aggregate funds transferred in the lease sweep account (inclusive of any lease termination payments) equals the Lease Sweep Reserve Threshold (or, if the Lease Sweep Period was triggered because space leased to Google at the Technology Corners Property is affected by a casualty, the Google Lease Sweep Threshold), thereafter the borrower is required to deposit the Required Minimum Monthly Lease Sweep Deposit and all excess cash into a debt service reserve account up to the Lease Sweep and Debt Service Reserve Cap (as defined herein). However, if the Lease Sweep Period is continuing due to the insolvency of a Lease Sweep Tenant (or its parent) or due to a casualty, then the Lease Sweep and Debt Service Reserve Cap will not be in effect.

“Lease Sweep and Debt Service Reserve Cap” is $32,300,000, although (i) such amount is proportionately reduced if the Technology Corners Property, the Moffett Towers Building D Property or one of the buildings at the Technology Corners Property is sold and (ii) if the Lease Sweep Period commenced because of the surrender, termination or cancellation of a Material Surrender Portion of (but not the entirety of) the space under a Lease Sweep Lease (or notice is given) prior to its then current expiration date, then, the Lease Sweep and Debt Service Reserve Cap with respect to the affected space will be equal to $30.00 times the number of sq. ft. of space that has been (or is to be) surrendered, terminated or cancelled.

Initial Reserves.    At closing, the borrowers deposited (i) $31,289,848 into the TI/LC reserve account, $24,129,968 of which was reserved for outstanding tenant improvements and leasing commissions related to Amazon and $7,159,880 of which was reserved for outstanding tenant improvements related to Google and (ii) $2,209,233 into a free rent reserve account for outstanding free rent related to Amazon, which reserve has since been fully released.

Ongoing Reserves.    On a monthly basis, the borrowers are required to deposit reserves of (i) 1/12 of the estimated annual real estate taxes, which currently equates to $172,473, into a tax reserve account and (ii) $17,630 into a capital expenditure account. The borrower will be required to deposit 1/12 of the annual insurance premiums into the insurance reserve if an acceptable blanket insurance policy is no longer in place.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Sunnyvale, CA 94089	Collateral Asset Summary – Loan No. 1 Google and Amazon Office Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$120,000,000 66.6% 1.40x 9.0%

Current Mezzanine or Subordinate Indebtedness.    A $67,800,000 mezzanine loan was funded at closing. The mezzanine loan is coterminous with the Google and Amazon Office Portfolio Loan Combination and accrues interest at a rate of 7.8500% per annum. The mezzanine loan has a 10-year term and after a four-year interest only period, amortizes on a fixed schedule, which results in a 360-month effective amortization period. The mezzanine loan is held by Hanwha U.S. Mezzanine Investment SCA, LLC.

Future Mezzanine or Subordinate Indebtedness Permitted.    None.

Partial Release.    After the prepayment lockout expiration date, which is the earlier to occur of (i) two years after the closing date of the securitization which includes the last pari passu note to be securitized and (ii) February 6, 2017, the applicable borrower may in conjunction with an arm’s length sale to an unrelated third party sale obtain the release of (A) the Moffett Towers Building D Property, (B) the entirety of the Technology Corners Property or (C) one of the four buildings at the Technology Corners Property (a “Parcel Release”), provided, among other conditions set forth in the Google and Amazon Office Portfolio Loan Combination documents, (1) the applicable borrower makes a principal payment equal to the Lender’s Proportionate Share (as defined herein) of (a) if the release is a release of the Moffett Towers Building D Property, 150% of the allocated loan amount for the Moffett Towers Building D Property (as set forth in the Google and Amazon Office Portfolio Loan Combination documents), (b) if the release is a release of the entirety of the Technology Corners Property, 120% of the allocated loan amount for the entirety of the Technology Corners Property (as set forth in the Google and Amazon Office Portfolio Loan Combination documents), and (c) if the release is a Parcel Release, 150% of the allocated loan amount for such building (as set forth in the Google and Amazon Office Portfolio Loan Combination documents); (2) if the property being released is the Technology Corners Property or a Parcel Release, (a) Amazon maintains at the time of such release a credit rating from S&P and Moody’s (with Fitch not currently rating Amazon) that is no more than one rating notch below the respective credit ratings of Amazon from S&P and Moody’s as of the closing date and (b) at the time of the release, there exists no material default under the Amazon lease at the Moffett Towers Building D Property; (3) if the release is a Parcel Release, the Google lease relating to the parcel being released is required to be amended so that it is no longer cross-defaulted with any other Google lease, and the Google leases relating to the remaining parcels (still subject to the lien of the mortgage) is required to be amended so that they are no longer cross-defaulted with any other Google lease or with the Google lease to Building 6; (4) if the release is a Parcel Release, (a) Google maintains at the time of such release a credit rating from S&P and Moody’s (with Fitch not currently rating Google) that is no more than one rating notch below the respective credit ratings of Google from S&P and Moody’s as of the closing date, and (b) there exists no material default under the Google lease at the portions of the Technology Corners Property remaining subject to the lien of the mortgage; (5) if the property being released is the Moffett Towers Building D Property (a) Google maintains at the time of such release a credit rating from S&P and Moody’s (with Fitch not currently rating Google) that is no more than one rating notch below the respective credit ratings of Google from S&P and Moody’s as of the closing date and (b) at the time of the release, there exists no material default under any Google lease at the Technology Corners Property; (6) if, after the release and prepayment described above, the LTV ratio of the properties remaining subject to the lien of the Google and Amazon Office Portfolio Loan Combination documents (as determined by lender) is greater than 125%, the principal balance of the Loan must be paid down by an amount such that the LTV ratio is no more than 125% immediately after such release; (7) the DSCR after giving effect to such release is no less than the greater of (a) 1.20x and (b) the aggregate DSCR immediately prior to such sale; (8) the LTV ratio after giving effect to such release is no more than the lesser of (a) 76.6% and (b) the aggregate LTV ratio immediately prior to such release; (9) adequate funds as determined by lender in its reasonable discretion have been escrowed with lender to cover any potential shortfalls in the lease sweep reserve amounts required to be collected from the cash flow from the remaining properties; and (10) no event of default under the Google and Amazon Office Portfolio Loan Combination documents has occurred and is continuing.

In no event can more than one office building at the Technology Corners Property be released from the collateral (unless the entirety of the Technology Corners Property is released) and, in addition, in no event can any sale include a conveyance of all or any portion of the Moffett Towers Building D Property common areas or Technology Corners Property common areas (including the amenities building at each property).

As used herein, the “Lender’s Proportionate Share” means a fraction, the numerator of which is the then outstanding principal balance of the Google and Amazon Office Portfolio Loan Combination and the denominator of which is the aggregate outstanding principal balances of the Google and Amazon Office Portfolio Loan Combination and the mezzanine loan.

Substitution.    None permitted.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Sunnyvale, CA 94089	Collateral Asset Summary – Loan No. 1 Google and Amazon Office Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$120,000,000 66.6% 1.40x 9.0%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Sunnyvale, CA 94089	Collateral Asset Summary – Loan No. 1 Google and Amazon Office Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$120,000,000 66.6% 1.40x 9.0%

CARTIFACT
Moffett Towers Building D
1100 Enterprise Way
Sunnyvale, CA 94089
Technology Corners
803, 805, 807 and 809 11th Avenue
Sunnyvale, CA 94089
San Francisco Bay
Coyote Creek
BAYLANDS
East Palo Alto
BAYSHORE FWY
Palo Alto Golf Course
DOWNTOWN PALO ALTO
Palo Alto
Stanford Stadium
Stanford University
CALTRAIN
California Avenue
MIDDLEFIELD RD
ALMA ST
EL CAMINO REAL
San Antonio
VA Palo Alto Health Care System
Alta Mesa Cemetery
San Antonio Center
Mountain View
Mountain View
MOFFETT FEDERAL AIRFIELD
MOFFETT PARK
VTA LIGHT RAIL
49ers Levi's Stadium
Great America
Mission College
RENAISSANCE
NIMITZ FWY
GOLDEN TRIANGLE
Sunnyvale
CENTRAL EXPY
SCOTT BLVD
Sunnyvale Town Center
Lawrence
LAWRENCE EXPY
Los Altos Hills
Foothill College
FOOTHILL EXPY
El Camino Hospital
Los Altos
Los Altos Golf & Country Club
Las Palmas Park
NORMAN Y MINETA SAN JOSE INT'L AIRPORT
Santa Clara
Santa Clara University
EL CAMINO REAL
Santa Clara
Central Park
Santa Clara Catholic Cemetery
San Jose
Rancho San Antonio Open Space
Gate of Heaven Cemetery
Apple HQ
Vallco Mall
JUNIPERO SERRA FWY
Westfield Valley Fair
SUNOL-MIDTOWN
STEVENS CREEK BLVD
De Anza College
Cupertino
BOLLINGER RD
Santa Clara Valley Med Center
Monte Bello Open Space Preserve
Westgate Mall
W HAMILTON AVE
Campbell
The Pruneyard
W CAMPBELL AVE
Saratoga
West Valley College
Monte Sereno
Los Gatos
PACIFIC OCEAN
San Francisco
Oakland
Novato
Vallejo
San Rafael
Richmond
Concord
Pittsburg
Antioch
Berkeley
Walnut Creek
Alameda
Castro Valley
Hayward
Pleasanton
South San Francisco
Union City
Pacifica
San Mateo
Fremont
Half Moon Bay
Redwood City
Palo Alto
Milpitas
Sunnyvale
Santa Clara
San Jose
Cupertino

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

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One Kendall Square Cambridge, MA 02139	Collateral Asset Summary – Loan No. 2 One Kendall Square	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$120,000,000 62.3% 1.34x 9.2%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

One Kendall Square Cambridge, MA 02139	Collateral Asset Summary – Loan No. 2 One Kendall Square	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$120,000,000 62.3% 1.34x 9.2%

Mortgage Loan Information				Property Information
Loan Seller:	GACC			Single Asset / Portfolio:	Single Asset
Loan Purpose:	Acquisition			Property Type:	Office/Lab/Retail
Sponsor:	DivcoWest Fund IV REIT, LP			Collateral:	Fee Simple
Borrower:	DWF IV One Kendall, LLC			Location:	Cambridge, MA
Original Balance(1):	$120,000,000			Year Built / Renovated:	1887-1994 / 1986, 2007-2013
Cut-off Date Balance(1):	$120,000,000			Total Sq. Ft.:	610,110
% by Initial UPB:	9.7%			Property Management:	Divco West Real Estate Services, Inc.
Interest Rate:	4.8200%			Underwritten NOI(6):	$18,714,340
Payment Date:	6th of each month			Underwritten NCF:	$17,154,662
First Payment Date:	March 6, 2014			Appraised Value:	$325,600,000
Maturity Date:	February 6, 2024			Appraisal Date:	December 9, 2013
Amortization:	Interest only for first 48 months; 360
	months thereafter			Historical NOI(6)
Additional Debt(1):	$83,000,000 Pari Passu Debt;			Most Recent NOI:	$13,501,810 (T-12 November 30, 2013)
	Future Mezzanine Debt Permitted			2012 NOI:	$12,593,841 (December 31, 2012)
Call Protection(2):	L(25), D(91), O(4)			2011 NOI:	$10,443,482 (December 31, 2011)
Lockbox / Cash Management:	Hard / In Place			2010 NOI:	$7,880,812 (December 31, 2010)

Reserves(3)				Historical Occupancy
	Initial		Monthly	Current Occupancy(7):	93.2% (November 23, 2013)
Taxes:	$1,103,422		$275,856	2012 Occupancy:	86.7% (December 31, 2012)
Insurance:	$0		Springing	2011 Occupancy:	82.9% (December 31, 2011)
Replacement:	$0		$12,711	2010 Occupancy:	73.9% (December 31, 2010)
TI/LC:	$5,137,394		$169,814
(1)  The Original Balance and Cut-off Date Balance of $120.0 Million represent the controlling Note A-1 of the $203.0 million One Kendall Square Loan Combination evidenced by two pari passu notes. The pari passu companion loan is comprised of the non-controlling Note A-2, with an original principal balance of $83.0 million. For additional information on the pari passu companion loan, see “The Loan” herein. For additional information on permitted future indebtedness, see “Future Mezzanine or Subordinate Indebtedness Permitted” herein.
(2)  The lockout period will be at least 25 payments beginning with and including the first payment date of March 6, 2014. Defeasance of the full $203.0 million One Kendall Square Loan Combination is permitted after the date that is earlier to occur of (i) two years after the closing date of the securitization that includes the last pari passu companion loan and (ii) January 16, 2017.
(3)   See “Initial Reserves” and “Ongoing Reserves” herein.
(4)   DSCR, LTV, Debt Yield and Balance / Sq. Ft. calculations are based on the aggregate One Kendall Square Loan Combination.
(5)   Based on amortizing debt service payments.  Based on the current interest only payments, the Underwritten NOI DSCR and Underwritten NCF DSCR are 1.89x and 1.73x, respectively.
(6)   The increase in Underwritten NOI over Historical NOI is due primarily to recent leasing by Akamai Technologies and M.I.T., which have leases that commence in September 2013 and March 2014, respectively, and contribute approximately $3.7 million in underwritten base rent.
(7)   Current Occupancy includes Akamai Technologies (51,693 sq. ft., 8.5% of net rentable area), M.I.T. (22,506 sq. ft., 3.7% of net rentable area) and a 3,617 sq. ft. portion of Merrimack, all of which have signed leases but are not yet occupying their space.

Free Rent:	$673,135		NAP
Required Repairs:	$114,713		NAP
Lease Sweep:	$0		Springing

Financial Information(4)
Cut-off Date Balance / Sq. Ft.:		$333
Balloon Balance / Sq. Ft.:		$300
Cut-off Date LTV:		62.3%
Balloon LTV:		56.2%
Underwritten NOI DSCR(5):		1.46x
Underwritten NCF DSCR(5):		1.34x
Underwritten NOI Debt Yield:		9.2%
Underwritten NCF Debt Yield:		8.5%
Underwritten NOI Debt Yield at Balloon:		10.2%
Underwritten NCF Debt Yield at Balloon:		9.4%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

One Kendall Square Cambridge, MA 02139	Collateral Asset Summary – Loan No. 2 One Kendall Square	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$120,000,000 62.3% 1.34x 9.2%

Tenant Summary
Tenant	Type of Space	Ratings (Fitch/Moody’s/S&P)	Net Rentable Area (Sq. Ft.)	% of Net Rentable Area	U/W Base Rent PSF	% of Total U/W Base Rent	Lease Expiration
Merrimack(1)	Lab/Office	NR/NR/NR	121,704	19.9%	$40.93	22.4%	6/30/2019
Akamai Technologies(2)	Office	NR/NR/NR	51,693	8.5%	$49.00	11.4%	12/31/2019
Nine Point Medical(3)	Lab	NR/NR/NR	31,916	5.2%	$42.24	6.1%	12/31/2016
InVivo(4)	Lab/Office	NR/NR/NR	26,150	4.3%	$43.80	5.1%	10/31/2018
Abcam Limited(5)	Office	NR/NR/NR	22,925	3.8%	$34.25	3.5%	12/31/2016
Total Major Tenants			254,388	41.7%	$42.43	48.5%
Remaining Tenants			314,027	51.5%	$36.53	51.5%
Total Occupied Collateral			568,415	93.2%	$39.17	100.0%
Vacant			41,695	6.8%
Total			610,110	100.0%

(1)
The 121,704 total Net Rentable Area (Sq. Ft.) for Merrimack includes a 3,617 sq. ft. lease for a space that has not yet been completed. Merrimack is paying full rent on the space and build out is estimated to be complete in early 2014.  Merrimack has either (i) one five-year renewal option at market rent upon written notice given no later than March 31, 2018, or (ii) one one-year renewal option at market rent upon written notice given no later than December 31, 2016

(2)
Akamai Technologies is estimated to take occupancy of its space in April 2014 and will commence paying base rent on April 19, 2014. At closing, $652,323 was reserved, representing three months of rent abatements due to Akamai Technologies under its lease. In addition, Akamai Technologies has two five-year renewal options at market rent upon written notice given on or before 15 months prior to the expiration of the then-existing lease term.

(3)	Nine Point Medical has one two-year renewal option at 95% of market rent upon nine months prior written notice.
(4)	InVivo has one five-year renewal option at market rent with 14 months prior written notice.
(5)	Abcam Limited has one three-year renewal option at the greater of market rent or the prior year’s rent with nine months prior written notice.

Lease Rollover Schedule(1)
Year	# of Leases Expiring	Total Expiring Sq. Ft.	% of Total Sq. Ft. Expiring	Cumulative Sq. Ft. Expiring	Cumulative % of Sq. Ft. Expiring	Annual U/W Base Rent Per Sq. Ft.	% U/W Base Rent Rolling	Cumulative % of U/W Base Rent
MTM	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2014	33	57,465	9.4%	57,465	9.4%	$34.55	8.9%	8.9%
2015	17	96,027	15.7%	153,492	25.2%	$40.71	17.6%	26.5%
2016	24	100,765	16.5%	254,257	41.7%	$39.12	17.7%	44.2%
2017	7	30,351	5.0%	284,608	46.6%	$41.12	5.6%	49.8%
2018	7	40,902	6.7%	325,510	53.4%	$41.66	7.7%	57.4%
2019	29	195,165	32.0%	520,675	85.3%	$41.82	36.7%	94.1%
2020	1	22,506	3.7%	543,181	89.0%	$50.00	5.1%	99.1%
2021	0	0	0.0%	543,181	89.0%	$0.00	0.0%	99.1%
2022	4	10,170	1.7%	553,351	90.7%	$18.72	0.9%	100.0%
2023	0	0	0.0%	553,351	90.7%	$0.00	0.0%	100.0%
2024	0	0	0.0%	553,351	90.7%	$0.00	0.0%	100.0%
Thereafter	7	15,064	2.5%	568,415	93.2%	$0.00	0.0%	100.0%
Vacant	NAP	41,695	6.8%	610,110	100.0%	NAP	NAP
Total / Wtd. Avg.	129	610,110	100.0%			$39.17	100.0%

(1)
Certain tenants have lease termination options that may become exercisable prior to the originally stated expiration date of the tenant lease and that are not considered in the lease rollover schedule.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

One Kendall Square Cambridge, MA 02139	Collateral Asset Summary – Loan No. 2 One Kendall Square	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$120,000,000 62.3% 1.34x 9.2%

The Loan.    The One Kendall Square loan (the “One Kendall Square Loan”) consists of the controlling Note A-1 in the original principal amount of $120.0 million of a fixed rate loan in the aggregate principal amount of $203.0 million (the “One Kendall Square Loan Combination”). The One Kendall Square Loan Combination is secured by the borrowers’ fee simple interest in a seven building, Class A mixed use campus containing 610,110 sq. ft. located at One Kendall Square in Cambridge, Massachusetts (the “One Kendall Square Property”). The $203.0 million One Kendall Square Loan Combination is evidenced by two pari passu notes. Only the controlling Note A-1, with an original principal balance of $120.0 million, will be included in the COMM 2014-UBS2 mortgage trust. The non-controlling Note A-2, with an original principal balance of $83.0 million is expected to be contributed to a future securitization. GACC has reserved the right to further split Note A-2 into multiple notes. The One Kendall Square Loan Combination has a 10-year term and amortizes on a 360-month schedule, after an initial four-year interest only period.

The One Kendall Square Loan accrues interest at a fixed rate equal to 4.8200% and has a cut-off date balance of $120.0 million. Proceeds of the One Kendall Square Loan Combination, along with approximately $114.7 million of sponsor equity, was used to purchase the One Kendall Square Property for approximately $310.0 million, fund upfront reserves of approximately $7.0 million and pay closing costs of approximately $0.7 million. Based on the appraised value of $325.6 million as of December 9, 2013, the cut-off date LTV ratio of the One Kendall Square Loan Combination is 62.3%. The most recent prior financing of the One Kendall Square Property was included in the COMM 2011-FL1 mortgage trust.

The relationship between the holders of Note A-1 and Note A-2 is governed by an intercreditor agreement which is described under “Description of the Mortgage Pool―Loan Combinations―The One Kendall Square Loan Combination” in the Free Writing Prospectus.

Pari Passu Note Summary
	Original Balance	Cut-off Date Balance	Note Holder	Controlling Piece
Note A-1	$120,000,000	$120,000,000	COMM 2014-UBS2	Yes
Note A-2	$83,000,000	$83,000,000	GACC	No
Total	$203,000,000	$203,000,000

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Loan Amount	$203,000,000	63.9%	Purchase Price	$310,000,000	97.6%
Sponsor Equity	$114,693,263	36.1%	Reserves	$7,028,664	2.2%
			Closing Costs	$664,599	0.2%
Total Sources	$317,693,263	100.0%	Total Uses	$317,693,263	100.0%

The Borrower / Sponsor.    The borrower, DWF IV One Kendall, LLC, is a single purpose Delaware limited liability company structured to be bankruptcy-remote, with two independent directors in its organizational structure.  The sponsor of the borrower and the nonrecourse carve-out guarantor is DivcoWest Fund IV REIT, LP. The sponsor did not sign the environmental indemnity, but provided an environmental insurance policy. See “Risk Factors―Risks Related to the Mortgage Loans―Potential Issuing Entity Liability Related to a Materially Adverse Environmental Condition” in the Free Writing Prospectus.

DivcoWest Fund IV REIT, LP is a subsidiary of DivcoWest, which is a privately-owned real estate investment firm that was founded in 1993 with offices in San Francisco and Boston.  DivcoWest has acquired more than 30.0 million square feet of commercial space throughout the United States, and offers a range of services including asset and property management. DivcoWest’s technology focused office portfolio consists of assets in Silicon Valley and Austin, Texas, as well as approximately 10 properties located in Massachusetts. DivcoWest and its affiliates manage over $2.5 billion of equity for major pension funds, sovereign wealth funds, endowments and high net worth individuals.

The Property.  The One Kendall Square Property consists of seven, three- to five-story Class A office, lab and retail buildings totaling 610,110 sq. ft., located south of Binney Street in Cambridge, Massachusetts. The One Kendall Square Property is part of a mixed-use campus, which totals approximately 669,000 sq. ft. and includes multiple buildings owned by the sponsor located north of Binney Street. These buildings are not part of the One Kendall Square Property collateral and include a 25,800 sq. ft. nine-screen movie theater, 33,272 sq. ft. of office and lab space and a parking garage with 1,574 parking spaces. There is a parking and access easement that allows tenants of the One Kendall Square Property to use the parking garage.

The One Kendall Square Property was constructed in phases from 1887 to 1994. The One Kendall Square Property was originally renovated in 1986 and from 2007 to 2013 the full campus underwent an approximately $74.0 million renovation ($111 PSF based on total campus square feet). Renovations consisted of a complete campus revitalization project, including HVAC and common area renovations along with base building upgrades. Approximately $36.0 million of the total renovation was spent upgrading laboratory

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

One Kendall Square Cambridge, MA 02139	Collateral Asset Summary – Loan No. 2 One Kendall Square	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$120,000,000 62.3% 1.34x 9.2%

space, including the creation of the incubator lab space which is useful for smaller biotech companies. Of the total renovation, approximately $45.1 million ($74 PSF) was spent on the seven buildings which comprise the One Kendall Square Property.

As of November 23, 2013 the One Kendall Square Property is 93.2% leased to 64 tenants.  The majority of the One Kendall Square Property is built out as lab space, which encompasses 51.6% of the net rentable area. Of the 64 tenants, the largest industry concentration is within the lab sector, which makes up approximately 55.0% of the leased area and includes two of the largest tenants, Merrimack and Nine Point Medical. Since the beginning of 2013, approximately 31.2% of the net rentable area at the One Kendall Square Property was signed to a new or renewing tenant. The subsequent chart summarizes the various types of space at the One Kendall Square Property:

Unit Breakdown(1)
Type of Space	Net Rentable Area (Sq. Ft.)	% of Net Rentable Area	% Occupied	U/W Base Rent PSF	% of Total U/W Base Rent	Market Rent PSF(2)
Lab(3)	342,287	56.1%	89.9%	$43.25	59.8%	$38.00 - $54.00
Office	201,834	33.1%	98.0%	$40.05	35.6%	$45.00 - $52.00
Retail	38,388	6.3%	100.0%	$23.97	4.1%	$22.00 - $31.00
Storage and Miscellaneous	27,601	4.5%	88.5%	$5.11	0.5%	$12.00
Total/Wtd. Avg.	610,110	100.0%	93.2%	$39.17	100.0%	$38.13 - $49.99

(1)	Based on the underwritten rent roll.
(2)	Source: Appraisal.
(3)	Includes lab and incubator lab space.

Environmental Matters. The Phase I environmental report dated January 3, 2014 recommended no further action at the One Kendall Square Property, other than the continued implementation of the asbestos operation and maintenance plan.

Major Tenants.

Merrimack (121,704 sq. ft., 19.9% of NRA, 22.4% of GPR). Merrimack Pharmaceuticals, Inc. (“Merrimack”) is headquartered at the One Kendall Square Property and is a biopharmaceutical company that develops and commercializes innovative medicines paired with companion diagnostics for the treatment of serious diseases, with an initial focus on cancer. Merrimack provides patients, physicians and the healthcare system with the medicines, tools and information on the diagnosis and treatment of illness through a precise mechanistic understanding of disease. At the One Kendall Square Property, Merrimack consists mostly of lab space, with approximately 10,600 sq. ft. of office space and approximately 3,100 sq. ft. of storage space.

Merrimack has been leasing space at the One Kendall Square Property since 2006 when it occupied 31,747 sq. ft. and has since expanded multiple times to its current 121,704 sq. ft. of leased space. This includes a lease for 3,617 sq. ft. which Merrimack began in November 2013. Merrimack is not yet in occupancy of this space but is paying full rent.  Merrimack is estimated to begin build out on this space in early 2014. Merrimack’s lease expires June 30, 2019 with either (i) one five-year renewal option at market rent upon written notice given no later than March 31, 2018, or (ii) one one-year renewal option at market rent upon written notice given no later than December 31, 2016.

Akamai Technologies (51,693 sq. ft., 8.5% of NRA, 11.4% of GPR). Akamai Technologies (“Akamai”) (Nasdaq: AKAM) is a leading provider of cloud services, which allows users to share secured data on multiple devices. Founded in 1998, Akamai helps enterprises accelerate innovation by removing the complexities of technology so companies can focus on driving business forward. With over 137,000 servers in 87 countries, Akamai’s network is one of the world’s largest distributed-computing platforms and is responsible for serving 15% to 30% of all web traffic. Akamai has over 3,400 employees and had year-end 2013 revenues of approximately $1.6 billion.  Akamai is headquartered at 8 Cambridge Center, which is located adjacent to the One Kendall Square Property. Akamai uses the One Kendall Square Property for office space.

Akamai signed its lease at the One Kendall Square Property in September 2013, and is estimated to take occupancy of its space in April 2014, with rent commencing on April 19, 2014. At closing, $652,323 was reserved for all outstanding rent abatements due to Akamai under its lease. Akamai has two five-year renewal options at market rent upon written notice given on or before 15 months prior to the expiration of the then-existing lease term.

Nine Point Medical (31,916 sq. ft., 5.2% of NRA, 6.1% of GPR). Nine Point Medical (“Nine Point”) is headquartered at the One Kendall Square Property and is positioned to improve patient care through the development of medical devices that enable high-resolution in-vivo imaging. Utilizing advanced optical technologies, Nine Point enables physicians and pathologists to visualize disease in real time and eventually treat patients during the same procedure. Applications of Nine Point’s technology include gastroenterology, pulmonary

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

One Kendall Square Cambridge, MA 02139	Collateral Asset Summary – Loan No. 2 One Kendall Square	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$120,000,000 62.3% 1.34x 9.2%

medicine, breast cancer, gynecology, urology, and ENT and plans to gradually incorporate therapeutic devices. Nine Point uses the One Kendall Square Property for lab space, with one basement storage space.

Nine Point has been a tenant at the One Kendall Square Property since December 2010 and expanded its space in January 2013. Nine Point has one two-year option at 95% of market rent upon nine months prior written notice.

The Market.     The One Kendall Square Property is located in the Kendall Square area of East Cambridge, Massachusetts, which is part of the Greater Boston metropolitan area. Within the United States, the largest distribution of biotechnology companies is located in Massachusetts. This is largely due to the presence of the Massachusetts Institute of Technology (“M.I.T.”) and Harvard, as well as some of the country’s leading hospitals located within the Massachusetts General Complex or Longwood Medical Area. The Kendall Square area consists primarily of office buildings, research and development facilities, and some industrial uses throughout the area. In many of the neighborhood office buildings, retail uses occupy the first floor. The One Kendall Square Property is surrounded by major institutional, research facilities and corporate biotech users which include the M.I.T. Stata Center, the M.I.T. Brain & Cognitive Science Project, The Whitehead Institute for Biomedical Research, Draper Laboratories and two lab facilities for Biogen. In addition, the One Kendall Square Property is proximate to multiple transportation lines, including the Massachusetts Bay Transportation Authority (MBTA) Red Line subway, which services Harvard University, M.I.T., Massachusetts General Hospital, Boston’s Financial District and South Station. Within a three-mile radius of the One Kendall Square Property, the 2013 population is 467,490, with an average household income of $91,120.

The Cambridge office and laboratory market consists of three submarkets: West Cambridge, Mid Cambridge and East Cambridge. The One Kendall Square Property is located in the East Cambridge submarket, which has a wide variety of industries such as high-tech, bio-tech, financial services, retail services, manufacturing and healthcare for approximately 59.0% of total market inventory.  As of Q3 2013, the overall Cambridge office market reflects a vacancy rate of 6.5%, with 11.1 million sq. ft. of inventory. The East Cambridge submarket has a total office inventory of approximately 7.3 million square feet with a vacancy rate of 5.9% and average asking rent of $48.83 PSF Gross. The subsequent chart presents some comparable office leases:

Comparable Office Rentals(1)
Name	One Kendall Square Property	5 Cambridge Center	4 Cambridge Center	101 Main Street	1 Cambridge Center	One Main Street
Distance from Subject	NAP	0.4 miles	0.3 miles	0.6 miles	0.4 miles	0.7 miles
Building Sq. Ft.(2)	201,834	237,752	198,295	341,830	215,385	305,589
Year Built / Renovated	1887-1994 / 1986, 2007-2013	1981	1986	1983	1987	1986
Tenant Name	Comparable Leases	Mass Eye Research	The Frankel Group	Matrix Partners	Johnson & Johnson	Schneider Electric
Size (Sq. Ft.)(3)	6,116	1,465	4,302	11,567	9,121	7,639
Rent PSF(4)	$40.05	$62.00	$58.00	$55.00	$58.00	$53.00
(1)	Source: Appraisal.
(2)	Building Sq. Ft. for the One Kendall Square Property represents total office space per the November 23, 2013 rent roll.
(3)	Size (Sq. Ft.) for the One Kendall Square Property represents the average size of office space per the November 23, 2013 rent roll.
(4)	Rent PSF for the One Kendall Square Property represents the average rent for office space per the November 23, 2013 rent roll.

Barriers to entry are formidable in the East Cambridge laboratory market. East Cambridge has little available land currently zoned for lab use. The approval process for lab space is long and includes significant community input, so it is typical for lab tenants to renovate existing structures to suit their needs.  In addition, the One Kendall Square Property offers contiguous and Class A lab space where the majority of lab space in East Cambridge represents inferior class B space or non-contiguous space. The East Cambridge submarket also has a total lab space inventory of approximately 7.3 million square feet with a vacancy rate of 5.9% and average asking rent of $52.12 PSF NNN. The subsequent chart presents some comparable lab space leases:

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

One Kendall Square Cambridge, MA 02139	Collateral Asset Summary – Loan No. 2 One Kendall Square	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$120,000,000 62.3% 1.34x 9.2%

Comparable Lab Rentals(1)
Name	One Kendall Square Property	400 Technology Square	400 Technology Square	790 Memorial Drive	320 Bent Street	320 Bent Street
Distance from Subject	NAP	0.2 miles	0.2 miles	2.1 miles	0.3 miles	0.3 miles
Building Sq. Ft.(2)	342,287	213,000	213,000	47,874	184,445	184,445
Year Built / Renovated	1887-1994 / 1986, 2007-2013	1966/1999	1966/1999	2001	2000	2000
Tenant Name	Comparable Leases	Aramco Services	Warp Drive	Infinity Pharma	Momento Pharma	Idenix Pharma
Unit Size (Sq. Ft.)(3)	6,339	32,403	21,621	15,783	104,678	46,418
Rent PSF(4)	$43.25	$56.00	$59.25	$62.00	$58.00	$48.26
(1)	Source: Appraisal.
(2)	Building Sq. Ft. for the One Kendall Square Property represents total lab and incubator lab space per the November 23, 2013 rent roll.
(3)	Size (Sq. Ft.) for the One Kendall Square Property represents the average size of lab space per the November 23, 2013 rent roll.
(4)	Rent PSF for the One Kendall Square Property represents the average rent for lab space per the November 23, 2013 rent roll.

The appraiser concluded market rent for the One Kendall Square Property to be $38.00 to $54.00 PSF NNN for lab space tenants, $45.00 to $52.00 PSF gross for office tenants, $22.00 to $31.00 PSF NNN for ground floor retail tenants and $12.00 PSF gross for storage space.

Cash Flow Analysis.

Cash Flow Analysis
	2010	2011	2012	T-12 11/30/2013	U/W	U/W PSF
Base Rent(1)	$12,967,983	$14,845,894	$17,298,314	$18,482,225	$22,828,190	$37.42
Value of Vacant Space	0	0	0	0	2,309,888	3.79
Gross Potential Rent	$12,967,983	$14,845,894	$17,298,314	$18,482,225	$25,138,078	$41.20
Total Recoveries	3,494,275	5,389,436	5,573,452	6,124,526	6,491,507	10.64
Total Other Income	110,516	93,776	18,482	150,139	105,965	0.17
Less: Vacancy(2)	0	0	0	0	(2,309,888)	(3.79)
Effective Gross Income	$16,572,774	$20,329,107	$22,890,248	$24,756,891	$29,425,662	$48.23
Total Operating Expenses	8,691,962	9,885,624	10,296,408	11,255,081	10,711,322	17.56
Net Operating Income(3)	$7,880,812	$10,443,482	$12,593,841	$13,501,810	$18,714,340	$30.67
TI/LC	0	0	0	0	1,407,150	2.31
Capital Expenditures	0	0	0	0	152,528	0.25
Net Cash Flow	$7,880,812	$10,443,482	$12,593,841	$13,501,810	$17,154,662	$28.12

(1)	U/W Base Rent includes $563,123 in contractual step rent through December 2014.
(2)
U/W Vacancy represents 7.3% of gross income compared to a market vacancy rate of 6.5% and a submarket vacancy rate of 5.9%. U/W Vacancy represents vacant space grossed up at $55.40 PSF based on recent leasing.

(3)
The increase in U/W Net Operating Income over historical Net Operating Income is primarily due to recent leasing by Akamai Technologies and M.I.T., which have leases that commence in September 2013 and March 2014, respectively, and contribute approximately $3.7 million in underwritten base rent.

Property Management.    The One Kendall Square Property is managed by Divco West Real Estate Services, Inc., a borrower affiliate.

Lockbox / Cash Management.    The One Kendall Square Loan Combination is structured with a hard lockbox and in place cash management. The borrower was required to send tenant direction letters to all tenants instructing them to deposit all rents and other payments into the lockbox account controlled by the lender. All funds in the lockbox account are swept daily to a cash management account under the control of the lender and disbursed during each interest period of the loan term in accordance with the One Kendall Square Loan Combination documents.

Additionally, all excess cash will be swept into a lender controlled account upon (i) an event of default, (ii) the DSCR falls below 1.15x as of the last day of any calendar quarter or (iii) the occurrence of a Lease Sweep Period (as defined herein), until such time as (a) with respect to clause (i), the event of default has been cured, (b) with respect to clause (ii), the DSCR is at least 1.20x for two consecutive quarters and (c) with respect to clause (iii), the Lease Sweep Period is no longer continuing.

A “Lease Sweep Period” will commence upon the first to occur of (i) the date that is 12 months prior to the earliest stated expiration date (including the stated expiration of any renewal term) of a Lease Sweep Lease (defined herein) or the final date required under a

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

One Kendall Square Cambridge, MA 02139	Collateral Asset Summary – Loan No. 2 One Kendall Square	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$120,000,000 62.3% 1.34x 9.2%

Lease Sweep Lease by which the tenant is required to give notice to exercise its renewal option, (ii) the date that a Lease Sweep Lease is surrendered, cancelled, or terminated prior to its then current expiration date, (iii) the date that any tenant under a Lease Sweep Lease goes dark or (iv) upon a default or insolvency proceeding under a Lease Sweep Lease.

A “Lease Sweep Lease” means (i) the Akamai lease, (ii) the Merrimack lease, (iii) any Akamai or Merrimack replacement tenant lease, which, either individually or when combined with any other lease of the same tenant or its affiliates, demises 50,000 or more rentable sq. ft. at the One Kendall Square Property, or (iv) any Akamai or Merrimack replacement tenant lease that expires within the same 12-month period, and when aggregated together demise at least 35,000 or more net rentable sq. ft.

Initial Reserves.    At closing, the borrower deposited (i) $1,103,422 into a tax reserve account, (ii) $5,137,394 into the TI/LC reserve account for approved leasing expenses, (iii) $673,135 into a free rent reserve account and (iv) $114,713 into the required repairs reserve account.

Ongoing Reserves.    On a monthly basis, the borrower is required to deposit reserves of (i) 1/12 of the estimated annual real estate taxes, which currently equates to $275,856 into a tax reserve account, (ii) $12,711 into a capital expenditure account and (iii) $169,814  into a TI/LC reserve account, subject to a reserve cap of $7.0 million on or prior to December 31, 2019 and a cap of $5.0 million on or after January 1, 2020. In addition, the borrower is required to deposit 1/12 of the estimated annual insurance premiums into an insurance reserve account if an acceptable blanket insurance policy is no longer in place. During a Lease Sweep Period, all excess cash will be deposited into the lease sweep reserve, subject to a reserve cap of $55.00 PSF based on the aggregate rentable square feet of the Lease Sweep Lease that caused the Lease Sweep Period to spring into effect.

Current Mezzanine or Subordinate Indebtedness.    None.

Future Mezzanine or Subordinate Indebtedness Permitted.    Mezzanine debt is permitted solely in connection with a transfer and assumption of the One Kendall Square Loan Combination, provided, among other things per the One Kendall Square Loan Combination documents, (i) the combined LTV is less than or equal to 62.3%, (ii) the combined DSCR is greater than or equal to 1.29x, (iii) the combined debt yield is not less than 8.0% and (iv) the mezzanine lender provides an acceptable intercreditor agreement. The sponsor of the borrower or an affiliate may be the mezzanine lender of such permitted mezzanine loan.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

One Kendall Square Cambridge, MA 02139	Collateral Asset Summary – Loan No. 2 One Kendall Square	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$120,000,000 62.3% 1.34x 9.2%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

One Kendall Square Cambridge, MA 02139	Collateral Asset Summary – Loan No. 2 One Kendall Square	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$120,000,000 62.3% 1.34x 9.2%

CARTIFACT
Donnelly Park
CARDINAL MEDEIROS AVE
HAMPSHIRE ST
OTIS ST
THORNDIKE ST
SPRING ST
HURLEY ST
CHARLES ST
ROGERS ST
BINNEY ST
BROADWAY
MAIN ST
VASSAR ST
MEMORIAL DR
MASSACHUSETTS AVE
EDWIN H LAND BLVD
CAMBRIDGE PKWY
COMMERCIAL AVE
3RD ST
2ND ST
1ST ST
5TH ST
6TH ST
150 Cambridge Street
2 Canal Park
Lechmere (MBTA)
Davenport Building
1 Canal Park
EAST CAMBRIDGE
Lechmere Canal
95 Fulkerson Street
John A Ahern Field
Broad Institute
Cambridge Side Galleria Mall
Hotel Marlowe
Cancer Research Technology
320 Bent Street
Cambridge Police Dept
AT&T Fiberoptic Cable Terminal
Verizon Central Office
222 3rd Street
Petco
Royal Sonesta Hotel
Dant Alighieri Cultural Center
CDM
Cambridge Brewing
201 Broadway
One Kendall Square
One Kendall Square
Cambridge, MA 02139
Archstone Kendall Square Apartments
67 Rogers Street
IBM Research
The Garment District
Future Media Concepts
Fairhaven Capital
15 Cambridge Center
14 Cambridge Center
Cambridge
11 Cambridge Center
Biogenidec Building 6
Equity Quality Housing
Esplanade
Charles Stark Draper Laboratory
10 Cambridge Center
8 Cambridge Center
The Athenaeum
400 Technology Square
Residence Inn Marriott
Volpe National Transportation Systems Center
Genzyme's Corporate HQ
Rowland Institute
Riverview
500 Technology Square
Novartis Institutes for BioMedical Research
4 Cambridge Center
Cell Press HQ
Whitehead Institute
Cambridge Center Marriott Hotel
Cambridge Center
5 Cambridge Center
3 Cambridge Center
1 Cambridge Center
One Broadway
101 Main Street
One Main Street
Mcgovern Institute of Brain Research
Kendall Hotel
MIT E28
MIT Bookstore
MIT E38
MIT E39
Au Bon Pain
Ford Building
Eastgate Dorms
One Memorial Drive
3
LONGFELLOW BRIDGE
Fairchild Building
Stata Center
Koch Building
MIT Medical
MIT E40
MIT Sloan School
EG&G Education Center
Nuclear Science Lab
Ralph Landau Building
MIT Medical Lab 2
MIT Faculty Club
Nuclear Engineering Dept
MIT E51
Dorrance Building
MIT Green Building
MIT Medical Lab 1
East Campus Dormitory
100 Memorial Dr Apartments
MIT Great Dome
Senior Haus
Presidents House
Massachusetts Institute of Technology
Walker Memorial
3
CHARLES RIVER
Somerville
Cambridge
EAST CAMBRIDGE
Massachusetts Institute of Technology
Charles River
NORTH END
BEACON HILL
FINANCIAL DISTRICT
LOGAN INTERNATIONAL AIRPORT
Boston Harbor
Boston
BACK BAY
CHINATOWN
SEAPORT DISTRICT
Fenway Stadium
Prudential Center
SOUTH END
Convention Center
Northeastern University
SOUTH BOSTON

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

9350 and 9380 Excelsior Boulevard Hopkins, MN 55343	Collateral Asset Summary – Loan No. 3 Excelsior Crossings	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$88,000,000 62.4% 1.58x 10.3%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

9350 and 9380 Excelsior Boulevard Hopkins, MN 55343	Collateral Asset Summary – Loan No. 3 Excelsior Crossings	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$88,000,000 62.4% 1.58x 10.3%

Mortgage Loan Information			Property Information
Loan Seller:	GACC		Single Asset / Portfolio:	Single Asset
Loan Purpose:	Acquisition		Property Type:	Suburban Office
Sponsor:	Colony Financial, Inc.		Collateral:	Fee Simple
Borrower:	ColFin Midwest NNN Investor, LLC		Location:	Hopkins, MN
Original Balance:	$88,000,000		Year Built / Renovated:	2008-2009 / NAP
Cut-off Date Balance:	$88,000,000		Total Sq. Ft.:	501,603
% by Initial UPB:	7.1%		Property Management:	Self-managed
Interest Rate:	4.8350%		Underwritten NOI:	$9,096,055
Payment Date:	1st of each month		Underwritten NCF:	$8,768,097
First Payment Date:	February 1, 2014		Appraised Value:	$141,000,000
Maturity Date:	January 1, 2024		Appraisal Date:	December 3, 2013
Amortization:	Interest only for first 24 months, 360
	months thereafter		Historical NOI
Additional Debt:	None		Most Recent NOI:	$9,002,478 (T-12 October 31, 2013)
Call Protection(1):	L(24), YM(2), DorYM(90), O(4)		2012 NOI:	$8,822,764 (December 31, 2012)
Lockbox / Cash Management:	Hard / In Place		2011 NOI:	$8,710,021 (December 31, 2011)
			2010 NOI:	NAV
Reserves(2)
	Initial	Monthly	Historical Occupancy
Taxes:	$0	Springing	Current Occupancy:	100.0% (March 6, 2014)
Insurance:	$0	Springing	2012 Occupancy:	100.0% (December 31, 2012)
Replacement:	$0	$10,450	2011 Occupancy:	100.0% (December 31, 2011)
TI/LC:	$0	$10,450	2010 Occupancy:	100.0% (December 31, 2010)
Lease Sweep:	$0	Springing
(1)   The lockout period will be 24 payments beginning with and including the first payment date of February 1, 2014. The defeasance lockout period will be 26 payments beginning with and including the first payment date of February 1, 2014.  Partial defeasance (without property release) is permitted in lieu of a cash trap. See “Ongoing Reserves” herein.
(2)   See “Initial Reserves” and “Ongoing Reserves” herein.
(3)   Based on amortizing debt service payments.  Based on the current interest only payments, the Underwritten NOI DSCR and Underwritten NCF DSCR are 2.11x and 2.03x, respectively.

Financial Information
Cut-off Date Balance / Sq. Ft.:	$175
Balloon Balance / Sq. Ft.:	$151
Cut-off Date LTV:	62.4%
Balloon LTV:	53.8%
Underwritten NOI DSCR(3):	1.64x
Underwritten NCF DSCR(3):	1.58x
Underwritten NOI Debt Yield:	10.3%
Underwritten NCF Debt Yield:	10.0%
Underwritten NOI Debt Yield at Balloon:	12.0%
Underwritten NCF Debt Yield at Balloon:	11.6%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

9350 and 9380 Excelsior Boulevard Hopkins, MN 55343	Collateral Asset Summary – Loan No. 3 Excelsior Crossings	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$88,000,000 62.4% 1.58x 10.3%

Tenant Summary
Tenant	Ratings (Fitch/Moody’s/S&P)	Net Rentable Area (Sq. Ft.)	% of Net Rentable Area	U/W Base Rent PSF	% of Total U/W Base Rent	Lease Expiration
Cargill	A/A2/A	501,603	100.0%	$18.33	100.0%	9/30/2020(1)
Total Occupied Collateral		501,603	100.0%	$18.33	100.0%
Vacant		0	0.0%
Total		501,603	100.0%

(1)
Cargill has three five-year renewal options at 95% of the market rate which are exercisable between 15 and 30 months prior to the expiration of the then current term. The tenant has no termination options.

Lease Rollover Schedule
Year	# of Leases Expiring	Total Expiring Sq. Ft.	% of Total Sq. Ft. Expiring	Cumulative Sq. Ft. Expiring	Cumulative % of Sq. Ft. Expiring	Annual U/W Base Rent Per Sq. Ft.	% U/W Base Rent Rolling	Cumulative % of U/W Base Rent
MTM	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2014	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2015	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2016	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2017	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2018	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2019	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2020	2	501,603	100.0%	501,603	100.0%	$18.33	100.0%	100.0%
2021	0	0	0.0%	501,603	100.0%	$0.00	0.0%	100.0%
2022	0	0	0.0%	501,603	100.0%	$0.00	0.0%	100.0%
2023	0	0	0.0%	501,603	100.0%	$0.00	0.0%	100.0%
2024	0	0	0.0%	501,603	100.0%	$0.00	0.0%	100.0%
Thereafter	0	0	0.0%	501,603	100.0%	$0.00	0.0%	100.0%
Vacant	NAP	0	0.0%	501,603	100.0%	NAP	NAP
Total / Wtd. Avg.	2	501,603	100.0%			$18.33	100.0%

The Loan.    The Excelsior Crossings loan (the “Excelsior Crossings Loan”) is a fixed rate loan secured by the borrower’s fee simple interest in two seven-story Class A office buildings located 9350 and 9380 Excelsior Boulevard in Hopkins, Minnesota (the “Excelsior Crossings Property”) with an original principal balance of $88.0 million. The Excelsior Crossings Loan has a 10-year term and amortizes on a 30-year schedule after an initial two-year interest only period. The Excelsior Crossings Loan accrues interest at a fixed rate equal to 4.8350% and has a cut-off date balance of $88.0 million. Loan proceeds, along with approximately $35.5 million in equity from the sponsor, were used to purchase the Excelsior Crossings Property for $122.75 million and pay closing costs of approximately $0.7 million. Based on the appraised value of $141.0 million as of December 3, 2013, the cut-off date LTV ratio is 62.4%. The most recent prior financing of the Excelsior Crossings Property was not included a securitization.

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Loan Amount	$88,000,000	71.3%	Purchase Price	$122,750,000	99.4%
Sponsor Equity	$35,460,755	28.7%	Closing Costs	$710,755	0.6%
Total Sources	$123,460,755	100.0%	Total Uses	$123,460,755	100.0%

The Borrower / Sponsor.    The borrower, ColFin Midwest NNN Investor, LLC, is a single purpose Delaware limited liability company structured to be bankruptcy-remote, with two independent directors in its organizational structure. The sponsor of the borrower and the nonrecourse carve-out guarantor is Colony Financial, Inc. Colony Financial, Inc. is a real estate investment and finance company that is focused on acquiring, originating and managing a diversified portfolio of real estate-related debt and equity investments. The company is externally managed and advised by Colony Financial Manager, LLC, a wholly-owned subsidiary of Colony Capital, LLC, a privately held global real estate investment firm. As of September 30, 2013, Colony Financial, Inc. had total assets of approximately $2.1 billion and net worth and liquidity of approximately $1.5 billion and approximately $334.6 million, respectively.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

9350 and 9380 Excelsior Boulevard Hopkins, MN 55343	Collateral Asset Summary – Loan No. 3 Excelsior Crossings	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$88,000,000 62.4% 1.58x 10.3%

The Property.    The Excelsior Crossings Property consists of two seven-story Class A office buildings totaling 501,603 sq. ft. located approximately 10 miles from the Minneapolis/St. Paul central business district in Hopkins, Minnesota. The Excelsior Crossings Property is located approximately a minute’s drive from I-169, which provides north-south access throughout the Twin Cities metropolitan area. There is currently a Southwest Corridor light rail extension project under construction which will include a stop across the street from the Excelsior Crossings Property. This stop is expected to be in operation by 2017 and the light rail will provide access to the Minneapolis central business district as well as to the Minneapolis/St. Paul International Airport.

Constructed in 2008 and 2009 by Opus Corporation, the Excelsior Crossings Property is LEED Gold certified. Parking is provided via 2,216 ramp and surface parking spaces, which provide a parking ratio of 4.42 parking spaces per 1,000 sq. ft. The Excelsior Crossings Property is part of a larger 756,500 sq. ft. campus which contains a third building located at 9320 Excelsior Boulevard, which is leased to Cargill pursuant to a sale-leaseback agreement that was executed in 2012 and is not part of the collateral for the Excelsior Crossings Loan. The campus features a full service cafeteria, fitness center with showers and locker facilities, a high efficiency HVAC system, indirect lighting throughout, UPS power back up, a dual electrical feed and a 300 seat-auditorium. All three buildings on the campus are connected via a link system on the first floors and lower levels. Cargill consolidated space at several different locations to move into the Excelsior Crossings Property in 2008 and 2009.

As of March 6, 2014, the Excelsior Crossings Property is 100.0% leased to Cargill.

Environmental Matters.    The Phase I environmental report dated November 25, 2013 recommended no further action at the Excelsior Crossings Property.

Tenant.    The Excelsior Crossings Property is fully leased to Cargill (rated A/A2/A by Fitch/Moody’s/S&P) pursuant to two separate leases (a lease for Building 9350 (the “Building 9350 Lease”) and a lease for Building 9380 (the “Building 9380 Lease,” and together with the Building 9350 Lease, the “Cargill Leases”)). Founded in 1865, Cargill is a privately-held international producer and marketer of food, agricultural, financial and industrial products and services. Cargill has 142,000 employees in 67 countries and is headquartered in Wayzata, Minnesota, less than 10 miles from the Excelsior Crossings Property. In fiscal year 2013, Cargill reported sales of approximately $136.7 billion and net earnings of approximately $2.3 billion.

Each of the Cargill Leases is a triple net lease having a term that expires in September 2020. The tenant uses its space at the Excelsior Crossings Property as its operational headquarters and the campus accommodates 3,050 employees. Cargill has three five-year renewal options at 95% of the market rate which are exercisable between 15 and 30 months prior to the expiration of the then current term. The tenant has no termination options.

The Market.    The Excelsior Crossings Property is located in Hopkins, Minnesota, a small inner ring suburb of Minneapolis. The Twin Cities region is the largest urban area in the upper Midwest, with a population of approximately 3.4 million people in a 13 county area. Minneapolis/St. Paul has a relatively diverse economic base which allows the metropolitan area to consistently remain under the national average unemployment rate. Nineteen Fortune 500 public companies are headquartered in Minnesota including Target, 3M, General Mills and Ameriprise Financial. As of August 2013, the metropolitan area’s unemployment rate was 4.7%, which was lower than the Minnesota rate of 4.8% and the overall national rate of 7.3%. The metropolitan area serves as a distribution hub for the upper Midwest as well as a governmental and cultural center.

The Minneapolis office market ended the fourth quarter of 2013 with a vacancy rate of 9.4% overall and 7.9% for Class A. Average asking rents were $18.03 PSF overall, which represented a 6.4% increase over the previous quarter. For Class A office, average asking rents were $23.22, which represented an increase of 1.4% over the previous quarter. Net absorption was positive at 314,683 sq. ft. during the quarter for the overall market and positive at 8,476 sq. ft. for Class A space.

The Excelsior Crossings Property is located within the I-394 office submarket which as of the fourth quarter of 2013 had a vacancy rate of 7.0% overall and 9.1% for Class A. Average asking rents were $20.79 PSF overall and $23.89 PSF for Class A space. Net absorption for 2013 was positive at 176,375 sq. ft. for the overall market and negative at 73,878 sq. ft. for Class A space.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

9350 and 9380 Excelsior Boulevard Hopkins, MN 55343	Collateral Asset Summary – Loan No. 3 Excelsior Crossings	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$88,000,000 62.4% 1.58x 10.3%

The appraiser identified seven comparable office leases which are presented in the subsequent chart.

Lease Comparables(1)
Property	Tenant	Year Built	Lease Area (Sq. Ft.)	Base Rent (PSF)	Lease Term (yrs)
Excelsior Crossings Property(2)	Cargill	2008-2009	501,603	$18.33	11.9
Norman Point II	GSA	2006	244,561	$20.55	5.0
Interchange North	Aetna	1980	43,308	$13.75	3.0
Cargill Building	Cargill	1998	148,220	$14.50	5.0
MarketPointe II	CB Richard Ellis	2008	70,000	$19.00	10.0
ATK Facility	ATK	2008	107,209	$19.76	15.0
XATA Corporation Building	XATA Corporation	1986	26,791	$14.07	7.0
Windsor Plaza	Virtual Radiologic	2007	70,000	$20.80	10.0
(1)	Source: Appraisal.
(2)	Based on rent roll dated March 6, 2014.

The appraiser determined the market rent for the Excelsior Crossings Property to be $19.00 PSF.

Cash Flow Analysis.

Cash Flow Analysis
	2011	2012	T-12 10/31/2013	U/W	U/W PSF
Base Rent(1)	$8,709,560	$8,822,621	$9,000,462	$9,586,397	$19.11
Value of Vacant Space	0	0	0	0	0
Gross Potential Rent	$8,709,560	$8,822,621	$9,000,462	$9,586,397	$19.11
Total Recoveries	31,253	33,343	43,786	219,658	0.44
Total Other Income	1,000	1,111	0	0	0
Less: Vacancy(2)	0	0	0	(490,303)	(0.98)
Effective Gross Income	$8,741,813	$8,857,075	$9,044,248	$9,315,752	$18.57
Total Operating Expenses	31,792	34,311	41,770	219,697	0.44
Net Operating Income	$8,710,021	$8,822,764	$9,002,478	$9,096,055	$18.13
TI/LC	0	0	0	252,718	0.50
Capital Expenditures	0	0	0	75,240	0.15
Net Cash Flow	$8,710,021	$8,822,764	$9,002,478	$8,768,097	$17.48

(1)	U/W Base Rent includes $391,592 in step rent which represents the straight line of average rent underwritten throughout Cargill’s lease term.
(2)	U/W Vacancy represents 5.0% of gross income.

Property Management.    Currently, there is no third party manager engaged to manage the Excelsior Crossings Property (and, instead, Cargill manages and operates the Excelsior Crossings Property in accordance with its Cargill Leases).

Lockbox / Cash Management.    The Excelsior Crossings Loan is structured with a hard lockbox and in place cash management. The borrower sent a tenant direction letter to Cargill instructing the tenant to deposit all rents and payments into the lockbox account controlled by the lender. All funds in the lockbox account are swept daily to a cash management account under the control of the lender and disbursed in accordance with the Excelsior Crossings Loan documents.

Additionally, all excess cash will be swept into a lender controlled account (i) upon an event of default, (ii) during the continuance of a Lease Sweep Period (as defined below) or (iii) if there exists a Low Debt Service Period (as defined herein).

A “Low Debt Service Period” commences if the DSCR, as determined by the lender, is less than 1.25x and ends if the DSCR, as determined by the lender, is at least 1.25x for two consecutive quarters.

Initial Reserves.    None.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

9350 and 9380 Excelsior Boulevard Hopkins, MN 55343	Collateral Asset Summary – Loan No. 3 Excelsior Crossings	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$88,000,000 62.4% 1.58x 10.3%

Ongoing Reserves.    On a monthly basis, the borrower is required to deposit reserves of (i) $10,450 into a replacement reserve account and (ii) $10,450 into a reserve for future tenant improvements and leasing commissions. Reserves for taxes and insurance are waived so long as, among other things, (i) the Cargill leases are in full force, (ii) Cargill is obligated under the Cargill leases to pay all taxes directly, (iii) in the case of the insurance reserve, Cargill reimburses its landlord for insurance premiums and pays such amounts, (iv) no monetary event of default is continuing under the Cargill leases and (v) the credit rating of Cargill remains at or above BBB+ (although the lender may waive the condition described in (v)).

In addition, during the continuance of a Lease Sweep Period (as defined herein), with respect to any of (i) the Cargill lease of Building 9350, (ii) the Cargill lease of Building 9380 or (iii) any lease that, either individually, or when taken together with any other lease with the same tenant or its affiliates, covers at least 245,000 sq. ft. (a “Lease Sweep Lease”), all excess funds will be swept into a lease sweep reserve account to be held as additional collateral for the Excelsior Crossings Loan. Provided there is no event of default, and conditions to disbursement (as more fully provided for in the Excelsior Crossings Loan documents) are satisfied, funds in the lease sweep reserve account will be made available to the borrower to pay for certain tenant improvements, leasing commissions and other costs incurred by the borrower in connection with the re-tenanting of the space covered by the respective lease (with excess funds being released as more fully provided in, and on satisfaction of the conditions set forth in, the Excelsior Crossings Loan documents).

A “Lease Sweep Period” will commence on the monthly payment date following the occurrence of any of the following with respect to a tenant under a Lease Sweep Lease: (a) upon the earlier of (i) the date that is 15 months prior to the expiration of any Lease Sweep Lease, or (ii) the final date required under each Lease Sweep Lease by which the tenant is required to give notice of its exercise of a renewal option thereunder (and such renewal has not been so exercised); (b) the date that a Lease Sweep Lease (or a “material portion” (defined as 25% or more)) is surrendered, cancelled or terminated prior to its then current expiration date or the borrower receives notice by such tenant of its intent to surrender, cancel, terminate or not renew all or a material portion of the space leased under its Lease Sweep Lease; (c) if such tenant has ceased or intends to cease operating its business at all or substantially all of its space at the Excelsior Crossings Property; (d) upon a default under a Lease Sweep Lease by the tenant beyond any applicable notice and cure period, (e) upon a bankruptcy or insolvency proceeding of a tenant under a Lease Sweep Lease or its parent, (f) upon a decline in the credit rating of a tenant under a Lease Sweep Lease (or its parent entity) below “BBB+” or equivalent by any of the rating agencies or (g) assuming that the conditions to curing a Lease Sweep Period that commenced as described in the immediately preceding subclause (f) have occurred (which conditions to cure are more fully described below), upon a decline in the credit rating of the tenant under a Lease Sweep Lease (or its parent entity) below “BBB-”.

If a Lease Sweep Period commenced due to a credit rating decline (as described in clause (f) above), the Lease Sweep Period will terminate if the credit rating of the related tenant is restored to “BBB+” or equivalent or, so long as the tenant under the Lease Sweep Lease’s (or its parent entity’s) credit rating has not declined below “BBB-” or equivalent, by any of the rating agencies, once a total of $6,000,000 has been swept into the lease sweep reserve (and will only recommence upon a further decline in the credit rating below “BBB-”). In addition, following the expiration of the defeasance lockout period, the borrower has the option, within 90 days of any initial downgrade below BBB+, to partially defease the Excelsior Crossings Loan in the amount of $6,000,000 (provided that such partial defeasance will not include the release of any real estate collateral but will include delivery of a defeasance note with an original principal balance of $6,000,000), and upon the consummation of such partial defeasance, the Lease Sweep Period will terminate until such time, if applicable, that the credit rating of the applicable tenant has declined below “BBB-”.

Current Mezzanine or Subordinate Indebtedness.    None.

Future Mezzanine or Subordinate Indebtedness Permitted.    None.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

9350 and 9380 Excelsior Boulevard Hopkins, MN 55343	Collateral Asset Summary – Loan No. 3 Excelsior Crossings	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$88,000,000 62.4% 1.58x 10.3%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

9350 and 9380 Excelsior Boulevard Hopkins, MN 55343	Collateral Asset Summary – Loan No. 3 Excelsior Crossings	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$88,000,000 62.4% 1.58x 10.3%

Excelsior Crossings
9350 and 9380 Excelsior Boulevard
Hopkins, MN 55343
Medicine Lake
Golden Valley
Minneapolis
St Louis Park
Hopkins
Edina
Richfield
Bloomington
MINNEAPOLIS/ST PAUL INTERNATIONAL AIRPORT
Knollwood Mall
Methodist Hospital
Southdale Shopping Center
Southtown Center
Mall Of America
Lake Calhoun
Lake Harriet
Lakewood Cemetery
Target Field
Target Center
Minneapolis College Of Art & Design
Abbott-Northwestern Hospital
Northwestern Health Sciences University
Normandale Community College
EXCELSIOR BLVD
SOUTHWEST LRT
Minnetonka
Saint Paul
CARTIFACT

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Colorado	Collateral Asset Summary – Loan No. 4 AMC Portfolio Pool II	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$87,807,474 74.8% 1.26x 8.1%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Colorado	Collateral Asset Summary – Loan No. 4 AMC Portfolio Pool II	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$87,807,474 74.8% 1.26x 8.1%

Mortgage Loan Information				Property Information
Loan Seller:	GACC			Single Asset / Portfolio:	Portfolio of three properties
Loan Purpose:	Acquisition			Property Type:	Manufactured Housing Community
Sponsor:	RHP Properties, Inc.; NorthStar Realty			Collateral:	Fee Simple
	Finance Corp.			Location:	Colorado
Borrower:	AMC Pine Lakes Ranch LLC; AMC			Year Built / Renovated:	Various / NAP
	Countryside Village Denver LLC; AMC			Total Pads:	1,417
	Countryside Village Longmont LLC			Property Management:	Newbury Management Company
Original Balance:	$87,807,474			Underwritten NOI:	$7,139,637
Cut-off Date Balance:	$87,807,474			Underwritten NCF:	$7,033,362
% by Initial UPB:	7.1%			Appraised Value:	$117,360,000
Interest Rate:	4.9150%			Appraisal Date:	December 2, 2013
Payment Date:	1st of each month
First Payment Date:	February 1, 2014			Historical NOI
Maturity Date:	January 1, 2024			Most Recent NOI:	$7,014,004 (T-12 September 30, 2013)
Amortization:	Interest only for first 47 months; 360			2012 NOI:	$6,736,442 (December 31, 2012)
	months thereafter			2011 NOI:	$6,576,525 (December 31, 2011)
Additional Debt(1):	Future Mezzanine Debt Permitted			2010 NOI:	$6,337,851 (December 31, 2010)
Call Protection(2):	L(26), YM1(87), O(7)
Lockbox / Cash Management:	Springing Soft / Springing			Historical Occupancy(5)
				Current Occupancy:	92.2% (November 1, 2013)
Reserves(3)				2012 Occupancy:	88.1% (December 31, 2012)
	Initial		Monthly	2011 Occupancy:	86.3% (December 31, 2011)
Taxes:	$204,689		$18,608	2010 Occupancy:	86.1% (December 31, 2010)
Insurance:	$0		Springing
(1)   See “Future Mezzanine or Subordinate Indebtedness Permitted” herein.
(2)   Partial release and substitution are permitted. See “Partial Release” and “Substitution of Collateral” herein.
(3)   See “Initial Reserves” and “Ongoing Reserves” herein.
(4)   Based on amortizing debt service payments.  Based on the current interest only payments, the Underwritten NOI DSCR and Underwritten NCF DSCR are 1.63x and 1.61x, respectively.
(5)   Occupancy includes 143 sponsor owned homes, which represent 10.1% of the 1,417 total pads.

Replacement:	$251,656		Springing
Required Repairs:	$209,220		NAP

Financial Information
Cut-off Date Balance / Pad:		$61,967
Balloon Balance / Pad:		$55,846
Cut-off Date LTV:		74.8%
Balloon LTV:		67.4%
Underwritten NOI DSCR(4):		1.27x
Underwritten NCF DSCR(4):		1.26x
Underwritten NOI Debt Yield:		8.1%
Underwritten NCF Debt Yield:		8.0%
Underwritten NOI Debt Yield at Balloon:		9.0%
Underwritten NCF Debt Yield at Balloon:		8.9%

Property Summary
				Allocated
Property Name	Location	Pads	Year Built / Renovated	Loan Amount	Appraised Value	Occupancy(1)
Pine Lakes Ranch	Thornton, CO	762	1970-1997 / NAP	$45,661,981	$61,030,000	87.0%
Countryside Village of Denver	Federal Heights, CO	345	1973 / NAP	$22,363,373	$29,890,000	96.8%
Countryside Village of Longmont	Longmont, CO	310	1972 / NAP	$19,782,120	$26,440,000	100.0%
Total / Wtd. Avg.		1,417		$87,807,474	$117,360,000	92.2%
(1)   Based on the November 1, 2013 rent roll. Occupancy includes 95 sponsor owned homes at Pine Lakes Ranch, 31 sponsor owned homes at Countryside Village of Denver and 17 sponsor owned homes at Countryside Village of Longmont for a total of 143 sponsor owned homes, which represents 10.1% of the 1,417 total pads. For additional information, see “The Properties” below.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Colorado	Collateral Asset Summary – Loan No. 4 AMC Portfolio Pool II	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$87,807,474 74.8% 1.26x 8.1%

The Loan.    The AMC Portfolio Pool II loan (the “AMC Portfolio Pool II Loan”) is a fixed rate loan secured by the borrowers’ fee simple interest in three manufactured housing communities totaling 1,417 pads all located in Colorado (the “AMC Portfolio Pool II Properties”) with an original principal balance of approximately $87.8 million. The AMC Portfolio Pool II Loan has a 10-year term and amortizes on a 30-year schedule after an initial 47-month interest only period. The AMC Portfolio Pool II Loan accrues interest at a fixed rate equal to 4.9150% and has a cut-off date balance of approximately $87.8 million. Loan proceeds, along with approximately $31.3 million of equity from the sponsors, were used to acquire the properties for an allocated purchase price of approximately $117.2 million. Based on the appraised value of approximately $117.4 million as of December 2, 2013, the cut-off date LTV ratio is 74.8%. The most recent prior financings of the AMC Portfolio Pool II Properties were included in (i) JPMCC 2003-CIBC7 with respect to the Pine Lakes Ranch property, (ii) JPMCC 2004-C1 with respect to the Countryside Village of Denver property and (iii) JPMCC 2004-CIBC8 with respect to the Countryside Village of Longmont property.

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Loan Amount	$87,807,474	73.7%	Purchase Price	$117,214,672	98.4%
Sponsor Equity	$31,342,998	26.3%	Reserves	$665,565	0.6%
			Closing Costs	$1,270,235	1.1%
Total Sources	$119,150,472	100.0%	Total Uses	$119,150,472	100.0%

The Borrower / Sponsor.    The borrowers, AMC Pine Lakes Ranch LLC, AMC Countryside Village Denver LLC and AMC Countryside Village Longmont LLC, are each a single purpose Delaware limited liability company structured to be bankruptcy-remote. The managing member of each of the borrowers is AMC Portfolio SPE-2, LLC, a single purpose Delaware limited liability company structured to be bankruptcy-remote with two independent directors in its organizational structure.  The sponsors of the borrowers are RHP Properties, Inc. (“RHP”) and NorthStar Realty Finance Corp. (“NorthStar”), and the nonrecourse carve-out guarantor is Ross H. Partrich, the owner and CEO of RHP.

RHP is a real estate investment firm specializing in the acquisition and management of manufactured home and apartment communities. By number of communities, RHP is the nation’s second largest private owner and operator of manufactured housing, owning and managing approximately 212 communities with over 52,000 housing units and sites across 25 states, with a combined value of approximately $2.25 billion.

NorthStar is a publicly traded real estate investment trust (NYSE: NRF) with primary business activities that include origination, structuring, acquisition and managing of commercial real estate debt, commercial real estate securities and net lease properties. NorthStar had approximately $10.1 billion of real estate assets under management as of September 30, 2013.

The AMC Portfolio Pool II Properties were acquired in December 2013 as part of a 16-property portfolio acquisition by the sponsors.  In connection with the acquisition, NorthStar obtained a $88,973,357 preferred equity interest in the borrowers related to the 16 manufactured housing community properties.  This preferred equity position may be converted to mezzanine debt as described below under “Future Mezzanine or Subordinate Indebtedness Permitted”.

The Properties.    The AMC Portfolio Pool II Properties consist of three manufactured housing communities totaling 1,417 pads located in Colorado. The AMC Portfolio Pool II Properties were developed between 1970 and 1997, and were acquired in December 2013 for an allocated purchase price of approximately $117.2 million. The AMC Portfolio Pool II Properties are part of a 16-property portfolio acquisition that includes 13 other manufactured housing community properties, which do not serve as collateral for the AMC Portfolio Pool II Loan. All three of the AMC Portfolio Pool II Properties are Class A communities. From 2010 to 2012, aggregate net operating income for the AMC Portfolio Pool II Properties increased 6.3% from approximately $6.3 million to approximately $6.7 million, while overall average occupancy has increased 6.1% from 86.1% in 2010 to 92.2% as of November 2013.

In addition, an affiliate of the borrowers (the “Excluded Homes Owner”) owns certain homes located on the pads owned by the borrowers. The equity owner of the Excluded Homes Owner pledged its equity interest in the Excluded Homes Owner to the lender as additional security for the AMC Portfolio Pool II Loan. Additionally, the borrowers agreed to prohibit the Excluded Homes Owner from selling the homes (except to third party tenants at the respective property), or otherwise removing these homes from their pad sites (other than as a result of a casualty or ordinary course de-commissioning). The Excluded Homes Owner is permitted to obtain a third party loan secured by any such homes, provided the loan is not greater than 80.0% of the fair market value of such homes. The sale (other than pursuant to a sale of such home to a tenant at such property) or removal (other than as a result of a casualty or de-commissioning in the ordinary course of business) of an excluded home or encumbering of any excluded home with a chattel loan other than as permitted by the AMC Portfolio Pool II Loan documents will trigger recourse to the guarantor for any loss incurred as a result of such action.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Colorado	Collateral Asset Summary – Loan No. 4 AMC Portfolio Pool II	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$87,807,474 74.8% 1.26x 8.1%

Pine Lakes Ranch. The Pine Lakes Ranch property is located at 10201 Riverdale Road in Thornton, Colorado. Built in phases from 1970 to 1997, the property consists of 762 pads located on 135.0 acres, and as of November 1, 2013, is 87.0% occupied. The property is an all-age Class A community with amenities that include two clubhouses, three swimming pools, spa, a basketball court, playgrounds and picnic areas. Pine Lakes Ranch includes 95 sponsor owned homes.

Countryside Village of Denver. The Countryside Village of Denver property is located at 9850 Federal Boulevard in Federal Heights, Colorado. Built in 1973, the property consists of 345 pads located on 44.5 acres, and as of November 1, 2013, is 96.8% occupied. The property is an all-age Class A community with amenities that include a clubhouse, swimming pool, spa, playground and laundry. Countryside Village of Denver includes 31 sponsor owned homes.

Countryside Village of Longmont. The Countryside Village of Longmont property is located at 1400 South Collyer Street in Longmont, Colorado. Built in 1972, the property consists of 310 pads located on 38.3 acres, and as of November 1, 2013, is 100.0% occupied. The property is an all-age Class A community with amenities that include a clubhouse, swimming pool, spa, playground, library, fitness center, RV storage and organized activities for residents. Countryside Village of Longmont includes 17 sponsor owned homes.

Environmental Matters.    The Phase I environmental reports dated December 18, 2013 recommended no further action other than continuing or implementing asbestos and lead based paint operation and maintenance plans at each of the AMC Portfolio Pool II Properties.

The Market.    The AMC Portfolio Pool II Properties are located within the Denver metropolitan statistical area (the “Denver MSA”). The Denver MSA is the 8th most extensive and 22nd most populous in the United States and serves as an economic hub of the Rocky Mountain region. The largest employers in the Denver MSA include government employers such as the US Government and the State of Colorado, education employers such as the University of Colorado System and Denver Public Schools, healthcare employers such as HealthONE Corporation and manufacturing employers such as Lockheed Martin Corporation. All modes of transportation except water converge in the Denver MSA, providing both domestic and international access. Denver International Airport is the sixth busiest airport in the United States and the 10th busiest in the world. The Regional Transportation District services 41 municipalities and operates approximately 1,100 buses and 31 light rail trains.

In 2012, the Denver MSA had a reported population of over 2.6 million and has experienced population growth of 1.4% per year over the past decade. Approximately 50.7% of Colorado’s total population lives within the Denver MSA.

The Pine Lakes Ranch property is located in the northeastern portion of Thornton, Colorado, approximately nine miles northeast of the Denver central business district and is within three miles of both I-76 and I-25. The 2013 population within a three-mile radius of the Pine Lakes Ranch property was 94,429, a 2.9% increase since 2010, and the average household income within a three-mile radius was $67,372.

The Countryside Village of Denver property is located approximately nine miles northwest of the Denver central business district and is within two miles of both US 36 and I-25. The 2013 population within a three-mile radius of the Countryside Village of Denver property was 137,533, a 2.4% increase since 2010, and the average household income within a three-mile radius was $67,603.

The Countryside Village of Longmont property is located in the southern portion of the city of Longmont, less than a mile from Highway 119, which provides access to the city of Boulder, Colorado, and I-25. The 2013 population within a three-mile radius of the Countryside Village of Longmont property was 40,269, a 2.7% increase since 2010, and the average household income within a three-mile radius was $80,659.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Colorado	Collateral Asset Summary – Loan No. 4 AMC Portfolio Pool II	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$87,807,474 74.8% 1.26x 8.1%

The subsequent chart displays historical occupancies for each of the AMC Portfolio Pool II Properties along with a comparison of average actual and market rent.

Historical Occupancy and Market Rent Summary
Property Name	City	Pads	2011 Occ. (1)	2012 Occ. (1)	Current Occ. (1)(2)	Avg. Monthly Rent per Pad(2)	Comparable Property Avg. Occupancy(3)	Comparable Property Rent(3)	Appraisal Market Rent(3)
Pine Lakes Ranch	Thornton	762	81.0%	83.2%	87.0%	$566	89.2%	$535 - $613	$591
Countryside Village of Denver	Federal Heights	345	89.9%	89.6%	96.8%	$547	89.2%	$445 - $589	$588
Countryside Village of Longmont	Longmont	310	95.2%	98.7%	100.0%	$557	96.3%	$465 - $569	$570
Total / Wtd. Avg.		1,417	86.3%	88.1%	92.2%	$559	91.6%	$445 - $613	$586
(1)	Occupancy includes 143 sponsor owned homes, which represents 10.1% of the AMC Portfolio Pool II Properties’ total pads.
(2)	Based on occupied units per the November 1, 2013 rent roll.
(3)	Source: Appraisal.

Cash Flow Analysis.

Cash Flow Analysis
	2010	2011	2012	T-12 9/30/2013	U/W	U/W per Pad
Gross Potential Rent(1)	$7,619,186	$7,913,727	$8,108,949	$8,594,190	$8,763,870	$6,185
Other Income	147,949	146,523	176,007	158,005	158,005	112
Utility Reimbursements	676,649	693,767	711,338	742,708	742,708	524
Less: Concessions & Credit Loss	0	0	0	(151,574)	(151,574)	(107)
Effective Gross Income	$8,443,784	$8,754,017	$8,996,294	$9,343,329	$9,513,009	$6,713
Total Operating Expenses	2,105,932	2,177,493	2,259,852	2,329,326	2,373,372	1,675
Net Operating Income	$6,337,851	$6,576,525	$6,736,442	$7,014,004	$7,139,637	$5,039
Capital Expenditures	106,275	106,275	106,275	106,275	106,275	75
Net Cash Flow	$6,231,576	$6,470,250	$6,630,167	$6,907,729	$7,033,362	$4,964

(1)  U/W Gross Potential Rent is based on the in-place rent roll annualized and represents a vacancy of 7.8%.

Property Management.    The AMC Portfolio Pool II Properties are managed by Newbury Management Company, an affiliate of the borrowers.

Lockbox / Cash Management.    The AMC Portfolio Pool II Loan is structured with a springing soft lockbox and springing cash management. During a Cash Management Period (as defined below), the borrowers are required to deposit all rents and other payments received by the borrowers or the property manager into a clearing account within one business day of receipt. Funds deposited into the clearing account will be swept on a daily basis into a lender controlled deposit account and disbursed in accordance with the AMC Portfolio Pool II Loan documents.

Additionally, all excess cash will be swept into a lender controlled account during a Cash Management Period. So long as no event of default exists, at the borrowers’ request, the excess cash can be used to fund shortfalls in budgeted operating expenses.

A “Cash Management Period” will commence upon the occurrence of any of the following: (i) an event of default or (ii) if, on the last day of any calendar quarter, the DSCR for the trailing 12-month period is less than 1.05x (based on the combined mortgage and mezzanine loan debt service if the Approved Mezzanine Loan, as defined below, is outstanding). A Cash Management Period will end (x) with respect to clause (i), if the event of default has been cured, or (y) with respect to clause (ii), if the DSCR (based on the combined mortgage and mezzanine loan debt service if the Approved Mezzanine Loan is outstanding) is at least 1.05x for two consecutive calendar quarters.

Initial Reserves.    At closing, the borrowers deposited (i) $204,689 into a tax reserve account, (ii) $251,656 into a replacement reserve account and (iii) $209,220 into a required repairs reserve.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Colorado	Collateral Asset Summary – Loan No. 4 AMC Portfolio Pool II	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$87,807,474 74.8% 1.26x 8.1%

Ongoing Reserves.    On a monthly basis, the borrowers are required to deposit reserves of (i) 1/12 of the estimated annual real estate taxes, which currently equates to $18,608, into a tax reserve account. Beginning on the payment date occurring in January 2017 and on each payment date thereafter, the borrowers will be required to make monthly payments of $5,904 into the replacement reserve, subject to a replacement reserve cap of $226,720. The borrowers will not be required to make monthly deposits for estimated insurance premiums so long as no event of default exists and an acceptable blanket policy is in place.

Current Mezzanine or Subordinate Indebtedness.    None.

Future Mezzanine or Subordinate Indebtedness Permitted.    NorthStar, which indirectly owns 92.0% of the membership interests in the borrowers, was granted a preferred equity interest in a parent of the borrowers, AMC Portfolio Group, LLC. NorthStar can convert its preferred equity, together with its equity interests in the owners of the 13 other manufactured housing properties that were acquired by the sponsors but do not serve as collateral for the AMC Portfolio Pool II Loan, into a mezzanine loan (which would be secured by the equity in the borrowers under the AMC Portfolio Pool II Loan and the equity in the owners of the other 13 manufactured housing properties) (“the Approved Mezzanine Loan”) subject to certain conditions, including without limitation: (i) the aggregate amount of the mezzanine loan cannot exceed $17,255,000, (ii) the LTV ratio using the AMC Portfolio Pool II Loan plus the portion of the Approved Mezzanine Loan allocable to the equity interest in the borrowers provided as security for the Approved Mezzanine Loan (the “Pool Allocated Amount”) must be no greater than 85.0%, (iii) the aggregate DSCR (calculated by aggregating debt service for the AMC Portfolio Pool II Loan and a portion of the debt service for the Approved Mezzanine Loan based on a fraction, the numerator of which is the Pool Allocated Amount and the denominator of which is the amount of the Approved Mezzanine Loan) must be at least 1.15x and (iv) the Approved Mezzanine Loan is subject to a customary form of intercreditor agreement with changes reasonably acceptable to the lender and the mezzanine lender. In addition, the AMC Portfolio Pool II Loan documents also permit an approved mezzanine loan with respect to the equity interests in the related AMC Portfolio Pool II borrowers only, provided, the mezzanine loan amount does not exceed $6,380,000. The mezzanine lender for the Approved Mezzanine Loan will be NorthStar or an entity that is a qualified real estate investor under the AMC Portfolio Pool II Loan documents.

Partial Release.    After the expiration of the lockout period, the borrowers may obtain the release of any of the AMC Portfolio Pool II Properties from the lien of the related mortgage in connection with a bona-fide third-party sale of the property, subject to release conditions, which include: (i) a partial prepayment of the principal by an aggregate amount equal to (x) 120.0% of the allocated loan amount or (y) with respect to a sale of the property to a purchaser, other than NorthStar Realty Finance Corp., in which Ross H. Partrich owns an interest (so long as Ross H. Partrich owns at least 15.0% of the ownership in the borrowers), the greater of 125.0% of the allocated loan amount and 100.0% of the net sales proceeds for the applicable property (together with the payment of a yield maintenance premium) (the “Release Price”); (ii) satisfaction of REMIC requirements and (iii) after giving effect to such release, the DSCR of the properties (based on the combined mortgage and mezzanine loan debt service if the Approved Mezzanine Loan is outstanding) is not less than the greater of (x) the DSCR immediately prior to such release and (y) 1.15x. The borrowers may prepay principal (together with the payment of a yield maintenance premium) to satisfy a DSCR of 1.15x. In addition, if casualty or condemnation proceeds are applied to prepay principal, the borrowers will have the right to obtain a release of the affected AMC Portfolio Pool II Property from the lien of the mortgage by paying the Release Price (less the amount of casualty or condemnation proceeds applied to principal).

Substitution of Collateral.    At any time prior to January 1, 2023, the borrowers are permitted to release collateral properties and substitute new properties as collateral for the AMC Portfolio Pool II Loan provided that, among other things: (i) the aggregate allocated loan amounts related to the properties being released (through one or more substitutions) does not exceed 25.0% of the original AMC Portfolio Pool II Loan amount, (ii) the borrower pays a fee of 0.25% of the allocated loan amount for the released property, (iii) both on the loan closing date and as of the date of substitution, (1) the fair market value of the new property is not less than the fair market value of the substituted property and (2) the net operating income of the new property is not less than the net operating income of the substituted property, (iv) the number of properties is not reduced as a result of the substitution and (v) the geographic diversity of the properties following the substitution is no different from the geographic diversity of the properties prior to the substitution.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Colorado	Collateral Asset Summary – Loan No. 4 AMC Portfolio Pool II	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$87,807,474 74.8% 1.26x 8.1%

CARTIFACT
Mead
Platteville
Longmont
LONGMONT VANCE BRAND MUNICIPAL AIRPORT
Frederick
Fort Lupton
Erie
Dacono
BOULDER MUNICIPAL AIRPORT
Boulder
ERIE MUNICIPAL AIRPORT
Lafayette
Louisville
Brighton
Superior
Broomfield
Northglenn
Federal Heights
ROCKY MOUNTAIN METROPOLITAN AIRPORT
West Wesminster
Thornton
DENVER INTERNATIONAL AIRPORT
Rocky Mountain Arsenal National Wildlife Refuge
Westminster
Commerce City
Arvada
Wheat Ridge
Denver
Golden
Edgewater
DOWNTOWN DENVER
Aurora
Lakewood
Glendale

AMC PORTFOLIO POOL II

1	Pine Lakes Ranch	10201 Riverdale Road	Thornton, CO 80229
2	Countryside Village of Denver	9850 Federal Boulevard	Federal Heights, CO 80260
3	Countryside Village of Longmont	1400 South Collyer Street	Longmont, CO 80501

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

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621 Saint Louis Street New Orleans, LA 70130	Collateral Asset Summary – Loan No. 5 Omni Royal Orleans	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$64,907,463 59.0% 1.76x 13.6%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

621 Saint Louis Street New Orleans, LA 70130	Collateral Asset Summary – Loan No. 5 Omni Royal Orleans	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$64,907,463 59.0% 1.76x 13.6%

Mortgage Loan Information				Property Information
Loan Seller:	UBSRES			Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance			Property Type:	Full Service Hospitality
Sponsor:	Darryl D. Berger; Roger H. Ogden;			Collateral:	Fee Simple
	Joseph A. Jaeger, Jr.			Location:	New Orleans, LA
Borrower:	Royal Orleans Hotel Partners II, L.L.C.			Year Built / Renovated:	1968 / 2012-2013
Original Balance:	$65,000,000			Total Rooms:	345
Cut-off Date Balance:	$64,907,463			Property Management:	Omni New Orleans Corporation
% by Initial UPB:	5.3%			Underwritten NOI:	$8,825,902
Interest Rate:	5.3460%			Underwritten NCF:	$7,677,573
Payment Date:	6th of each month			Appraised Value:	$110,000,000
First Payment Date:	March 6, 2014			Appraisal Date:	November 13, 2013
Maturity Date:	February 6, 2024
Amortization:	360 months			Historical NOI
Additional Debt:	None			Most Recent NOI:	$8,586,025 (T-12 November 30, 2013)
Call Protection:	L(25), D(90), O(5)			2012 NOI(2):	$4,747,451 (December 31, 2012)
Lockbox / Cash Management:	Soft Springing Hard / In place			2011 NOI:	$6,477,584 (December 31, 2011)
				2010 NOI:	$5,141,778 (December 31, 2010)
Reserves(1)
	Initial		Monthly	Historical Occupancy
Taxes:	$49,035		Springing	Most Recent Occupancy:	76.8% (November 30, 2013)
Insurance:	$369,771		Springing	2012 Occupancy(2):	57.7% (December 31, 2012)
FF&E:	$0	1/12 of 4.0% of prior year’s		2011 Occupancy:	74.7% (December 31, 2011)
			gross income	2010 Occupancy:	74.9% (December 31, 2010)
Required Repairs:	$27,665		NAP
(1)   See “Initial Reserves” and “Ongoing Reserves” herein.
(2)   The decrease in 2012 NOI and 2012 Occupancy from 2011 NOI and 2011 Occupancy is due to certain rooms being  taken offline in 2012 for ongoing renovations,which totaled $13.2 million ($38,140 per room) and were completed in January 2013.

Financial Information
Cut-off Date Balance / Room:		$188,138
Balloon Balance / Room:		$156,583
Cut-off Date LTV:		59.0%
Balloon LTV:		49.1%
Underwritten NOI DSCR:		2.03x
Underwritten NCF DSCR:		1.76x
Underwritten NOI Debt Yield:		13.6%
Underwritten NCF Debt Yield:		11.8%
Underwritten NOI Debt Yield at Balloon:		16.3%
Underwritten NCF Debt Yield at Balloon:		14.2%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

621 Saint Louis Street New Orleans, LA 70130	Collateral Asset Summary – Loan No. 5 Omni Royal Orleans	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$64,907,463 59.0% 1.76x 13.6%

Historical Occupancy, ADR, RevPAR(1)
	Omni Royal Orleans Property(2)			Competitive Set			Penetration Factor
Year	Occupancy	ADR	RevPAR	Occupancy	ADR	RevPAR	Occupancy	ADR	RevPAR
2011	73.7%	$175.52	$129.32	75.3%	$158.31	$119.14	97.9%	110.9%	108.5%
2012(3)	56.5%	$196.74	$111.25	73.1%	$176.30	$128.87	77.4%	111.6%	86.3%
2013	77.8%	$205.43	$159.80	73.5%	$188.98	$138.93	105.8%	108.7%	115.0%
(1)	Source: Hospitality research report.
(2)
The minor variances between the underwriting and the above table with respect to Occupancy, ADR and RevPAR at the Omni Royal Orleans Property are attributable to variances in reporting methodologies and/or timing differences.

(3)
The decrease in occupancy and RevPAR from 2011 to 2012, is due to certain rooms being taken offline in 2012 for ongoing renovations, which totaled $13.2 million ($38,140 per room) and were completed in January 2013.

The Loan.    The Omni Royal Orleans loan (the “Omni Royal Orleans Loan”) is a fixed rate loan secured by the borrower’s fee simple interest in a 345-room full service hotel located at 621 Saint Louis Street in New Orleans, Louisiana (the “Omni Royal Orleans Property”) with an original principal balance of $65.0 million. The Omni Royal Orleans Loan has a 10-year term and amortizes on a 30-year schedule. The Omni Royal Orleans Loan accrues interest at a fixed rate equal to 5.3460% and has a cut-off date balance of approximately $64.9 million. The Omni Royal Orleans Loan proceeds were used to retire existing debt of approximately $42.3 million, fund upfront reserves of $446,471, pay closing costs of $739,606, and return equity to the sponsors of approximately $21.5 million. Based on the appraised value of $110.0 million as of November 13, 2013, the cut-off date LTV ratio is 59.0% and the remaining implied equity is $45.0 million. The most recent prior financing of the Omni Royal Orleans Property was not included in a securitization.

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Loan Amount	$65,000,000	100.0%	Loan Payoff	$42,312,189	65.1%
			Reserves	$446,471	0.7%
			Closing Costs	$739,606	1.1%
			Return of Equity	$21,501,734	33.1%
Total Sources	$65,000,000	100.0%	Total Uses	$65,000,000	100.0%

The Borrower / Sponsor.    The borrower, Royal Orleans Hotel Partners II, L.L.C., is a single purpose Delaware limited liability company structured to be bankruptcy-remote, with two independent directors in its organizational structure. The sponsors of the borrower and the non-recourse carve-out guarantors are Darryl D. Berger, Roger H. Ogden and Joseph A. Jaeger, Jr. (the “Sponsors”).

Darryl D. Berger is founder and president of The Berger Company, Inc., a diversified real estate investment and development firm based in New Orleans, with investments and developments in the Gulf South and other selected markets around the country. In addition to the Omni Royal Orleans Property, The Berger Company, Inc. has interests in the Shops and Garage at Canal Place, Loews New Orleans Hotel, Wyndham Riverfront Hotel, and the Windsor Court Hotel. Roger H. Ogden is on the Board of Directors of Stirling Properties (“Stirling”), a full service commercial real estate company based out of Covington, Louisiana. Mr. Ogden co-founded and led Stirling for 20 years in the development and acquisition of a $200.0 million portfolio of shopping centers. In 1996, Mr. Ogden developed the Wyndham Riverfront Hotel, a $43.0 million hotel project on Convention Center Boulevard in New Orleans. In 2000, Mr. Ogden completed the acquisition of the Shops at Canal Place, a 295,000 square foot mall featuring Saks Fifth Avenue, Brooks Brothers, Coach and others, together with the attached 1,650 space garage at Canal Place. In 2003, Mr. Ogden completed the $70.0 million Loews New Orleans Hotel on Poydras Street and the restoration of the adjacent Piazza d’Italia. Joseph A. Jaeger, Jr. has been President and CEO of MCC Real Estate and Development, LLC (“MCC”) since 1982. MCC is a real estate development and investment company located in Metairie, Louisiana, with a concentration in hotels and office buildings. In addition to the Omni Royal Orleans Property, some other major MCC developments and/or investments include Marriott New Orleans at the Convention Center, Bourbon Orleans Hotel, Wyndham Riverfront Hotel, Dauphine Orleans Hotel, Crowne Plaza – New Orleans Airport, Hotel Le Marais, Hotel Mazarin, Northpark II Office Building, and 3350 Ridgelake Executive Suites.

The Property.    The Omni Royal Orleans Property consists of a seven-story, 345-room full service hotel with approximately 12,795 square feet of meeting space, an 8-story parking garage with 270 spaces, a business center, full-service restaurant, beauty salon, barber shop, Starbucks coffee shop and a gift shop. Rooftop amenities include a heated pool, terrace, bar, fitness center and panoramic views of the French Quarter and Mississippi River. The Omni Royal Orleans Property is located in the heart of the French Quarter neighborhood of New Orleans, Louisiana and was constructed in 1968 on a 1.13-acre site.

A $13.2 million ($38,140 per room) renovation of the Omni Royal Orleans Property was completed in January 2013. An $11.8 million portion of the renovation funds were used to upgrade guest rooms, meeting rooms, the courtyard, the lobby, the restaurant and the bar, while the remaining $1.4 million in renovation funds was used for structural and aesthetic enhancements of the exterior and for

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

621 Saint Louis Street New Orleans, LA 70130	Collateral Asset Summary – Loan No. 5 Omni Royal Orleans	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$64,907,463 59.0% 1.76x 13.6%

maintaining HVAC equipment. The renovation added 24 wrought iron balconies to the property, bringing the total number of balcony rooms to 49.

The Omni Royal Orleans Property has 345 guest rooms, with 107 configured as king, 94 as queen, 73 as European queen, 48 as double/double, 14 as king one-bedroom suites, 4 jacuzzi suites, 3 penthouse suites and 2 royal suites. The hotel has received a AAA Four-Diamond luxury award in each of the past 31 years. As of the November 2013 Omni guest satisfaction survey, the Omni Royal Orleans Property is rated 9.02 out of 10 and is in the top 25.0% of all Omni hotels with regard to overall guest experience.

Environmental Matters.    The Phase I environmental report dated November 25, 2013 recommended the continued implementation of an asbestos operation and maintenance plan at the Omni Royal Orleans Property.

The Market.    The Omni Royal Orleans Property is located in the heart of the French Quarter in downtown New Orleans, Louisiana on Saint Louis Street between Chartres Street and Royal Street. Known for its culture, music, architecture and cuisine, New Orleans is largely recognized as a tourist destination, but is also a significant logistics center, owing to its access to the Mississippi River, Gulf of Mexico and numerous railways. According to a market research report, the New Orleans Metropolitan Statistical Area had a population of 1.2 million in 2012 and an unemployment rate of 7.2% as of August 2013, up from 6.9% in August 2012. Tourism in New Orleans continues to draw millions of visitors to the city. According to a market research report, 9.0 million tourists visited New Orleans in 2012 and spent an estimated $6.0 billion, compared to 8.3 million tourists in 2010 spending $5.3 billion, an increase of 8.6% and 13.2%, respectively.

The French Quarter dates back to the founding of New Orleans and is a National Historic Landmark. Since the 1920’s, historic buildings in the French Quarter have been protected by law and cannot be demolished, and any new construction or renovations must be done according to regulations. Further, according to the appraisal and the City of New Orleans Planning Commission, the number of hotel rooms in the French Quarter is regulated and currently no extra hotel rooms are allowed to be added to the area. The French Quarter comprises 85 square blocks of hotels, bars, restaurants and museums, as well as the outdoor French Market. The Omni Royal Orleans Property’s location in the French Quarter provides access to many of the tourist attractions in New Orleans including Bourbon Street, Jackson Square, and the St. Louis Cathedral.

The subsequent chart presents primary competitors to the Omni Royal Orleans Property:

Primary Competitive Set(1)
Property	# of Rooms	Year Opened	Meeting Space (Sq. Ft.)	2013 Occupancy(2)	2013 ADR(2)	2013 RevPAR(2)
Omni Royal Orleans Property	345	1968	12,795	77.0%	$202.00	$155.14
Royal Sonesta New Orleans	482	1969	19,212	73.0%	$205.00	$149.65
Monteleone New Orleans	570	1886	23,669	72.0%	$218.00	$156.96
JW Marriott New Orleans	496	1984	19,400	82.0%	$172.00	$141.04
Hyatt French Quarter	254	1995	10,200	78.0%	$168.00	$131.04
Total/Wtd. Avg.	2,147			76.0%	$195.07	$148.28
(1)	Source: Appraisal
(2)	2013 Occupancy, 2013 ADR and 2013 RevPAR represent estimates from the appraiser.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

621 Saint Louis Street New Orleans, LA 70130	Collateral Asset Summary – Loan No. 5 Omni Royal Orleans	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$64,907,463 59.0% 1.76x 13.6%

Cash Flow Analysis.

Cash Flow Analysis
	2010	2011(1)	2012(1)	T-12 11/30/2013(1)	U/W	U/W per Room
Occupancy	74.9%	74.7%	57.7%	76.8%	79.0%
ADR	$159.55	$173.24	$193.22	$202.55	$202.42
RevPAR	$119.45	$129.32	$144.39	$155.52	$159.87

Room Revenue	$15,041,188	$16,284,796	$14,047,296	$19,431,668	$20,131,698	$58,353
F&B Revenue	5,916,023	6,353,549	5,499,797	6,269,175	6,403,695	18,561
Other Revenue(2)	1,602,800	1,912,658	1,826,634	2,131,746	2,172,854	6,298
Total Dept. Revenue	$22,560,011	$24,551,003	$21,373,727	$27,832,589	$28,708,247	$83,212
Total Dept. Expenses	9,248,676	9,551,339	8,557,663	9,489,516	9,721,688	28,179
Total Dept. Profit	$13,311,335	$14,999,664	$12,816,064	$18,343,073	$18,986,559	$55,034
Undistributed Expenses	7,360,250	7,623,233	7,062,986	8,813,294	9,054,855	26,246
Total Fixed Expenses	809,307	898,847	1,005,627	943,754	1,105,802	3,205
Net Operating Income	$5,141,778	$6,477,584	$4,747,451	$8,586,025	$8,825,902	$25,582
FF&E	0	0	0	0	1,148,330	3,328
Net Cash Flow	$5,141,778	$6,477,584	$4,747,451	$8,586,025	$7,677,573	$22,254
(1)
The decrease in occupancy and room revenue from 2011 to 2012, and increase in occupancy and room revenue from 2012 to T-12 11/30/2013 were due to certain rooms being taken offline in 2012 for ongoing renovations, which totaled $13.2 million ($38,140 per room) and were completed in January 2013.

(2)	Other Revenue includes parking, retail, telephone income, cancellation fees and miscellaneous income.

Property Management.    The Omni Royal Orleans Property is managed by Omni New Orleans Corporation (the “Manager”), which is not affiliated with the borrower, pursuant to an operating lease between the Manager and the borrower (the “Omni Lease”).

Lockbox / Cash Management.    The Omni Royal Orleans Loan is structured with a soft, springing hard lockbox and in place cash management. For so long as the Omni Lease is in full force and effect, all rent from the Omni Royal Orleans Property will be deposited directly into an account controlled by the Manager (the “Property Account”).  The Omni Royal Orleans Loan requires all amounts the Manager is required to disburse to the borrower pursuant to the Omni Lease be transmitted directly from the Property Account into the lender controlled cash management account, where the funds are required to be disbursed in accordance with the loan agreement. Upon a Cash Sweep Period (defined below), all excess cash will be swept into a lender controlled account.

However, if at any time during the term of the Omni Royal Orleans Loan the Manager elects not to maintain the Property Account, or if the Omni Lease is no longer in full force and effect, the Omni Royal Orleans Loan requires all rent to be transmitted directly into the clearing account. All funds deposited into the clearing account are required to be swept daily by the clearing bank into the lender controlled cash management account, where the funds are required to be disbursed in accordance with the loan agreement. Upon a Cash Sweep Period (defined below), all excess cash will be swept into a lender controlled account.

A “Cash Sweep Period” will commence upon the occurrence of one of the following events: (i) an event of default by the borrower, (ii) the occurrence of certain bankruptcy events relating to the guarantor or manager, or (iii) the DSCR falling below 1.20x based on the trailing twelve month period immediately preceding the date of determination; and will end (a) with respect to clause (i), upon the date the event of default has been cured, (b) with respect to clause (ii) upon the date such bankruptcy action has been discharged, stayed or dismissed along with other requirements as indicated in the loan documents, and (c) with respect to clause (iii), at such time that the DSCR is equal to or greater than 1.20x based on the trailing twelve month period immediately preceding the date of determination for two consecutive quarters.

Initial Reserves.    At closing, the borrower deposited (i) $49,035 into the tax reserve account, (ii) $369,771 into the insurance reserve account and (iii) $27,665 into the required repairs reserve account, which represents 110% of the amount required per the engineering report.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

621 Saint Louis Street New Orleans, LA 70130	Collateral Asset Summary – Loan No. 5 Omni Royal Orleans	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$64,907,463 59.0% 1.76x 13.6%

Ongoing Reserves.    On a monthly basis, the borrower is required to deposit reserves of (i) 1/12 of the estimated annual real estate taxes, which currently equates to $30,647, into a tax reserve account, (ii) 1/12 of the annual insurance premiums, which currently equates to $66,030, into an insurance reserve account, and (iii) 1/12 of 4.0% of the prior year’s gross income, which currently equates to $95,694, into an FF&E reserve account. Notwithstanding the foregoing, the borrower’s obligation to make monthly deposits into the tax reserve account and the insurance reserve account will be suspended for such time as (i) no event of default is occurring, (ii) the Manager pays the real estate taxes and insurance premiums on a timely basis, (iii) the Omni Lease remains in full force and effect, and (iv) the lender receives proof of timely payment (collectively, the “Waiver Conditions”). The borrower acknowledged that at closing, the Waiver Conditions were not satisfied, and therefore the borrower is required to make monthly deposits into the tax reserve account and the insurance reserve account.

Current Mezzanine or Subordinate Indebtedness.    None.

Future Mezzanine or Subordinate Indebtedness Permitted.    None.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

621 Saint Louis Street New Orleans, LA 70130	Collateral Asset Summary – Loan No. 5 Omni Royal Orleans	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$64,907,463 59.0% 1.76x 13.6%

New Orleans
IBERVILLE
FAUBOURG TREMÉ
STORYVILLE
CENTRAL BUSINESS DISTRICT
FRENCH QUARTER
WAREHOUSE/ ARTS DISTRICT
Omni Royal Orleans
621 Saint Louis Street
New Orleans, LA 70130
Louisiana State University School of Medicine
Mercedes Benz Superdome
New Orleans Arena
Tulane University School of Medicine
Mahalia Jackson Theatre
Municipal Auditorium
Louis Armstrong Park
New Orleans City Hall
New Orleans Public Library
Champions Square
New Orleans Civil District Court
Hyatt Regency New Orleans
Main Post Office
NEW ORLEANS UNION PASSENGER TERMINAL
Energy Centre
Ritz-Carlton Hotel
Le Pavillon Hotel
JW Marriott Hotel
Wyndham Hotel
Hotel Monteleone
Louisiana State Supreme Court
St Louis Cathedral
W Hotel
House of Blues
Jean Lafitte National Historical Park and Preserve
Jackson Square
FRENCH MARKET
Omni Royal Crescent Hotel
Lafayette Square
U.S. Court of Appeals for the Fifth Circuit
Hale Boggs Federal Building and Courthouse
The Pelham Hotel
The Shops at Canal Place
Steamboat Natchez
Lee Circle
Windsor Court Hotel
Harrah's Casino
Aquarium of the Americas
Woldenberg Park
Contemporary Arts Center
National World War II Museum
Hilton New Orleans Riverside
Riverwalk Marketplace
Mississippi River Heritage Park
Ernest N. Morial Convention Center
Gretna Ferry
Mississippi River
NORTA STREETCAR
PONTCHARTRAIN EXPY
CRESCENT CITY CONNECTION
EARHART BLVD
TULANE AVE
CANAL ST
IBERVILLE ST
POYDRAS ST
LA SALLE ST
BASIN ST
N RAMPART ST
BURGUNDY ST
DAUPHINE ST
BOURBON ST
ROYAL ST
CHARTRES ST
DECATUR ST
CONTI ST
ST LOUIS ST
TOULOUSE ST
ORLEANS ST
DUMAINE ST
S LIBERTY
GIROD ST
LOYOLA AVE
S RAMPART ST
LAFAYETTE ST
JULIA ST
O'KEEFE AVE
GRAVIER ST
COMMON ST
ST CHARLES AVE
CAMP ST
HOWARD AVE
TCHOUPITOULAS ST
ST JOSEPH ST
ANDREW HIGGINS DR
S PETERS ST
CONVENTION CENTER BLVD
10
90
MISSISSIPPI
LOUISIANA
McComb
Hattiesburg
Jackson
Franklinton
Poplarville
Baton Rouge
Hammond
Gulfport
Lacombe
Slidell
Lake Pontchartrain
Donaldsonville
Laplace
Kenner
Pierre Part
Thibodaux
Morgan City
Raceland
Houma
Chandeleur Sound
Gulf of Mexico
MAP © 2014 CARTIFACT · DATA © BROADMAP

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

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One North State Street Chicago, IL 60602	Collateral Asset Summary – Loan No. 6 One North State Street	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$59,907,080 59.3% 1.33x 8.5%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

One North State Street Chicago, IL 60602	Collateral Asset Summary – Loan No. 6 One North State Street	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$59,907,080 59.3% 1.33x 8.5%

Mortgage Loan Information				Property Information
Loan Seller:	GACC			Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance			Property Type:	Anchored Retail
Sponsor:	Isaac Shalom			Collateral:	Fee Simple
Borrower:	TBG State Street LLC			Location:	Chicago, IL
Original Balance:	$60,000,000			Year Built / Renovated:	1912 / 1998
Cut-off Date Balance:	$59,907,080			Total Sq. Ft.:	170,507
% by Initial UPB:	4.8%			Property Management:	Madison Realty Management Corp.
Interest Rate:	4.6000%			Underwritten NOI:	$5,109,866
Payment Date:	6th of each month			Underwritten NCF:	$4,924,053
First Payment Date:	March 6, 2014			Appraised Value:	$100,950,000
Maturity Date:	February 6, 2024			Appraisal Date:	December 2, 2013
Amortization:	360 months
Additional Debt:	None			Historical NOI
Call Protection:	L(25), D(90), O(5)			Most Recent NOI:	$5,366,324 (T-12 October 31, 2013)
Lockbox / Cash Management:	Hard / Springing			2012 NOI:	$4,705,772 (December 31, 2012)
				2011 NOI:	$4,687,527 (December 31, 2011)
Reserves(1)				2010 NOI:	$4,303,708 (December 31, 2010)
	Initial		Monthly
Taxes:	$744,418		$89,330	Historical Occupancy(2)
Insurance:	$0		Springing	Current Occupancy:	97.9% (October 31, 2013)
Replacement:	$0		$2,131	2012 Occupancy:	99.8% (December 31, 2012)
Lease Sweep:	$0		Springing	2011 Occupancy:	62.6% (December 31, 2011)
				2010 Occupancy:	97.2% (December 31, 2010)
Financial Information
(1)       See “Lockbox / Cash Management”, “Initial Reserves” and “Ongoing Reserves” herein.
(2)       The decline in 2011 Occupancy was due to Filenes Basement vacating its space at the property at the end of 2011 due to the bankruptcy of the chain. The subsequent increase in 2012 Occupancy was due to Burlington Coat Factory taking occupancy of the former Filenes Basement space in 2012. The subsequent increase in Most Recent NOI from 2012 NOI is also due to Burlington Coat Factory backfilling the Filenes Basement space.

Cut-off Date Balance / Sq. Ft.:		$351
Balloon Balance / Sq. Ft.:		$285
Cut-off Date LTV:		59.3%
Balloon LTV:		48.2%
Underwritten NOI DSCR:		1.38x
Underwritten NCF DSCR:		1.33x
Underwritten NOI Debt Yield:		8.5%
Underwritten NCF Debt Yield:		8.2%
Underwritten NOI Debt Yield at Balloon:		10.5%
Underwritten NCF Debt Yield at Balloon:		10.1%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

One North State Street Chicago, IL 60602	Collateral Asset Summary – Loan No. 6 One North State Street	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$59,907,080 59.3% 1.33x 8.5%

Tenant Summary
	Ratings (Fitch/Moody’s/S&P)(1)	Total Sq. Ft.	% of Total Sq. Ft.	Lease Expiration	Annual UW Base Rent PSF	Sales PSF(2)	Occupancy Cost (% of Sales)(2)
Anchor Tenants
TJ Maxx(3)	NR/A3/A+	70,029	41.1%	7/31/2024	$20.78	$438	9.3%
Burlington Coat Factory(4)	NR/B2/B	60,096	35.2%	2/28/2023	$26.00	$220	20.1%
Subtotal		130,125	76.3%			$320	13.3%

Major Tenants
Garrett Popcorn Shops(5)	NR/NR/NR	7,665	4.5%	1/31/2026	$37.54	$1,426	9.5%
Pay Half	NR/NR/NR	6,200	3.6%	2/28/2017	$39.50	$218	24.1%
Dunkin Donuts(6)	NR/NR/NR	3,720	2.2%	10/31/2020	$41.51	$470	16.3%
Subtotal		17,585	10.3%			$473	15.2%

Other In-line Tenants		19,207	11.3%		$85.53	$419	29.0%
Total Occupied Collateral		166,917	97.9%			$342	15.3%

Vacant		3,590	2.1%
Total/Wtd. Avg.		170,507	100.0%

(1)	Certain ratings may be those of the parent company whether or not the parent company guarantees the lease.
(2)
Sales PSF and Occupancy Cost (% of Sales) provided by the borrower are as of the trailing twelve months ended August 2013 through November 2013, depending on the tenants’ individual sales reporting cycles, and only include tenants reporting sales. Approximately 94.3% of all tenants by sq. ft. and 59.7% of Other In-Line Tenants by sq. ft. report sales.

(3)	Total Sq. Ft. for TJ Maxx includes 25,029 sq. ft. of storage space. Sales PSF and Occupancy Cost (% of Sales) are calculated excluding storage space.
(4)
Total Sq. Ft. for Burlington Coat Factory includes 7,213 sq. ft. of storage space. Sales PSF and Occupancy Cost (% of Sales) are calculated excluding storage space. Burlington Coat Factory has one 10-year renewal option at an initial fixed rent of $31.46 PSF with a minimum of one year’s notice due on or before February 28, 2022.

(5)	Total Sq. Ft. for Garrett Popcorn Shops includes 6,000 sq. ft. of storage space. Sales PSF and Occupancy Cost (% of Sales) are calculated excluding storage space.
(6)	Total Sq. Ft. for Dunkin Donuts includes 1,070 sq. ft. of storage space. Sales PSF and Occupancy Cost (% of Sales) are calculated excluding storage space.

Lease Rollover Schedule(1)
Year	# of Leases Expiring	Total Expiring Sq. Ft.	% of Total Sq. Ft. Expiring	Cumulative Sq. Ft. Expiring	Cumulative % of Sq. Ft. Expiring	Annual U/W Base Rent Per Sq. Ft.	% U/W Base Rent Rolling	Cumulative % of U/W Base Rent
MTM	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2014	1	3,283	1.9%	3,283	1.9%	$112.55	6.9%	6.9%
2015	1	1,807	1.1%	5,090	3.0%	$84.87	2.9%	9.8%
2016	3	5,148	3.0%	10,238	6.0%	$76.43	7.4%	17.1%
2017	3	9,102	5.3%	19,340	11.3%	$47.04	8.0%	25.1%
2018	2	2,883	1.7%	22,223	13.0%	$64.96	3.5%	28.6%
2019	0	0	0.0%	22,223	13.0%	$0.00	0.0%	28.6%
2020	2	3,720	2.2%	25,943	15.2%	$41.51	2.9%	31.5%
2021	2	3,184	1.9%	29,127	17.1%	$111.78	6.7%	38.2%
2022	0	0	0.0%	29,127	17.1%	$0.00	0.0%	38.2%
2023	2	60,096	35.2%	89,223	52.3%	$26.00	29.2%	67.4%
2024	2	70,029	41.1%	159,252	93.4%	$20.78	27.2%	94.6%
Thereafter	2	7,665	4.5%	166,917	97.9%	$37.54	5.4%	100.0%
Vacant	NAP	3,590	2.1%	170,507	100.0%	NAP	NAP
Total / Wtd. Avg.	20	170,507	100.0%			$32.04	100.0%
(1)
Certain tenants have lease termination options, including those related to co-tenancy provisions and sales thresholds, that may become exercisable prior to the originally stated expiration date of the tenant lease and that are not considered in the lease rollover schedule.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

One North State Street Chicago, IL 60602	Collateral Asset Summary – Loan No. 6 One North State Street	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$59,907,080 59.3% 1.33x 8.5%

The Loan.    The One North State Street loan (the “One North State Street Loan”) is a fixed rate loan secured by the borrower’s fee simple interest in a 170,507 sq. ft., Class A, anchored retail vertical subdivision of a 713,423 sq. ft., 16-story building located at One North State Street in Chicago, Illinois (the “One North State Street Property”) with an original principal balance of $60.0 million. The One North State Street Loan has a 10-year term and amortizes on a 30-year schedule. The One North State Street Loan accrues interest at a fixed rate equal to 4.6000% and has a cut-off date balance of approximately $59.9 million. Loan proceeds were used to retire existing debt of approximately $37.4 million, fund reserves of approximately $0.7 million and pay closing costs of approximately $0.6 million, giving the borrower a return of equity of approximately $21.3 million. Based on the appraised value of $100.95 million as of December 2, 2013, the cut-off date LTV is 59.3% and the remaining implied equity is approximately $41.0 million. The most recent prior financing of the One North State Street Property was included in the BSCMS 2004-PWR4 transaction.

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Loan Amount	$60,000,000	100.0%	Loan Payoff	$37,387,314	62.3%
			Reserves	$744,418	1.2%
			Closing Costs	$572,776	1.0%
			Return of Equity	$21,295,492	35.5%
Total Sources	$60,000,000	100.0%	Total Uses	$60,000,000	100.0%

The Borrower / Sponsor.    The borrower, TBG State Street LLC, is a single purpose Delaware limited liability company structured to be bankruptcy-remote, with two independent directors in its organizational structure.  The sponsor of the borrower and the nonrecourse carve-out guarantor is Isaac Shalom. Isaac Shalom and the Shalom family have been active in the real estate business for over 25 years and currently own and operate a portfolio of more than 20 commercial real estate properties, with a focus on retail properties. The Shalom family owns and manages properties in a variety of markets nationwide, including Chicago, IL, Santa Monica, CA, and Charlotte, NC, with a focus on properties located in New York City.

The Property.     The One North State Street Property is a 170,507 sq. ft. vertical subdivision of a 16-story, 713,423 sq. ft. mixed-use office and retail building consisting of retail and storage space located in the basement through third floor. The One North State Street Property is located at the northeast corner of the intersection of North State Street and East Madison Street in downtown Chicago. Burlington Coat Factory occupies the entirety of the basement retail space and TJ Maxx occupies the entirety of the second floor retail space and third floor storage space, with the remainder of the retail tenants occupying ground level space with frontage along North State Street, East Madison Street and North Wabash Avenue.  Access to TJ Maxx and Burlington Coat Factory is provided via escalators, elevators and stairs from the ground level. Access to the non-collateral office portion of the building is provided via a separate lobby and elevator bank at ground level. As of October 31, 2013, the One North State Street Property was 97.9% occupied by 15 tenants, including national tenants such as GNC, Jimmy Johns, Chipotle Mexican Grill, Payless Shoe Source and The Body Shop.

The One North State Street Property was originally developed in three phases between 1900 and 1912 and underwent a $30.0 million renovation in 1991 to modernize the building’s HVAC systems, fire systems and elevators and since 1998 an additional $8.0 million has been spent on capital improvements to the property. In 2004, the building was bifurcated into a vertical subdivision containing a retail component which serves as collateral for the One North State Street Loan, and the non-collateral office component. The sponsor acquired the retail component in 2004 for approximately $54.5 million. Historical sales for tenants at the One North State Street Property are presented in the subsequent chart.

Historical Sales PSF(1)
	2009	2010	2011	2012	T-12 2013(2)	2012 National Average	T-12 Occupancy Cost(2)
TJ Maxx	$374	$380	$379	$399	$438	$274	9.3%
Burlington Coat Factory	NAP	NAP	NAP	NAP	$219	$102	20.2%

Garrett Popcorn Shops	$1,269	$1,222	$1,265	$1,387	$1,426	NAV	9.5%
Pay Half	$216	$234	$227	$223	$218	NAV	24.1%
Dunkin Donuts	NAP	NAP	$424	$446	$470	NAV	16.3%

Other In-Line Tenants(3)	$424	$438	$440	$406	$418	NAP	29.0%
(1)	Historical Sales PSF is based on historical operating statements provided by the borrower.
(2)	T-12 2013 sales and T-12 Occupancy Cost for the period ending August 2013 through November 2013, depending on individual tenants’ sales reporting cycles.
(3)	Four additional tenants, representing 7,824 sq. ft., reported sales in 2009 through 2011. Six additional tenants, representing 10,692 sq. ft., reported sales in 2012 and T-12 2013.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

One North State Street Chicago, IL 60602	Collateral Asset Summary – Loan No. 6 One North State Street	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$59,907,080 59.3% 1.33x 8.5%

Environmental Matters.    The Phase I environmental report dated December 11, 2013  recommended no further action at the One North State Street Property other than the development and implementation of an asbestos operation and maintenance plan, which is in place.

The Market.     The One North State Street Property is located in Chicago’s central business district, in the area generally known as the Loop, along the State Street retail corridor. The State Street shopping corridor is approximately six blocks long and extends between Lake Street to the north and Jackson Boulevard to the south. The State Street retail corridor is anchored by a 1.4 million sq. ft. Macy’s, which is the second largest department store in the world, occupying an entire city block between Randolph Street and Washington Street, one block to the north of the One North State Street Property. Other notable retail developments along the corridor include Block 37, located one block to the northwest of the One North State Street Property, which features Zara, Anthropologie, Sephora and the Disney Store, as well as Sullivan Center, located one block to the south of the One North State Street Property, which features Target and DSW.

The One North State Street Property is located in the City North submarket, which as of Q3 2013 had an overall retail vacancy of 5.8%, compared to the Chicago metropolitan statistical area overall retail vacancy of 8.9% for the same time period. As of Q3 2013, the City North submarket vacancy was below the historical average vacancy of 6.1%. Absorption in the submarket for Q3 2013 was 356,308 sq. ft., above the historical average of 51,009 sq. ft.

Rental rates for the City North submarket were $20.86 per sq. ft. as of Q3 2013, an increase over 2012 of $20.00 per sq. ft., but well below the historical average of $25.22 per sq. ft. The City North submarket outperformed the Chicago metropolitan statistical average overall, which had average base rents of $16.97 per sq. ft. as of Q3 2013. Market rent conclusions and lease comparables for the One North State Street Property are presented in the subsequent charts.

Market Rent Conclusions(1)
Lease Category	Anchor	State Street	Madison Street	Wabash Avenue	Storage	Corner Suite
Total Building Sq. Ft.	97,883	11,193	12,632	6,200	40,792	1,807
Market Rent (PSF)	$30.00	$150.00	$70.00	$60.00	$10.00	$90.00
Concessions	None	None	None	None	None	None
Reimbursements	NNN	NNN	NNN	NNN	Gross	NNN
Annual Escalation	10% Midterm	10% Midterm	10% Midterm	10% Midterm	None	10% Midterm
Tenant Improvements (New)	$10.00	$20.00	$20.00	$20.00	$0.00	$20.00
Tenant Improvements (Renewals)	$5.00	$5.00	$5.00	$5.00	$0.00	$5.00
Average Lease Term	10 Years	10 Years	10 Years	10 Years	10 Years	10 Years
(1)	Source: Appraisal

Lease Comparables(1)
Property	Tenant	Lease Category	Sq. Ft.	Base Rent (PSF)	Lease Term (yrs)	Reimbursements
151 North State Street	Walgreens	Anchor	27,385	$47.80	30	NNN
1 South State Street	DSW	Anchor	21,423	$40.00	10	NNN
150 North State Street	Old Navy	Anchor	31,382	$44.61	10	NNN
1 South State Street	Target	Anchor	131,980	$35.00	10	NNN
108 North State Street	Zara	Anchor	15,029	$32.19	10	NNN
6 North Michigan Avenue	Panera Bread	State Street	5,076	$90.00	15	NNN
6 North Michigan Avenue	Starbucks	State Street	1,995	$90.00	15	NNN
25-39 East Oak Street	Hermes	State Street	7,734	$158.95	10	NNN
1-15 East Oak Street	Citibank	State Street	4,600	$114.53	10	NNN
830 North Michigan Avenue	Columbia	State Street	12,000	$180.00	10	NNN
555 West Monroe Street	Hannah’s Bretzels	Madison/Wabash	3,391	$40.00	11	NNN
30 East Oak Street	Prada	Madison/Wabash	10,786	$91.05	10	NNN
227 East Ontario Street	Pei Wei	Madison/Wabash	3,418	$55.00	10	NNN
11 East Adams Street	New Era	Madison/Wabash	4,550	$87.97	10	NNN
1203 South Wabash Avenue	UPS	Madison/Wabash	990	$66.95	15	Gross
(1)	Source: Appraisal

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

One North State Street Chicago, IL 60602	Collateral Asset Summary – Loan No. 6 One North State Street	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$59,907,080 59.3% 1.33x 8.5%

Cash Flow Analysis.

Cash Flow Analysis
	2011	2012	T-12 10/31/2013	U/W	U/W PSF
Base Rent(1)	$4,959,023	$4,924,497	$5,598,398	$5,390,413	$31.61
Value of Vacant Space	$0	$0	$0	$479,200	$2.81
Gross Potential Rent	$4,959,023	$4,924,497	$5,598,398	$5,869,613	$34.42
Total Recoveries	1,814,051	1,819,210	1,901,501	1,991,944	$11.68
Total Other Income	67,821	3,300	8,957	8,957	$0.05
Less: Vacancy & Credit Loss(2)	0	0	0	(520,275)	($3.05)
Effective Gross Income	$6,840,896	$6,747,007	$7,508,856	$7,350,239	$43.11
Total Operating Expenses	2,153,369	2,041,235	2,142,533	2,240,372	$13.14
Net Operating Income	$4,687,527	$4,705,772	$5,366,324	$5,109,866	$29.97
TI/LC	0	0	0	160,237	$0.94
Capital Expenditures	0	0	0	25,576	$0.15
Net Cash Flow	$4,687,527	$4,705,772	$5,366,324	$4,924,053	$28.88

(1)	U/W Base Rent includes $42,903 in contractual step rent through December 2014.
(2)	U/W Vacancy represents 6.6% of gross income and is based on in-place economic vacancy.

Property Management.    The One North State Street Property is managed by Madison Realty Management Corp., a borrower affiliate.

Lockbox / Cash Management.    The One North State Street Loan is structured with a hard lockbox and springing cash management. The borrower was required to send tenant direction letters to all tenants instructing them to deposit all rents and other payments into the lockbox account controlled by the lender. All funds in the lockbox account are swept daily to the borrower’s operating account until the occurrence of a Trigger Period (as defined herein).  After the occurrence of and during the continuance of a Trigger Period, all funds in the lockbox in the account will be swept daily to a lender controlled account and disbursed in accordance with the loan documents, and all excess cash flow will be held as additional collateral for the loan, unless a Lease Sweep Period exists, in which case excess cash flow will be swept into a lease sweep account to be used for approved leasing expenses in connection with re-tenanting the Lease Sweep Space (as defined below).

A “Trigger Period” will commence upon the occurrence of (i) an event of default, (ii) if the DSCR for the trailing 12-month period is less than 1.15x, or (iii) upon the occurrence of a Lease Sweep Period (as defined herein), and will end, (A) with respect to a Trigger Period continuing due to clause (i) above, upon the cure of such event of default and acceptance of such cure by lender, (B) with respect to a Trigger Period continuing due to clause (ii) above, if the DSCR for the trailing twelve month period is at least 1.20x for two consecutive calendar quarters, or (C) with respect to a Trigger Period continuing due to clause (iii) above, if such Lease Sweep Period has ended.

A “Lease Sweep Period” will commence on the first monthly payment date following the occurrence of any of the following (i) the date required under the Lease Sweep Lease (as defined herein) by which the related Lease Sweep Tenant (as defined below) is required to give notice of its exercise of the renewal option (and such renewal has not been exercised), and (ii) the date that a Lease Sweep Lease (or any material portion thereof) is surrendered, cancelled or terminated prior to its then current expiration date or the date on which the  borrower or property manager receive notice from the Lease Sweep Tenant of its intention to surrender, cancel or terminate the Lease Sweep Lease (or any material portion thereof prior to its then current expiration date, but specifically excluding any right of the tenant under the Lease Sweep Lease to discontinue its business or “go dark”), and will end upon the first to occur of the following of (A) the entirety of the Lease Sweep Space is leased pursuant to one or more leases and sufficient funds have been accumulated in the lease sweep account to cover all anticipated leasing expenses, free rent periods and/or rent abatement periods set forth in such leases, or (B) the date on which the Lease Sweep Tenant exercises its renewal or extension option with respect to all of its Lease Sweep Space and sufficient funds have been accumulated in the lease sweep account to cover all anticipated leasing expenses, free rent periods and/or rent abatement periods set forth in connection with renewal or extension such leases.

The “Lease Sweep Lease” means the Burlington Coat Factory lease or any replacement lease for the space demised under the Burlington Coat Factory lease, and the tenant under such lease, a “Lease Sweep Tenant”. “Lease Sweep Space” means the space demised under the Lease Sweep Lease.

Initial Reserves.    At closing, the borrower deposited $744,418 into a tax reserve account.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

One North State Street Chicago, IL 60602	Collateral Asset Summary – Loan No. 6 One North State Street	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$59,907,080 59.3% 1.33x 8.5%

Ongoing Reserves.    On a monthly basis, the borrower is required to deposit reserves of (i) 1/12 of the estimated annual real estate taxes, which currently equates to $89,330 into a tax reserve account and (ii) $2,131 into a capital expenditure account. The borrower will also be required to deposit 1/12 of the annual insurance premiums into the insurance reserve on a monthly basis if an acceptable blanket insurance policy is no longer in place.

Current Mezzanine or Subordinate Indebtedness.    None.

Future Mezzanine or Subordinate Indebtedness Permitted.    None.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

One North State Street Chicago, IL 60602	Collateral Asset Summary – Loan No. 6 One North State Street	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$59,907,080 59.3% 1.33x 8.5%

NON-COLLATERAL
COLLATERAL
Level 1
Ground
Basement
T.J. MAXX
RETAIL
BURLINGTON
T.J. MAXX
OFFICE LOBBY
Payless
T.J.maxx
Burlington
LOBBY
VACANT
claire's
THE BODY SHOP
GARRETT'S POPCORN
JIMMY JOHN'S
CHIPOTLE MEXICAN GRILL
Pay half
T.J.maxx
Burlington
LOBBY
GNC LiveWell
SALLY
RECKLESS RECORDS
DESIGNER PERFUMES
DUNKIN' DONUTS
WEDDING BANDS CO.
STATE ST.
MADISON ST.
WABASH AVE.
Anchor / Major
Non Anchor / In-line
Vacant
Building

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

One North State Street Chicago, IL 60602	Collateral Asset Summary – Loan No. 6 One North State Street	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$59,907,080 59.3% 1.33x 8.5%

One North State Street
One North State Street
Chicago, IL 60602
CHICAGO RIVER
THE LOOP
LAKESHORE EAST
W KINZIE ST
W WACKER DR
W LAKE ST
W RANDOLPH ST
W WASHINGTON ST
W MADISON ST
W MONROE ST
W ADAMS ST
W JACKSON BLVD
W VAN BUREN ST
STATE STREET
THE ART INSTITUTE OF CHICAGO
SEARS TOWER
FIRST NATIONAL PLAZA
Property Types
Office
Retail
Hotel & Club
Cultural & Entertainment
Civic & Institutional
Educational Facilities
Medical
Religious
Prominent Residential
Residential
Parking
Transit
Development
Industrial
Unknown
LAKE MICHIGAN
Chicago
CARTIFACT

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

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11767 Harbor Boulevard Garden Grove, CA 92840	Collateral Asset Summary – Loan No. 7 Embassy Suites - Anaheim	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$50,000,000 66.1% 1.85x 12.0%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

11767 Harbor Boulevard Garden Grove, CA 92840	Collateral Asset Summary – Loan No. 7 Embassy Suites - Anaheim	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$50,000,000 66.1% 1.85x 12.0%

Mortgage Loan Information				Property Information
Loan Seller:	UBSRES			Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance			Property Type:	Full Service Hospitality
Sponsor:	Mark B. David; Richard H. Packard;			Collateral:	Fee Simple
	Lauren Packard			Location:	Garden Grove, CA
Borrower:	Landmark Hotels II, LLC			Year Built / Renovated:	2001 / 2011
Original Balance:	$50,000,000			Total Rooms:	375
Cut-off Date Balance:	$50,000,000			Property Management:	Dow Anaheim LLC
% by Initial UPB:	4.0%			Underwritten NOI:	$6,019,640
Interest Rate:	5.4200%			Underwritten NCF:	$5,078,539
Payment Date:	6th of each month			Appraised Value:	$75,600,000
First Payment Date:	March 6, 2014			Appraisal Date:	November 25, 2013
Maturity Date:	February 6, 2019
Amortization:	Interest Only			Historical NOI
Additional Debt(1):	$10,000,000 Mezzanine Debt			Most Recent NOI:	$6,114,609 (December 31, 2013)
Call Protection:	L(25), D(31), O(4)			2012 NOI:	$5,313,033 (December 31, 2012)
Lockbox / Cash Management:	Hard / Springing			2011 NOI:	$4,502,418 (December 31, 2011)
				2010 NOI:	$4,020,330 (December 31, 2010)
Reserves(2)
	Initial		Monthly	Historical Occupancy
Taxes:	$0		$53,887	Most Recent Occupancy:	81.0% (December 31, 2013)
Insurance:	$60,640		Springing	2012 Occupancy:	78.6% (December 31, 2012)
FF&E:	$1,093,858	1/12 of 5.0% of prior year’s		2011 Occupancy:	75.4% (December 31, 2011)
		gross income		2010 Occupancy:	71.9% (December 31, 2010)
				(1) For additional information on the mezzanine loan, see “Current Mezzanine or Subordinate Indebtedness” herein. (2) See “Initial Reserves” and “Ongoing Reserves” herein.
Financial Information
		Mortgage Loan	Total Debt
Cut-off Date Balance / Room:		$133,333	$160,000
Balloon Balance / Room:		$133,333	$160,000
Cut-off Date LTV:		66.1%	79.4%
Balloon LTV:		66.1%	79.4%
Underwritten NOI DSCR:		2.19x	1.59x
Underwritten NCF DSCR:		1.85x	1.34x
Underwritten NOI Debt Yield:		12.0%	10.0%
Underwritten NCF Debt Yield:		10.2%	8.5%
Underwritten NOI Debt Yield at Balloon:		12.0%	10.0%
Underwritten NCF Debt Yield at Balloon:		10.2%	8.5%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

11767 Harbor Boulevard Garden Grove, CA 92840	Collateral Asset Summary – Loan No. 7 Embassy Suites - Anaheim	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$50,000,000 66.1% 1.85x 12.0%

Historical Occupancy, ADR, RevPAR(1)
	Embassy Suites - Anaheim Property(2)			Competitive Set			Penetration Factor
Year	Occupancy	ADR	RevPAR	Occupancy	ADR	RevPAR	Occupancy	ADR	RevPAR
2011	74.8%	$131.73	$98.53	70.3%	$111.55	$78.45	106.4%	118.1%	125.6%
2012	78.0%	$134.23	$104.64	72.9%	$114.17	$83.24	106.9%	117.6%	125.7%
2013	80.6%	$143.32	$115.52	74.0%	$120.90	$89.43	109.0%	118.5%	129.2%
(1)	Source: Hospitality research report.
(2)
The minor variances between the underwriting and the above table with respect to Occupancy, ADR and RevPAR at the Embassy Suites - Anaheim Property are attributable to variances in reporting methodologies and/or timing differences.

The Loan. The Embassy Suites - Anaheim loan (the “Embassy Suites - Anaheim Loan”) is a fixed rate loan secured by the borrower’s fee simple interest in a 375-room full service hotel located at 11767 Harbor Boulevard in Garden Grove, California (the “Embassy Suites - Anaheim Property”) with an original principal balance of $50.0 million. The Embassy Suites - Anaheim Loan is interest only for its entire five-year term. The Embassy Suites - Anaheim Loan accrues interest at a fixed rate equal to 5.4200% and has a cut-off date balance of $50.0 million. The Embassy Suites - Anaheim Loan, along with a $10.0 million mezzanine loan and additional borrower equity of approximately $0.5 million, were used to pay off previous debt of approximately $58.3 million, fund upfront reserves of approximately $1.2 million and pay closing costs of approximately $1.1 million. Based on the appraised value of $75.6 million as of November 25, 2013, the cut-off date LTV ratio is 66.1%. The most recent prior financing of the Embassy Suites - Anaheim Property was included in the GKKRE 2007-1A mortgage trust.

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Loan Amount	$50,000,000	82.7%	Loan Payoff	$58,256,767	96.3%
Mezzanine Loan	$10,000,000	16.5%	Reserves	$1,154,498	1.9%
Sponsor Equity	$467,632	0.8%	Closing Costs	$1,056,368	1.7%

Total Sources	$60,467,632	100.0%	Total Uses	$60,467,632	100.0%

The Borrower / Sponsor.  The borrower, Landmark Hotels II, LLC, is a single purpose Delaware limited liability company structured to be bankruptcy-remote with two independent directors in its organizational structure. The sponsors of the borrower and the non-recourse carve-out guarantors are Mark B. David, Richard H. Packard and Lauren Packard.

Mark B. David founded the Landmark Companies, LLC (“Landmark”) in 1982 and currently serves as its chief executive officer. Landmark is a southern California based real estate company with experience in the commercial, hospitality and residential sectors. Landmark developed the Embassy Suites - Anaheim Property as well as the nearby 371-room Marriott Suites Anaheim in 2001. Landmark has also constructed and developed over 4,000 residential units, of which approximately 1,000 units are currently under its ownership. Through its various entities, Landmark has business relationships with several Fortune 100 companies including General Electric Capital, Westinghouse and Bank of America, and continued partnerships with Chevron Oil and GMAC. Richard H. Packard joined Landmark in 1986 and has overseen the construction and development of over 4,000 residential units and commercial projects including 1,500 apartment units and an 18-hole golf course adjoining a residential development. Mr. Packard is currently the President and Chief Operating Officer of Landmark.

The Property.  The Embassy Suites - Anaheim Property is a full service hotel consisting of 375 suites built around a 14-story atrium setting located in Garden Grove, California. The Embassy Suites - Anaheim Property is situated on a 4.06-acre site within a master-planned hotel and restaurant development located on Harbor Boulevard, a primary thoroughfare in Garden Grove, approximately one mile from Disneyland resort attractions, including Disneyland Park, Disney’s California Adventure Park and Downtown Disney. The Embassy Suites - Anaheim Property features approximately 11,000 sq. ft. of meeting and ballroom space, a restaurant and lounge, a breakfast dining area, an outdoor swimming pool and whirlpool, an exercise room, a business center, a gift shop and a Disney tour desk. The Embassy Suites - Anaheim Property has 375 guest suites, with 179 king suites and 196 double suites. All guest suites are made up of two rooms with separate living and sleeping areas and feature a granite-topped wet-bar area with microwave, fridge, sink, and coffeemaker. The Embassy Suites - Anaheim Property was built in 2001 as an Embassy Suites and has benefitted from a consistent capital improvement program, including more than $4.8 million ($12,912 per suite) of improvements since 2007. According to a market research report, the Embassy Suites - Anaheim Property has consistently demonstrated high occupancy levels and outperformed its competitive set, with RevPAR penetration rates ranging from 125.6% to 144.5% over the past five years.

Environmental Matters. A site adjacent to the Embassy Suites – Anaheim Property was formerly utilized as a landfill until 1960. Based upon historical testing at the adjacent site confirming that contaminants were non-detect or below cleanup levels, the Phase I environmental report dated December 5, 2013 recommends no further action at the Embassy Suites - Anaheim Property.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

11767 Harbor Boulevard Garden Grove, CA 92840	Collateral Asset Summary – Loan No. 7 Embassy Suites - Anaheim	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$50,000,000 66.1% 1.85x 12.0%

The Market.  The Embassy Suites - Anaheim Property is located in Garden Grove, Orange County, California, approximately one mile from Disneyland resort attractions, including Disneyland Park, Disney’s California Adventure Park and Downtown Disney. Orange County is located along the coastline in Southern California, just south of greater Los Angeles and north of San Diego. Orange County is known for its sunny beaches and tourism attractions, which attracted approximately 43.8 million visitors in 2012. Major demand generators in Orange County, all of which are less than nine miles from the Embassy Suites - Anaheim Property, include the Disneyland resort attractions, Knott’s Berry Farm, Anaheim Convention Center, the Discovery Science Center, Angel Stadium of Anaheim and Honda Center. As of 2012, the Los Angeles combined statistical area had a population of 18.3 million, an increase of 2.0% since 2010, and Orange County had a population of 3.1 million, an increase of 3.0% since 2010. As of 2012, the unemployment rate in Orange County was 7.6%, down from 8.8% in 2011.

The Walt Disney Company is the largest private‐sector employer in Orange County. Its operations include Disneyland Park and the Disney California Adventure Park theme parks, three Disneyland hotels, the Mighty Ducks NHL hockey franchise, and the Anaheim Angels major league baseball team, among others. Recent updates to its theme parks include the opening of the “Cars Land” and “Ariel’s Undersea Adventure” attractions at Disney’s California Adventure in the summer of 2012 at a reported cost of $1.1 billion, which have boosted visitation levels. According to a market research report, in 2012 Disneyland Park had approximately 15.9 million visitors and Disney’s California Adventure Park hosted 7.8 million visitors. The Anaheim Convention Center, located approximately 0.6 miles north of the Embassy Suites - Anaheim Property, offers 815,000 square feet of exhibit space, more than 130,000 square feet of meeting space, and a 7,500-seat arena facility. The center recently expanded its outdoor and special event space by 100,000 square feet into a new multi‐use venue area called the Grand Plaza, which opened in December 2012. The Anaheim Convention Center has welcomed over 1.0 million visitors per year in each of the past eight years.

The subsequent chart presents primary competitors to the Embassy Suites - Anaheim Property:

Primary Competitive Set(1)
Property	# of Rooms	Year Opened	Meeting Space (Sq. Ft.)	2013 Occupancy(2)	2013 ADR(2)	2013 RevPAR(2)
Embassy Suites – Anaheim Property	375	2001	10,812	80.9%	$142.05	$114.92
Marriott Suites Anaheim	371	2002	9,922	84.0%	$113.00	$94.92
Sheraton Garden Grove Anaheim South	285	2008	8,330	69.0%	$95.00	$65.55
Crowne Plaza Resort Anaheim Garden Grove	376	2000	36,000	78.0%	$100.00	$78.00
Hyatt Regency Orange County	654	1986	65,032	78.0%	$143.00	$111.54
Sheraton Park Hotel at the Anaheim Resort	490	1971	27,112	75.0%	$132.00	$99.00
DoubleTree by Hilton Suites Anaheim Resort Convention Center	251	2006	7,500	85.0%	$142.00	$120.70
Total/Wtd. Avg.	2,802			78.4%	$126.63	$99.24
(1)	Source: Appraisal
(2)	2013 Occupancy, 2013 ADR and 2013 RevPAR represent estimates from the appraiser.

Cash Flow Analysis.

Cash Flow Analysis
	2010	2011	2012	12/31/2013	U/W	U/W per Room
Occupancy	71.9%	75.4%	78.6%	81.0%	81.0%
ADR	$135.47	$130.30	$132.65	$142.13	$142.13
RevPAR	$97.47	$98.21	$104.26	$115.06	$115.06

Room Revenue	$13,340,657	$13,442,823	$14,310,165	$15,749,488	$15,749,488	$41,999
F&B Revenue	1,966,163	1,880,670	1,750,308	1,905,717	1,905,717	5,082
Other Revenue(1)	638,479	620,616	1,101,088	1,166,822	1,166,822	3,112
Total Dept. Revenue	$15,945,299	$15,944,109	$17,161,561	$18,822,027	$18,822,027	$50,192
Total Dept. Expenses	5,887,773	5,680,798	5,958,555	6,390,264	6,390,264	17,041
Total Dept. Profit	$10,057,526	$10,263,311	$11,203,006	$12,431,763	$12,431,763	$33,151
Undistributed Expenses	5,223,023	4,799,991	4,880,486	5,269,931	5,366,776	14,311
Total Fixed Expenses	814,173	960,902	1,009,487	1,047,223	1,045,346	2,788
Net Operating Income	$4,020,330	$4,502,418	$5,313,033	$6,114,609	$6,019,640	$16,052
FF&E	0	798,970	903,517	987,107	941,101	2,510
Net Cash Flow	$4,020,330	$3,703,448	$4,409,516	$5,127,502	$5,078,539	$13,543
(1)	Other Revenue includes parking and event revenue, transportation sales, ticket sales, laundry fees, internet fees, cancellation fees, gift shop and other rental and miscellaneous revenue.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

11767 Harbor Boulevard Garden Grove, CA 92840	Collateral Asset Summary – Loan No. 7 Embassy Suites - Anaheim	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$50,000,000 66.1% 1.85x 12.0%

Property Management.   The Embassy Suites - Anaheim Property is managed by Dow Anaheim LLC.

Lockbox / Cash Management.  The Embassy Suites - Anaheim Loan is structured with a hard lockbox and springing cash management. All rents and other payments are required to be deposited directly into a clearing account controlled by the lender. So long as no Cash Management Trigger Event Period (defined below) exists, all funds in the clearing account will be released to the borrower. During the existence of a Cash Management Trigger Event Period, all funds in the clearing account will be swept daily into an account controlled by the lender (the “Cash Management Account”) and, in the absence of any Cash Sweep Event Period (defined below), all funds in the Cash Management Account will be applied by the lender to payments of debt service, required reserves, approved operating expenses and other items required under the loan documents and the remaining cash flow will be released to the mezzanine lender and/or the borrower. During the existence of any Cash Sweep Event Period (other than an event of default or a mezzanine event of default), the remaining cash flow (after payment of mezzanine debt service) will be held by the lender as additional collateral for the loan. Upon the occurrence and during the continuation of any event of default, funds in the Cash Management Account may, in the lender’s discretion, be held as additional collateral for the loan or applied to any obligations under the loan documents. Upon the occurrence and during the continuation of any mezzanine event of default, provided no Cash Sweep Event Period otherwise exists, the remaining cash flow will be held by the mezzanine lender as additional collateral for the mezzanine loan.

A “Cash Management Trigger Event Period” will exist (a) during a Cash Sweep Event Period, or (b) if the DSCR based on the trailing twelve month period immediately preceding the date of determination falls below 1.20x, until such time that the DSCR is greater than 1.25x for two consecutive quarters.

A “Cash Sweep Event Period” will exist (i) during an event of default under the loan documents, (ii) upon a bankruptcy action of the borrower, guarantor or property manager, until such time that, (a) with respect to the borrower or guarantor, the bankruptcy action has been discharged, stayed or dismissed or (b) with respect to the property manager, the bankruptcy action has been discharged, stayed or dismissed or such property manager has been replaced in accordance with the loan documents, (iii) during a mezzanine event of default as evidenced by the delivery of a written notice from the mezzanine lender to the lender until such time that written evidence of a cure of such default under the mezzanine loan is delivered to the lender by the mezzanine lender, or (iv) if the DSCR based on the trailing twelve month period immediately preceding the date of determination falls below 1.10x, until such time that the DSCR is greater than 1.15x for two consecutive quarters.

Initial Reserves.  At closing, the borrower deposited (i) $60,640 into the insurance reserve account, and (ii) $1,093,858 into the FF&E reserve account.

Ongoing Reserves.  On a monthly basis, the borrower is required to deposit reserves of (i) 1/12 of the estimated annual real estate taxes, which currently equates to $53,887, into a tax reserve account, (ii) 1/12 of the annual insurance premiums into an insurance reserve account, and (iii) 1/12 of 5.0% of the prior year’s gross income, which currently equates to $78,425, into an FF&E reserve account. Notwithstanding the foregoing, the borrower’s obligation to make monthly deposits into the insurance reserve account is suspended for such time that the borrower maintains an acceptable blanket insurance policy, is financing its insurance premiums and no Insurance Reserve Trigger Event (defined below) has occurred.

An “Insurance Reserve Trigger Event” means the occurrence of any of the following events: (i) the lender’s receipt of any notice of non-payment from the insurance premium finance company, (ii) the borrower’s failure to provide evidence that the insurance coverage is in effect in accordance with the loan documents, (iii) the date that is 8 months following the date on which the DSCR based on the trailing twelve month period immediately preceding the date of determination falls below 1.25x, or (iv) the date on which the DSCR based on the trailing twelve month period immediately preceding the date of determination falls below 1.20x.

Current Mezzanine or Subordinate Indebtedness.  In conjunction with the Embassy Suites - Anaheim Loan, Annaly CRE Holdings LLC provided a $10.0 million mezzanine loan (the “Embassy Suites - Anaheim Mezzanine Loan”) that is secured by a pledge of the equity interests in the borrower. The Embassy Suites - Anaheim Mezzanine Loan requires payments of interest only at a rate of 10.25% per annum and is coterminous with the Embassy Suites - Anaheim Loan.

Future Mezzanine or Subordinate Indebtedness Permitted.  None.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

11767 Harbor Boulevard Garden Grove, CA 92840	Collateral Asset Summary – Loan No. 7 Embassy Suites - Anaheim	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$50,000,000 66.1% 1.85x 12.0%

Disneyland
California Adventure & Downtown Disney
Hotels
Anaheim Convention Center
Retail
W BALL RD
Best Western Courtesy Inn
Holiday Inn Hotel & Suites
Surface Parking
West Parking Structure
Hotel Menage
Toontown
Thunder Mountain
Fantasy Land
Submarine Ride
Tom Sawyer's Island
Frontier Land
Howard Johnson Plaza Hotel
Anaheim Fairfield Inn by Marriott
Anaheim Quality Inn & Suites
Disneyland Hotel Parking Structure
Haunted Mansion
DISNEYLAND
Star Tours
Space Mountain
Main Street
Pirates of the Carribean
Indiana Jones
Tropicana Inn & Suites
BW Park Place Inn
Park Vue
Desert Inn & Suites
Days Inn Maingate
Disneyland Hotel
Downtown Disney
Anaheim
Grand Californian Hotel
Future Disney Parking
BW Anaheim Inn
Ramada Maingate
Saga Inn
DISNEY WAY
SANTA ANA FREEWAY
S PALM ST
W LASTER AVE
Disney's Paradise Pier Hotel
Disney California Adventure
Anaheim Plaza Hotel
Anaheim Garden Walk
Castle Inn & Suites
Cars Land
Four Points by Sheraton
S WALNUT ST
S DISNEYLAND DR
S HARBOR BLVD
DISNEYLAND
W KATELLA AVE
Alamo Inn
Stovall's Inn
Econolodge at the Park
Annabella Hotel
Jolly Roger
Sheraton Park Hotel At The Anaheim Resort
Future Disney "Third Gate" Site
Disney Surface Parking
Stoddard Park
S 9TH ST
S JANETTE LN
Anaheim Convention Center
W CONVENTION WAY
W WAKEFIELD AVE
RICKY AVE
S WEST ST
Clarion Hotel Anaheim Resort
Marriott Anaheim
Quality Hotel Maingate
Courtyard Hotel
Doubletree Suites
S HASTER ST
W ORANGEWOOD AVE
Anaheim Express Inn
Anaheim Carriage Inn
Ramada Inn
Ponderosa Park
Embassy Suites – Anaheim
11767 Harbor Boulevard
Garden Grove, CA 92840
Stanford Inn & Suites
Hampton Inn & Suites
WEST ST
S HARBOR BLVD
Hilton Garden Inn
Hyatt Regency Orange County
W CHAPMAN AVE
LOS ANGELES
Long Beach
Anaheim
PACIFIC OCEAN
MAP © 2014 CARTIFACT · DATA © BROADMAP

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

		Cut-off Date Balance:	$44,700,000
2550 Canyon Springs Parkway	Collateral Asset Summary – Loan No. 8	Cut-off Date LTV:	71.0%
Riverside, CA 92507	Canyon Crossing	U/W NCF DSCR:	1.36x
		U/W NOI Debt Yield:	9.3%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

		Cut-off Date Balance:	$44,700,000
2550 Canyon Springs Parkway	Collateral Asset Summary – Loan No. 8	Cut-off Date LTV:	71.0%
Riverside, CA 92507	Canyon Crossing	U/W NCF DSCR:	1.36x
		U/W NOI Debt Yield:	9.3%

Mortgage Loan Information			Property Information
Loan Seller:	UBSRES		Single Asset / Portfolio:	Single Asset
Loan Purpose:	Acquisition		Property Type:	Anchored Retail
Sponsor:	William L. Hutchinson		Collateral:	Fee Simple
Borrower:	Canyon Crossing Dunhill LLC		Location:	Riverside, CA
Original Balance:	$44,700,000		Year Built / Renovated:	2008 / NAP
Cut-off Date Balance:	$44,700,000		Total Sq. Ft.:	295,949
% by Initial UPB:	3.6%		Property Management:	Dunhill Partners West
Interest Rate:	4.9975%		Underwritten NOI:	$4,172,725
Payment Date:	6th of each month		Underwritten NCF:	$3,924,631
First Payment Date:	January 6, 2014		Appraised Value:	$62,945,000
Maturity Date:	December 6, 2023		Appraisal Date:	October 7, 2013
Amortization:	Interest only for first 48 months; 360
	months thereafter		Historical NOI
Additional Debt(1):	$5,960,000 Mezzanine Debt		Most Recent NOI:	$3,745,960 (T-12 October 31, 2013)
Call Protection(2):	L(27), D(89), O(4)		2012 NOI:	$3,630,030 (December 31, 2012)
Lockbox / Cash Management:	Hard / Springing		2011 NOI:	$3,865,753 (December 31, 2011)
			2010 NOI:	$3,710,752 (December 31, 2010)
Reserves(3)(4)
	Initial	Monthly	Historical Occupancy
Taxes:	$183,508	$50,974	Most Recent Occupancy:	92.5% (October 1, 2013)
Insurance:	$48,763	$4,600	2012 Occupancy:	90.8% (December 31, 2012)
TI/LC:	$0	$16,667	2011 Occupancy:	90.3% (December 31, 2011)
Replacement:	$0	$3,699	2010 Occupancy:	81.2% (December 31, 2010)
Phenix Salon Reserve:	$2,000,000	$0
(1)   For additional information on the mezzanine loan, see “Current Mezzanine or Subordinate Indebtedness” herein.
(2)   Partial release is permitted. See “Partial Release” herein.
(3)   See “Initial Reserves” and “Ongoing Reserves” herein.
(4)   In connection with the acquisition of the mortgaged property, an escrow (which is not security for the mortgage loan) was established to secure the performance of Easy Life Furniture, Inc., a tenant at the mortgaged property, under its lease. Pursuant to the related escrow agreement, if any funds from such escrow are released to the borrower, the escrow agent will be required to deposit such funds directly into the clearing account. Upon the occurrence of certain events specified in such escrow agreement (including, without limitation, such tenant being more than 60 days in arrears in the payment of rent, or having gone dark for 15 consecutive days, or such tenant filing for bankruptcy protection), the borrower may elect to have the entire remaining portion of such escrow account disbursed; in such event, a portion of such funds up to the amount of $350,000 will be deposited into the TI/LC reserve account (to be applied to secure a new tenant for the space related to such lease) and any remainder of such funds will be deposited into a separate reserve account (to be paid to the borrower, in monthly installments equal to the amount of rent that such tenant would have paid, in accordance with the mortgage loan agreement).
(5)   Based on amortizing debt service payments for the Canyon Crossing Loan and interest only payments on the Canyon Crossing Mezzanine Loan. Based on the current interest only payments, the Underwritten NOI DSCR and Underwritten NCF DSCR are 1.84x and 1.73x, respectively, for the mortgage loan and the Underwritten NOI DSCR and Underwritten NCF DSCR are 1.45x and 1.37x, respectively, for the total debt.

Waba Reserve:	$89,756	$0

Financial Information
	Mortgage Loan	Total Debt
Cut-off Date Balance / Sq. Ft.:	$151	$171
Balloon Balance / Sq. Ft.:	$137	$157
Cut-off Date LTV:	71.0%	80.5%
Balloon LTV:	64.2%	73.7%
Underwritten NOI DSCR(6):	1.45x	1.20x
Underwritten NCF DSCR(6):	1.36x	1.13x
Underwritten NOI Debt Yield:	9.3%	8.2%
Underwritten NCF Debt Yield:	8.8%	7.7%
Underwritten NOI Debt Yield at Balloon:	10.3%	9.0%
Underwritten NCF Debt Yield at Balloon:	9.7%	8.5%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

		Cut-off Date Balance:	$44,700,000
2550 Canyon Springs Parkway	Collateral Asset Summary – Loan No. 8	Cut-off Date LTV:	71.0%
Riverside, CA 92507	Canyon Crossing	U/W NCF DSCR:	1.36x
		U/W NOI Debt Yield:	9.3%

Tenant Summary
	Ratings (Fitch/Moody’s/S&P)(1)	Total Sq. Ft.	% of Total Sq. Ft.	Lease Expiration	Annual U/W Base Rent PSF(2)	Total Sales (000s)(3)	Sales PSF(3)	Occupancy Cost (% of Sales)(3)

Anchor Tenant
Toys “R” Us(4)	B-/B2/B	73,370	24.8%	1/31/2024	$16.50	NAV	NAV	NAV

Major Tenants
Johns Incredible Pizza(5)	NR/NR/NR	50,000	16.9%	10/31/2022	$13.44	NAV	NAV	NAV
Mor Furniture for Less(6)	NR/NR/NR	45,875	15.5%	8/31/2020	$10.20	$12,000	$262	3.9%
Staples(7)	BBB/Baa2/BBB	20,388	6.9%	3/31/2018	$14.25	NAV	NAV	NAV
Howard’s Appliances(8)	NR/NR/NR	18,293	6.2%	3/31/2018	$19.77	NAV	NAV	NAV
Party City(9)	NR/B3/B	15,625	5.3%	1/31/2019	$18.70	$2,433	$156	13.6%
Easy Life Furniture(10)	NR/NR/NR	14,950	5.1%	12/31/2017	$16.34	$2,391	$160	13.1%
Subtotal		165,131	55.8%

In-line Tenants (<10,000 sq. ft.)		22,895	7.7%	Various	$29.07	NAV	NAV	NAV
Outparcel Tenants		12,280	4.1%	Various	$34.61	$3,720	$303	12.8%
Total Occupied Collateral		273,676	92.5%

Vacant		22,273	7.5%
Total/Wtd. Avg.		295,949	100.0%

(1)	Certain ratings are those of the parent company whether or not the parent company guarantees the lease.
(2)	Annual U/W Base Rent PSF includes contractual rent steps through September 1, 2014.
(3)
Total Sales (000s), Sales PSF and Occupancy Cost (% of Sales) are provided by the borrower and only include tenants reporting an entire 12 months of sales as of September 30, 2013. Total Sales (000s), Sales PSF and Occupancy Cost (% of Sales) for Mor Furniture for Less was estimated by the tenant.

(4)	Toys “R” Us has seven, five-year renewal options remaining with 180 days prior notice.
(5)	Johns Incredible Pizza has three, five-year renewal options and one, four-year renewal option remaining with 270 days prior notice.
(6)	Mor Furniture for Less has two, five-year renewal options remaining with 12 months prior notice.
(7)	Staples has four, five-year renewal options remaining with 180 days prior notice.
(8)	Howard’s Appliances has two, five-year renewal options remaining with 180 days prior notice.
(9)	Party City has three, five-year renewal options remaining with 270 days prior notice.
(10)	Easy Life Furniture has two, five-year renewal options remaining with 180 days prior notice.

Lease Rollover Schedule(1)
Year	# of Leases Expiring	Total Expiring Sq. Ft.	% of Total Sq. Ft. Expiring	Cumulative Sq. Ft. Expiring	Cumulative % of Sq. ft. Expiring	Annual U/W Base Rent Per Sq. Ft.(2)(3)	% U/W Base Rent Rolling(2)(3)	Cumulative % of U/W Base Rent(2)(3)
MTM	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2013	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2014	1	1,627	0.5%	1,627	0.5%	$18.54	0.7%	0.7%
2015	0	0	0.0%	1,627	0.5%	$0.00	0.0%	0.7%
2016	0	0	0.0%	1,627	0.5%	$0.00	0.0%	0.7%
2017	3	22,030	7.4%	23,657	8.0%	$23.16	11.0%	11.7%
2018	5	48,186	16.3%	71,843	24.3%	$20.98	21.8%	33.5%
2019	1	15,625	5.3%	87,468	29.6%	$18.70	6.3%	39.8%
2020	1	45,875	15.5%	133,343	45.1%	$10.20	10.1%	49.9%
2021	0	0	0.0%	133,343	45.1%	$0.00	0.0%	49.9%
2022	2	57,000	19.3%	190,343	64.3%	$15.26	18.8%	68.7%
2023	2	5,219	1.8%	195,562	66.1%	$21.00	2.4%	71.1%
Thereafter	2	78,114	26.4%	273,676	92.5%	$17.14	28.9%	100.0%
Vacant	NAP	22,273	7.5%	295,949	100.0%	NAP	NAP
Total / Wtd. Avg.	17	295,949	100.0%			$16.92	100.0%
(1)	Certain tenants have lease termination options that may become exercisable prior to the originally stated expiration date of the tenant lease that are not considered in the lease rollover schedule.
(2)	Annual U/W Base Rent Per Sq. Ft., % U/W Base Rent Rolling and Cumulative % of U/W Base Rent include contractual rent steps through September 1, 2014.
(3)
Annual U/W Base Rent Per Sq. Ft., % U/W Base Rent Rolling and Cumulative % of U/W Base Rent are based on the underwritten occupied base rent and underwritten occupied sq. ft., and exclude any gross up of vacant space.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

		Cut-off Date Balance:	$44,700,000
2550 Canyon Springs Parkway	Collateral Asset Summary – Loan No. 8	Cut-off Date LTV:	71.0%
Riverside, CA 92507	Canyon Crossing	U/W NCF DSCR:	1.36x
		U/W NOI Debt Yield:	9.3%

The Loan. The Canyon Crossing loan (the “Canyon Crossing Loan”) is a fixed rate loan secured by the borrower’s fee simple interest in a 295,949 sq. ft. anchored retail center located at 2550 Canyon Springs Parkway in Riverside, California (the “Canyon Crossing Property”) with an original principal balance of $44.7 million. The Canyon Crossing Loan has a ten-year term and amortizes on a 30-year schedule after an initial four-year interest only period. The Canyon Crossing Loan accrues interest at a fixed rate equal to 4.9975% and has a cut-off date balance of $44.7 million. The Canyon Crossing Loan, together with approximately $15.5 million of sponsor equity and an approximately $6.0 million mezzanine loan, were used to acquire the Canyon Crossing Property for a purchase price of approximately $62.9 million, fund upfront reserves of approximately $2.3 million and pay closing costs of approximately $0.9 million. Based on the appraised value of approximately $62.9 million as of October 7, 2013, the cut-off date LTV is 71.0%. The most recent prior financing of the Canyon Crossing Property was not included in a securitization.

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Loan Amount	$44,700,000	67.5%	Purchase Price	$62,944,162	95.1%
Mezzanine Loan	$5,960,000	9.0%	Reserves	$2,322,027	3.5%
Sponsor Equity	$15,547,513	23.5%	Closing Costs	$941,324	1.4%
Total Sources	$66,207,513	100.0%	Total Uses	$66,207,513	100.0%

The Borrower / Sponsor. The borrower, Canyon Crossing Dunhill LLC, is a single purpose Delaware limited liability structured to be bankruptcy-remote with two independent directors in its organizational structure. The nonrecourse carve-out guarantor is William L. Hutchinson, President of Dunhill Partners and the sponsor of the borrower.

Dunhill Partners (“Dunhill”) is a full-service real estate investment, leasing and management company based in Dallas, Texas. William L. Hutchinson founded Dunhill in 1984. Dunhill has acquired and sold over $3 billion worth of shopping centers over the last ten years and currently owns and manages more than 4.5 million sq. ft. of retail properties in Texas, California, and Hawaii. Dunhill frequently invests in properties with joint venture capital partners, which currently include Kimco Realty, RioCan Real Estate Investment Trust, Pacific Coast Capital Partners, LLC, as well as a number of high net worth individuals. Dunhill’s key employees invest in every Dunhill deal.

The Property. The Canyon Crossing Property is a 295,949 sq. ft. anchored retail shopping center constructed in 2008 on a 35.3-acre site located in Riverside, California, approximately 55 miles east of Los Angeles. The Canyon Crossing Property is comprised of seven retail buildings, two outparcel restaurant buildings, and six undeveloped outparcels, and is shadow-anchored by an approximately 185,000 sq. ft. Walmart Supercenter and an approximately 45,000 sq. ft. LA Fitness. The Canyon Crossing Property is anchored by Toys “R” Us and includes major tenants Johns Incredible Pizza, Mor Furniture for Less, Staples and Howard’s Appliances. Hooter’s and Jason’s Deli occupy the outparcel restaurant buildings. As of the October 1, 2013 rent roll, the Canyon Crossing Property was 92.5% occupied.

The Canyon Crossing Property is located in a major retail hub at the junction of Interstate 215 (Escondido Freeway) and State Route 60 (Pomona Freeway) featuring Walmart, Sam’s Club, Target, Costco, Lowe’s, Sports Authority and Best Buy among other national tenants as well as the Moreno Valley Mall, which is anchored by Macy’s, JCPenney and Sears. The Canyon Crossing Property features direct frontage and exposure on both Interstate 215 and State Route 60, with average daily traffic counts of 122,852 and 137,456, respectively. Interstate 215 is a north-south business loop connecting the San Bernardino Freeway, a transcontinental highway, which connects Los Angeles to the rest of the nation, and the Ontario Freeway, which connects San Diego County and Nevada. State Route 60 connects Los Angeles to the cities of Riverside and Banning.

The Market. The Canyon Crossing Property is located in Riverside, California, within Riverside County. Riverside County is located in the southern portion of the state to the east of Los Angeles and together with San Bernardino County is known as the Inland Empire. Large-scale development in the Inland Empire began in the 1970’s with residential bedroom communities due to low housing costs and ample freeway access to larger employment centers in Los Angeles County and Orange County. Industrial development followed as well due to lower costs and transportation infrastructure. According to the appraisal, the estimated population of the Inland Empire as of 2013 was 4.4 million, an increase of 3.9% since 2010, and unemployment as of June 2013 was 10.2%, a decrease from 13.9% in 2010. The population within a one-, three- and five-mile radius is 6,522, 90,781, and 246,667, respectively. The average household income within a one-, three-, and five-mile radius is $63,645, $63,628, and $68,678, respectively.

According to the appraisal, the Canyon Crossing Property is located in the Moreno Valley / Riverside / Corona retail submarket, which contains approximately 10.2 million square feet. As of the second quarter of 2013, the overall vacancy rate was 6.8%, which represented a decrease of 20 basis points over the previous quarter and a decrease of 230 basis points from its recession peak of 9.1% in 2009. The average rental rate for the market was $20.36 per sq. ft. which represented a $0.09 per sq. ft. increase over the previous quarter’s average rental rate of $20.27 per sq. ft. and a slight increase over the 2012 year-end rate of $20.34 per sq. ft.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

		Cut-off Date Balance:	$44,700,000
2550 Canyon Springs Parkway	Collateral Asset Summary – Loan No. 8	Cut-off Date LTV:	71.0%
Riverside, CA 92507	Canyon Crossing	U/W NCF DSCR:	1.36x
		U/W NOI Debt Yield:	9.3%

The chart below details the Canyon Crossing Property’s competitive set.

Competitive Set(1)
Name	Canyon Crossing Property(2)	Towngate Center	Moreno Valley Plaza	TownGate Crossing	Mission Grove Plaza	Canyon Crest Town Center	University Village
Distance from Subject	NAP	1.5 miles	2.2 miles	0.5 miles	4.3 miles	4.1 miles	5.1 miles
Property Type	Anchored Retail	Anchored Retail	Anchored Retail	Anchored Retail	Anchored Retail	Anchored Retail	Anchored Retail
Year Built / Renovated	2008	1988	1983	2003	1992	1978	1997
Total Occupancy	92.5%	91.0%	85.0%	96.0%	91.0%	97.0%	84.0%
Size (Sq. Ft.)	295,949	379,775	341,000	246,350	351,745	250,884	222,336
Anchors / Major Tenants	Toys “R” Us, Johns Incredible Pizza, Mor Furniture for Less	Burlington Coat Factory, TJ Maxx/Home Goods, Regency Theaters	Superior Warehouse, Harbor Freight Tools, Big Lots	Lowe’s Home Improvement, Sports Authority	Super K-Mart, SteinMart, Ralphs	Ralphs, Rite-Aid	Regency Movie Theater
(1)	Source: Appraisal
(2)	Based on the rent roll dated October 1, 2013.

Cash Flow Analysis.

Cash Flow Analysis
	2011	2012	T-12 10/31/2013	U/W	U/W PSF
Base Rent	$4,215,888	$4,215,437	$4,258,543	$4,445,692	$15.02
Vacancy Gross Up(1)	0	0	0	502,099	1.70
Rent Steps(2)	0	0	0	184,049	0.62
Gross Potential Rent	$4,215,888	$4,215,437	$4,258,543	$5,131,840	$17.34
Total Recoveries	870,904	806,999	943,154	1,254,439	4.24
Total Other Income(3)	15,880	20,350	19,495	24,000	0.08
Less: Vacancy(4)	(10,229)	(14,821)	(14,821)	(644,878)	(2.18)
Effective Gross Income	$5,092,443	$5,027,965	$5,206,371	$5,765,402	$19.48
Total Operating Expenses	1,226,690	1,397,935	1,460,411	1,592,677	5.38
Net Operating Income(5)	$3,865,753	$3,630,030	$3,745,960	$4,172,725	$14.10
TI/LC	0	0	0	203,701	0.69
Capital Expenditures	0	0	0	44,392	0.15
Net Cash Flow	$3,865,753	$3,630,030	$3,745,960	$3,924,631	$13.26
(1)	U/W Vacancy Gross Up is based on vacant sq. ft. as of the rent roll dated October 1, 2013 grossed up at the appraiser’s market rent conclusion for each respective space type.
(2)	U/W Rent Steps includes contractual rent increases through September 1, 2014.
(3)	Total Other Income includes interest income and late fees.
(4)	U/W Vacancy is based on the actual economic vacancy of 10.1%. Actual physical vacancy is 7.5% as of rent roll dated October 1, 2013.
(5)
The increase in U/W Net Operating Income over the trailing 12-months ended October 31, 2012 is primarily attributable to (i) an approximately $287,381 increase in base rent due to recent leases being executed including Phenix Salon, Round Table Pizza, Burger Boss and Waba Grill, (ii) scheduled rent increases of $184,049, and (iii) a $334,051 increase in recoveries due to increases in occupancy.

Property Management. The Canyon Crossing Property is managed by Dunhill Partners West, an affiliate of the borrower.

Lockbox / Cash Management. The Canyon Crossing Loan is structured with a hard lockbox and springing cash management. All rents and other payments are required to be deposited directly into a clearing account controlled by the lender. So long as no Cash Management Trigger Event Period (defined below) exists, all funds in the clearing account shall be released to the borrower. During the existence of a Cash Management Trigger Event Period, all funds in the clearing account shall be swept daily into an account controlled by the lender (the “Cash Management Account”) and all funds in the Cash Management Account shall be applied by the lender to payments of debt service, required reserves, approved operating expenses and other items required under the loan documents and then to pay debt service on the mezzanine loan to the borrower’s affiliate and, in the absence of any Cash Sweep Event Period (defined below), the remaining cash flow will be released to the borrower. During the existence of any Cash Sweep Event Period (other than an

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

		Cut-off Date Balance:	$44,700,000
2550 Canyon Springs Parkway	Collateral Asset Summary – Loan No. 8	Cut-off Date LTV:	71.0%
Riverside, CA 92507	Canyon Crossing	U/W NCF DSCR:	1.36x
		U/W NOI Debt Yield:	9.3%

event of default), the remaining cash flow shall be held by the lender as additional collateral for the loan. Upon the occurrence and during the continuation of any event of default, funds in the Cash Management Account may, in the lender’s discretion, be held as additional collateral for the loan or applied to any obligations under the loan documents.

A “Cash Management Trigger Event Period” will exist (a) during a Cash Sweep Event Period, or (b) if the DSCR based on the trailing six month period immediately preceding the date of determination falls below 1.20x, until such time that the DSCR is greater than 1.25x for two consecutive quarters.

A “Cash Sweep Event Period” will exist (i) during an event of default under the loan documents, (ii) upon the bankruptcy or insolvency of guarantor, sponsor or manager, upon a bankruptcy action of the borrower, mezzanine borrower, guarantor or property manager, until such time that, (a) with respect to the borrower, mezzanine borrower, or guarantor, the bankruptcy action has been discharged, stayed or dismissed within 60 days or (b) with respect to the property manager, such property manager has been replaced in accordance with the loan documents, or (iii) if the DSCR based on the trailing six month period immediately preceding the date of determination falls below 1.15x, until such time that the DSCR is greater than 1.20x for two consecutive quarters.

Initial Reserves. At closing, the borrower deposited (i) $183,508 into the tax reserve account, (ii) $48,763 into the insurance reserve account, (iii) $2,000,000 into a Phenix Salon Reserve fund, and (iv) $89,756 into the Waba Reserve fund. Phenix Salon and Waba are tenants that have executed leases but were not yet in occupancy at closing. However, Phenix Salon is now in occupancy and, with respect to the $2,000,000 reserve established with respect to such tenant, (i) a $46,612  portion of such reserve related to leasing commissions will be released to the borrower to pay such leasing commissions in accordance with the provisions of the loan documents generally applicable to leasing commissions, (ii) a $126,606 portion of such reserve related to the remaining portion of a tenant improvement allowance will be released to the borrower, subject to, among other things, delivery of a satisfactory estoppel from Phenix Salon confirming Phenix Salon has accepted delivery of its premises, is open for business, has completed all tenant’s work required to be performed under its lease, and the date through which rent has been paid, and (iii) with respect to the remaining $1,826,783 in the rent reserve related to Phenix Salon, such amount will be released to the borrower given, among other things, (a) delivery of a satisfactory estoppel from Phenix Salon confirming Phenix Salon has accepted delivery of its premises, is open for business, all free rent periods have expired and Phenix Salon is paying full, unabated rent, and (b) delivery of a certification by the borrower confirming the matters in the estoppel.

Ongoing Reserves. On a monthly basis, the borrower is required to deposit reserves of (i) 1/12 of the estimated annual real estate taxes, which currently equates to $50,974, into a tax reserve account, (ii) 1/12 of the annual insurance premiums, which currently equates to $4,600, into an insurance reserve account, (iii) $3,699 into a replacement reserve account, and (iv) $16,667 into a TI/LC reserve account, subject to a cap of $600,000.

Current Mezzanine or Subordinate Indebtedness. In conjunction with the Canyon Crossing Loan, Soma Specialty Finance LLC provided a $5.96 million mezzanine loan (the “Canyon Crossing Mezzanine Loan”) that is secured by a pledge of the equity interests in the borrower. The Canyon Crossing Mezzanine Loan is coterminous with the Canyon Crossing Loan and requires payments of interest only at a rate of 10.000% per annum.

Future Mezzanine or Subordinate Indebtedness Permitted. None.

Partial Releases. The borrower may obtain the release of non-income producing portions of the Canyon Crossing Property provided, among other things, that: (i) the borrower shall either (a) prepay a portion of the Canyon Crossing Loan equal to the release price for such parcel, together with a yield maintenance premium of 1.0%, or (b) if the release date of such parcel occurs (after the expiration of the lockout period, defease a portion of the Canyon Crossing Loan equal to the release price of such parcel, notwithstanding the foregoing clauses (a) and (b), with respect to the release of the parcel identified in the loan documents as “Assessor’s Parcel Number 291-460-017”, if such release occurs within nine months after the Canyon Crossing Loan closing date, the borrower has the right to deposit an amount equal to the release price for such parcel into a substitute collateral reserve account); (ii) immediately following the release of a release parcel, either (a) the ratio of the outstanding Canyon Crossing Loan balance to the value of the Canyon Crossing Property less the release parcel is less than or equal to 125%, or (b) the Canyon Crossing Loan is paid down by the lesser of the following amounts: (1) if the release parcel is sold to a third party not affiliated with the borrower, the net proceeds of the sale, (2) the fair market value of the release parcel, or (3) an amount such that the loan to value ratio does not increase at the time of the release.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

		Cut-off Date Balance:	$44,700,000
2550 Canyon Springs Parkway	Collateral Asset Summary – Loan No. 8	Cut-off Date LTV:	71.0%
Riverside, CA 92507	Canyon Crossing	U/W NCF DSCR:	1.36x
		U/W NOI Debt Yield:	9.3%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

		Cut-off Date Balance:	$44,700,000
2550 Canyon Springs Parkway	Collateral Asset Summary – Loan No. 8	Cut-off Date LTV:	71.0%
Riverside, CA 92507	Canyon Crossing	U/W NCF DSCR:	1.36x
		U/W NOI Debt Yield:	9.3%

Canyon Crossing
2550 Canyon Springs Parkway
Riverside, CA 92507
San Bernardino
Colton
Bloomington
Arrowhead Regional Medical Center
Citrus Plaza
Redlands
Loma Linda
Loma Linda University
ESRI Headquarters
Grand Terrace
Riverside
Riverside City College
Riverside Plaza
University of California-Riverside
Fairmont Park Golf Course
Victoria Golf Course
Canyon West Golf Course
Box Springs Mountain Reserve
Sycamore Canyon
Sycamore Canyon Wilderness Park
Canyon Crest
Alessandro Heights
Mission Grove
Moreno Valley
Moreno Valley Mall
Riverside County Regional Medical Center
Moreno Valley Ranch Golf Club
Kaiser Moreno Valley Community Hospital
March Air Reserve Base
Lieutenant General Archie J. Old Jr Golf Course
Lake Perris State Recreation Area
Lake Perris
San Bernardino Fwy
Riverside Fwy
W San Bernardino Ave
E Lugonia Ave
Redlands Blvd
Barton Rd
Brookside Ave
W Cypress Ave
San Timoteo Canyon Rd
Reche Canyon Rd
W Agua Mansa Rd
Agua Mansa Rd
S Riverside Ave
S La Cadena Dr
Cedar Ave
Center St
Iowa Ave
Market St
Chicago Ave
Central Ave
Victoria Ave
Alessandro Blvd
E Alessandro Blvd
Trautwein Rd
Washington St
Sycamore Canyon Blvd
Arnold Blvd
Day St
Frederick St
Heacock St
Nason St
Ironwood Ave
Cottonwood Ave
Cactus Ave
Iris Ave
Lasselle St
N Perris Blvd
Los Angeles
Pacific Ocean
MAP © 2014 CARTIFACT DATA © BROADMAP

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

53 Broadway Brooklyn, NY 11249	Collateral Asset Summary – Loan No. 9 53 Broadway	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$37,000,000 62.4% 1.22x 7.9%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

53 Broadway Brooklyn, NY 11249	Collateral Asset Summary – Loan No. 9 53 Broadway	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$37,000,000 62.4% 1.22x 7.9%

Mortgage Loan Information			Property Information
Loan Seller:	GACC		Single Asset / Portfolio:	Single Asset
Loan Purpose:	Acquisition		Property Type:	Mid-Rise Multifamily
Sponsor:	Jonathan Joels; Richard Kreisel-Kilstock		Collateral:	Fee Simple
Borrower:	Broadway Brooklyn Acquisition, LLC		Location:	Brooklyn, NY
Original Balance:	$37,000,000		Year Built / Renovated:	2013 / NAP
Cut-off Date Balance:	$37,000,000		Total Units(5)(7):	75
% by Initial UPB:	3.0%		Property Management:	Metro Management Development, Inc.
Interest Rate:	4.9800%		Underwritten NOI:	$2,917,856
Payment Date:	6th of each month		Underwritten NCF:	$2,899,106
First Payment Date:	March 6, 2014		“As-is” Appraised Value(8):	$59,300,000
Maturity Date:	February 6, 2024		“As-is” Appraisal Date:	December 12, 2013
Amortization:	Interest only for first 60 months; 360 months thereafter		“As Stabilized” Appraised Value(9):	$59,700,000
Additional Debt:	None		“As Stabilized” Appraisal Date:	July 1, 2014
Call Protection(1):	L(25), D(91), O(4)
Lockbox / Cash Management(2):	Soft / Springing		Historical NOI(10)
			Most Recent NOI:	NAP
Reserves(3)			2012 NOI:	NAP
	Initial	Monthly	2011 NOI:	NAP
Taxes:	$4,972	$2,486	2010 NOI:	NAP
Insurance:	$3,552	$3,552
Replacement:	$0	$1,563	Historical Occupancy(10)
TI/LC:	$317,400	$1,428	Current Occupancy(11):	100.0% (January 9, 2014)
Multifamily Pre-Paid Rent & Concessions:	$229,910	$0	2012 Occupancy:	NAP
Additional Commercial Income:	$79,350	$0	2011 Occupancy:	NAP
Other Income:	$154,320	$0	2010 Occupancy:	NAP
Common Charges:	$0	1/12 of annual budget
(1)   Partial release is permitted. See “Partial Release” herein.
(2)   The lockbox is soft for residential tenants and hard for commercial tenants. See “Lockbox / Cash Management” herein.
(3)   See “Initial Reserves” and “Ongoing Reserves” herein.
(4)   Deposits to the Commercial/Parking Rent reserve come from an escrow funded by the previous owner of the 53 Broadway Property and are held by an escrow agent. See “Initial Reserves” and “Ongoing Reserves” herein.
(5)   Based on 75 residential apartments.
(6)   Based on amortizing debt service payments. Based on the current interest only payments, the Underwritten NOI DSCR and Underwritten NCF DSCR are 1.56x and 1.55x, respectively.
(7)   The 53 Broadway Property consists of 75 residential apartments, 12,510 sq. ft. of commercial space and a 60-car parking lot.
(8)   The “As-is” Appraised Value includes an “As-is” Appraised Value of $50.3 million for the residential component and an “As-is” Appraised Value of $9.0 million for the commercial component.
(9)   The “As Stabilized” Appraised Value is based on the 53 Broadway Property achieving stabilized operations.  The “As Stabilized” Appraised Value includes an “As Stabilized” Appraised Value of $50.3 million for the residential component which has achieved stabilized operations and is equal to the “As-is” Appraised Value, and an “As Stabilized” Appraised Value of $9.4 million for the commercial component. Based on the Cut-off Date Balance of $37.0 million, the “As Stabilized” LTV ratio is 62.0%.
(10) The 53 Broadway Property was constructed in 2013. As such, Historical NOI and Historical Occupancy are not applicable.
(11) Current Occupancy is based on the 75-unit residential component. The commercial component of the 53 Broadway Property is 77.6% leased.

Overage Payment:	$0	Springing
Commercial/Parking Rent(4):	$0	Ongoing

Financial Information
Cut-off Date Balance / Unit(5):	$493,333
Balloon Balance / Unit(5):	$454,805
Cut-off Date LTV:	62.4%
Balloon LTV:	57.5%
Underwritten NOI DSCR(6):	1.23x
Underwritten NCF DSCR(6):	1.22x
Underwritten NOI Debt Yield:	7.9%
Underwritten NCF Debt Yield:	7.8%
Underwritten NOI Debt Yield at Balloon:	8.6%
Underwritten NCF Debt Yield at Balloon:	8.5%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

53 Broadway Brooklyn, NY 11249	Collateral Asset Summary – Loan No. 9 53 Broadway	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$37,000,000 62.4% 1.22x 7.9%

The Loan.    The 53 Broadway loan (the “53 Broadway Loan”) is a fixed rate loan secured by the borrower’s fee simple interest in the mid-rise multifamily property consisting of 75 residential apartments, 12,510 sq. ft. of commercial space and a 60-car parking lot, located at 53 Broadway in Brooklyn, New York (the “53 Broadway Property”) and has an original principal balance of $37.0 million. The 53 Broadway Loan has a 10-year term and amortizes on a 30-year schedule after an initial 60 month interest only period. The 53 Broadway Loan accrues interest at a fixed rate equal to 4.9800% and has a cut-off date balance of $37.0 million. Loan proceeds, along with approximately $25.2 million of sponsor equity, were used to acquire the 53 Broadway Property for approximately $58.9 million, fund upfront reserves of approximately $0.8 million and pay closing costs of approximately $2.5 million. Based on the “As-is” appraised value of $59.3 million as of December 12, 2013, the cut-off date LTV ratio is 62.4%. Based on the “As Stabilized” appraised value of $59.7 million as of July 1, 2014, the cut-off date “As Stabilized” LTV ratio is 62.0%. The most recent prior financing of the 53 Broadway Property was not included in a securitization.

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Loan Amount	$37,000,000	59.5%	Purchase Price	$58,910,000	94.7%
Sponsor Equity	$25,206,019	40.5%	Reserves	$789,504	1.3%
			Closing Costs	$2,506,515	4.0%
Total Sources	$62,206,019	100.0%	Total Uses	$62,206,019	100.0%

The Borrower / Sponsor.    The borrower, Broadway Brooklyn Acquisition, LLC, is a single-purpose Delaware limited liability company structured to be bankruptcy-remote, with two independent directors in its organizational structure. The sponsors of the borrower and the nonrecourse carve-out guarantors are Jonathan Joels and Richard Kreisel-Kilstock, jointly and severally.

Richard Kreisel-Kilstock has over 20 years of experience in commercial and residential real estate investment, development and management. He has overseen the acquisition and development of several residential, retail and hotel properties. In the last five years Kreisel-Kilstock has managed a $100.0 million portfolio of investment properties for a European family that includes assets across Europe and the United States.

Jonathan Joels has been in the real estate industry for 30 years, including a position as CFO of London & Leeds Corporation, the United States subsidiary of Ladbrokes PLC, a major United Kingom-based multinational corporation. London & Leeds Corporation developed a commercial office portfolio in excess of 2.0 million square feet of office space, located primarily in the Northeastern part of the United States. During that time Joels was involved in structuring partnerships with several domestic and international institutions and banks. Joels has been involved with Richard Kreisel-Kilstock in various private investments and joint ventures.

The Property.    The 53 Broadway Property consists of a seven-story, Class A mid-rise apartment building located in the Williamsburg neighborhood of Brooklyn, New York. The 53 Broadway Property was constructed in 2013 and contains 75 residential apartments, three retail spaces (each with its own storage facility), one community office facility and a 60-car parking lot. The lobby contains a doorman station, two passenger elevators and two seating areas. Tenants have access to common amenities including a roof terrace, fitness center, tenant lounge/game room, and for additional fees, tenants have access to 60 parking spaces, 88 bicycle storage racks, and 74 individual storage units. In addition, each apartment contains a stacked washer and dryer and most units have private outdoor balconies or terraces. As of January 9, 2014, the residential portion is 100.0% occupied. A breakdown of the residential apartment mix is presented in the subsequent chart.

Unit Mix Summary(1)
Unit Type	# of Units	% of Total	Occupancy(2)	Average Unit Size (Sq. Ft.)	Average Monthly Rental Rate	Average Monthly Rental Rate PSF
Studio	8	10.7%	100.0%	486	$2,568	$5.28
1 BD / 1 BA	45	60.0%	100.0%	617	$3,084	$5.00
1 BD / 1 BA + Home Office	14	18.7%	100.0%	675	$3,323	$4.92
2 BD / 2 BA	7	9.3%	100.0%	980	$4,714	$4.81
3 BD / 2 BA	1	1.3%	100.0%	1,205	$7,300	$6.06
Total / Wtd. Avg.	75	100.0%	100.0%	656	$3,282	$5.01
(1)	Based on the Appraisal.
(2)	Based on the rent roll date January 9, 2014.

The commercial space consists of a 1,232 sq. ft. community facility and three retail spaces totaling 7,935 sq. ft., with each space containing an accompanying basement storage area, which total in the aggregate 3,343 sq. ft.  As of February 12, 2014, the commercial space is 77.6% leased. The sponsor signed leases with two tenants totaling 67.7% of the commercial square feet in February 2014. Xin Development is a sales office for a nearby residential condominium and Streets BK LLC is a restaurant tenant. The

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

53 Broadway Brooklyn, NY 11249	Collateral Asset Summary – Loan No. 9 53 Broadway	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$37,000,000 62.4% 1.22x 7.9%

community facility is leased by Britt Realty LLC, the developer of the 53 Broadway Property, which uses the space for its corporate office. A breakdown of the commercial unit mix is presented in the subsequent chart.

Commercial Unit Mix(1)
Tenant	Space	Commercial Sq. Ft.	% of Total Commercial Sq. Ft.	In-Place Rent (PSF)	Market Rent (PSF)(2)	Lease Start	Lease Expiration
Britt Realty LLC	Community Facility	1,232	9.8%	$30.00	$30.00	1/27/2014	1/26/2017
Xin Development	Retail Unit A	3,440	27.5%	$60.10	$60.00	2/12/2014	2/28/2016
Xin Development	Storage Unit A	1,457	11.6%	$0	$0	2/12/2014	2/28/2016
Streets BK LLC	Retail Unit C	2,582	20.6%	$60.00	$60.00	2/1/2014	7/15/2024
Streets BK LLC	Storage Unit C	996	8.0%	$0	$0	2/1/2014	7/15/2024
Total Occupied Space		9,707	77.6%	$41.07	$41.03

Vacant	Retail Unit B	1,913	15.3%	NAP	$60.00
Vacant	Storage Unit B	890	7.1%	NAP	$0
Total Vacant Space(3)		2,803	22.4%

Total		12,510	100.0%

(1)	Based on leases signed in January and February 2014.
(2)	Market Rent (PSF) represents market rent represented in the appraisal.
(3)
At closing, the borrower deposited $317,400 into a TI/LC reserve to be used for leasing up the vacant retail space. In addition, on a monthly basis, funds will be deposited into the commercial rent and parking income escrow account in an amount equal to $55.00 PSF of vacant commercial space.

The 60-car surface parking lot is located at the rear of the 53 Broadway Property. The parking lot has hydraulic lifts accommodating four cars per space and will be leased to a third party owner and staffed with 24-hour parking attendants.

The 53 Broadway Property is structured with two condominium units (a residential condominium unit and a commercial condominium unit). The residential condominium unit consists of the 75 residential apartments and 53 parking spaces in the parking lot while the commercial condominium unit consists of the community facility, the three retail units and the remaining seven parking spaces. The residential component benefits from a 15-year property tax abatement that began in July 2011. The residential-related taxes are fixed for the first 11 years through June 2022, and beginning in July 2022, the tax abatement will burn off at 20.0% per year until June 2026. Due to the real estate tax benefits, rental increases for the residential units will be subject to New York City rent stabilization guidelines until the expiration of the tax benefits in June 2026. The commercial component is in the fourth year of a 25-year industrial and commercial incentive program (“ICIP”), where the tax assessment related to the commercial improvements is fixed through June 2026 and will only increase as a result of an increased land assessment or tax rate change. Beginning in July 2026, the tax abatement will burn off at 10.0% per year until June 2035.

Environmental Matters.    The Phase I environmental report dated October 23, 2013 recommended no further action at the 53 Broadway Property.

The Residential Market.   The 53 Broadway Property is located within the Brooklyn Community District 1, which encompasses the neighborhoods of Greenpoint, Williamsburg and East Williamsburg. Access to Manhattan is provided via the Williamsburg Bridge, which is located one block north of the 53 Broadway Property. Public transportation is frequent with multiple bus stops located nearby and the J, M, and Z subway lines are accessible three blocks east of the 53 Broadway Property. Brooklyn had a 2012 estimated population of 2.5 million and an average household income of $49,090, with 10.5% of the households earning more than $100,000 per year. The number of apartment building sales fell approximately 2.4% from Q3 2012 to Q3 2013, but the median sales price of apartment buildings increased 11.6% over the same period, to $564,720.

As of November 2013, average rents across Brooklyn have increased 2.5% since November 2012 from $2,553 per unit to $2,617 per unit. The main drivers of this annual change are studios, which have increased an average of 7.6% and 2-bedroom units, which have increased an average of 2.6%. Concessions are minimal in the market, with newly constructed properties typically offering one month of concessions. Tenants at the 53 Broadway Property were given concessions of up to a month of free rent, though future concessions are not expected. The appraiser determined rents at the 53 Broadway Property to be supported by market rates, but due to the real estate tax benefit, the 53 Broadway Property units will be subject to rent stabilization until the expiration of the tax benefits. The appraiser identified six comparable rental properties having a range of 31 to 113 units. All of the comparables are recently constructed rental apartment buildings in the immediate area and are in similar condition to the 53 Broadway Property.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

53 Broadway Brooklyn, NY 11249	Collateral Asset Summary – Loan No. 9 53 Broadway	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$37,000,000 62.4% 1.22x 7.9%

The subsequent chart shows a comparison of the competitive set:
Competitive Set(1)
Name	53 Broadway Property	146 South 4th Street	84-80 South 1st Street	185 South 4th Street	205 North 9th Street	225 North 9th Street	220 North 10th Street
Distance from Subject	NAP	0.3 miles	0.4 miles	0.4 miles	0.9 miles	1.0 mile	1.1 mile
Year Built / Renovated	2013	2011	2012	2008	2011	2012	2012
No. of Units	75	113	31	46	113	34	64
Unit Size (Sq. Ft.)	458 – 1,205	391 – 1,281	483 – 1,985	401 – 1,790	409 – 1,192	470 – 958	526 – 1,169
Rent/Unit	$2,400 - $7,300	$2,175 - $6,800	$3,200 - $6,450	$2,000 - $6,744	$2,075 - $5,960	$2,450 - $4,800	$3,200 - $4,750
Avg. Annual Rent PSF	$57.96	$65.39	$56.37	$46.73	$63.59	$61.53	$58.74
(1)	Source: Appraisal

The Retail Market.  As of Q3 2013, Brooklyn contains over 71.0 million square feet of retail with a vacancy of 4.2%. The 53 Broadway Property is located in the North Brooklyn retail submarket, which totals approximately 36.2 million square feet of retail space and has a vacancy of 3.4%. The appraiser identified six comparable retail leases ranging in size from 800 to 2,500 sq. ft. and with annual base rents ranging from $38.71 to $79.50 PSF. The appraiser determined market rent at the 53 Broadway Property to be $60.00 PSF.

Cash Flow Analysis.

Cash Flow Analysis
	U/W	U/W per Unit(1)
Gross Potential Rent	$2,943,546	$39,247
Commercial Income	516,229	$6,883
Other Income(2)	125,160	$1,669
Less: Commercial Vacancy(3)	(25,811)	($344)
Less: Residential Vacancy(4)	(147,177)	($1,962)
Effective Gross Income	$3,411,947	$45,493
Total Operating Expenses	494,091	$6,588
Net Operating Income	$2,917,856	$38,905
Capital Expenditures	18,750	$250
Net Cash Flow	$2,899,106	$38,655

(1)	Based on 75 residential apartments.
(2)	U/W Other Income includes $66,600 from storage unit rental, $48,000 from parking rent and $10,560 from bike storage and miscellaneous fees.
(3)
U/W Commercial Vacancy represents 5.0% of Commercial Income. The commercial component is 77.6% leased. At closing, $317,400 was reserved for costs associated with leasing the vacant commercial space. In addition, on a monthly basis, funds will be deposited into the commercial rent and parking income escrow account in an amount equal to $55.00 PSF of vacant commercial space at the 53 Broadway Property.

(4)	U/W Residential Vacancy represents 5.0% of Gross Potential Rent.

Property Management.    The 53 Broadway Property is managed by Metro Management Development, Inc., which entered into a sub-management agreement with BBA Manager LLC, an affiliate of the borrower.

Lockbox / Cash Management.    The 53 Broadway Loan is structured with a soft lockbox and springing cash management for the residential component and a hard lockbox with springing cash management for the commercial component. All rents are to be transmitted directly by non–residential tenants into the clearing account, and the borrower or manager is required to deposit all residential gross revenues into a clearing account within one business day of receipt. Funds deposited into the clearing account will be swept on a daily basis to the borrower’s operating account unless a Trigger Period (as defined below) is continuing, in which event such funds will be swept into an account controlled by the lender.

A “Trigger Period” will begin upon the occurrence of (i) an event of default or (ii) the debt service coverage ratio falling below 1.10x as of the last day of any calendar quarter and will end upon (a) with respect to clause (i), the date the event of default has been cured and (b) with respect to clause (ii), the date that the debt service coverage ratio is calculated to be 1.15x or greater for two consecutive calendar quarters.

For purposes of calculating the debt service coverage ratio during the first twelve months of the term of the 53 Broadway Loan, the following amounts will be included in calculating cash flow for the 53 Broadway Property: (i) the underwritten net cash flow, (ii) all funds that have been deposited into the commercial/parking rent escrow (as described below) and (iii) $6,430 per month, which represents

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

53 Broadway Brooklyn, NY 11249	Collateral Asset Summary – Loan No. 9 53 Broadway	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$37,000,000 62.4% 1.22x 7.9%

the monthly amount that was reserved at closing into the other income reserve, for each month that has elapsed from closing of the 53 Broadway Loan through the calculation date.

Initial Reserves.    At closing, the borrower deposited (i) $4,972 into a tax reserve account, (ii) $3,552 into an insurance reserve account, (iii) $317,400 into a TI/LC reserve account to be used for leasing up the ground level retail space, (iv) $229,910 into a multifamily pre-paid rent and concessions account, (v) $79,350 into an additional commercial income reserve account and (vi) $154,320 into the other income reserve account, which represents 24 months of projected other income.

Ongoing Reserves.    On a monthly basis, the borrower is required to deposit reserves of (i) 1/12 of the estimated annual real estate taxes, which currently equates to $2,486, into a tax reserve account, (ii) 1/12 of the annual insurance premiums, which currently equates to $3,552, into an insurance reserve account, (iii) $1,563 ($250 per unit annually) into a replacement reserve account, (iv) $1,428 into a TI/LC reserve account and (v) 1/12 of the estimated annual budgeted common charges due. In addition, in the event the 1,913 sq. ft. retail unit B is leased at a rent higher than $55.00 PSF, the borrower will be required to deposit into an overage reserve account, an amount equal to the difference in the rental rate of retail unit B and $55.00 PSF, starting with the month after which such lease is signed until month 24 of the 53 Broadway Loan. The overage reserve account will be used to reimburse the previous owner of the 53 Broadway Property for preparing the retail unit B space for rent.

In addition, in connection with the acquisition of the 53 Broadway Property by the borrower, the previous owner of the 53 Broadway Property deposited $968,850 which represents approximately two years of commercial rent and parking income ($96,000 with respect to parking income and $872,850 with respect to commercial rent) into a commercial/parking rent escrow account held by an escrow agent. On a monthly basis, and until the earlier of (i) the date on which the parking lot and the vacant retail space has been leased with the related tenants paying full unabated rent and (ii) two years from the 53 Broadway Loan closing date, the escrow agent is required to disburse $4,000 (with respect to parking revenue) plus an amount equal to $55.00 PSF of the vacant commercial square feet to a lender controlled escrow account.  At such time that the parking component and remaining vacant commercial space have been leased pursuant to acceptable third-party leases, with the related tenant paying full unabated rent, the escrow agent is required to release any amount attributed to such space to the previous owner of the 53 Broadway Property.  Any such amount that has already been deposited into the lender controlled escrow account with regard to the parking component will be released to the borrower upon the parking component being leased to a third party at an annual rent of at least $48,000, with all tenant improvements and leasing commissions paid in full and the tenant thereunder paying full unabated rent. Any such amount that has already been deposited into the lender controlled escrow account with regard to the commercial space will be released to the borrower upon the entire commercial space being tenanted pursuant to one or more leases requiring annual rental payments of at least $55.00 PSF with all tenant improvements and leasing commissions paid in full and the related tenants are in occupancy and paying full unabated rent. Any such amount that has not been deposited into the lender’s escrow account and is still on deposit with the title company at the expiration of the two year period after closing will be released to the previous owner of the 53 Broadway Property.

Current Mezzanine or Subordinate Indebtedness.    None.

Future Mezzanine or Subordinate Indebtedness Permitted.    None.

Partial Release.  On any date after the lockout period ends, the borrower may obtain the release of the commercial condominium unit, provided, among other things, (i) there is no event of default, (ii) the DSCR for the remaining property is no less than the greater of the DSCR immediately preceding such sale and 1.20x, (iii) the LTV ratio for the remaining property is no more than the lesser of the LTV ratio immediately preceding such sale and 62.4% and (iv) the borrower delivers defeasance collateral in an amount sufficient to defease the greater of (a) 100% of the net sales proceeds with respect to the commercial unit and (b) 125% of the allocated loan amount for the commercial unit.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

53 Broadway Brooklyn, NY 11249	Collateral Asset Summary – Loan No. 9 53 Broadway	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$37,000,000 62.4% 1.22x 7.9%

CARTIFACT
MANHATTAN
GRAMERCY
WEST VILLAGE
GREENWICH VILLAGE
EAST VILLAGE
Washington Square Park
Stuyvesant Square
Tompkins Square Park
New York University
Hudson River Park
HOLLAND TUNNEL
HUDSON RIVER
SOHO
TRIBECA
CUNY Manhattan Comm College
LITTLE ITALY
Sara D Roosevelt Park
CHINATOWN
New York
LOWER EAST SIDE
World Financial Center
World Trade Center
BATTERY PARK
New York Downtown Hospital
FINANCIAL DISTRICT
Battery Park
FDR DRIVE
EAST RIVER
East River Park
WILLIAMSBURG BRDG
MANHATTAN BRDG
BROOKLYN BRDG
53 Broadway
53 Broadway
Brooklyn, NY 11249
Williamsburg
Wallabout Bay
BROOKLYN NAVY YARD
VINEGAR HILL
BROOKLYN
BROOKLYN QUEENS EXPY
FLUSHING AVE
Brooklyn Heights Cinema
BROOKLYN HEIGHTS
New York City College of Technology
DOWNTOWN BROOKLYN
FORT GREENE
BAM Howard Gilman Opera House
Brooklyn Bridge Park Pier 5
Brooklyn Bridge Park Pier 6
BRIC Rotunda Gallery
New York Transit Museum
Long Island University
Brooklyn Hospital Center
Fort Greene Park
BAM Harvey Lichtenstein Theater
Brooklyn Academy of Music
PORT AUTHORITY OF NEW YORK AND NEW JERSEY
COBBLE HILL
Packer Collegiate Institute
Gowanus Houses
BOERUM HILL
Barclays Center
PROSPECT HEIGHTS
RED HOOK
BROOKLYN BATTERY TUNNEL
West New York
NEW JERSEY
NEW YORK
Union City
Hoboken
Hudson River
New York
CHELSEA
SOHO
MANHATTAN
Jersey City
FINANCIAL DISTRICT
East River
QUEENS
ASTORIA
LONG ISLAND CITY
BROOKLYN
UPPER WESTSIDE
Central Park
UPPER EASTSIDE
MIDTOWN

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

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105 Town Center Road King of Prussia, PA 19406	Collateral Asset Summary – Loan No. 10 Valley Forge Shopping Center	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$35,000,000 71.9% 1.33x 8.6%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

105 Town Center Road King of Prussia, PA 19406	Collateral Asset Summary – Loan No. 10 Valley Forge Shopping Center	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$35,000,000 71.9% 1.33x 8.6%

Mortgage Loan Information			Property Information
Loan Seller:	GACC		Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance		Property Type:	Anchored Retail
Sponsor:	Andrew N. Heine		Collateral:	Fee Simple
Borrower:	VF Center Associates, L.P.		Location:	King of Prussia, PA
Original Balance:	$35,000,000		Year Built / Renovated:	1956 / 2012-2014
Cut-off Date Balance:	$35,000,000		Total Sq. Ft.(3):	340,352
% by Initial UPB:	2.8%		Property Management:	Great Hill Property Management LLC
Interest Rate:	4.7600%		Underwritten NOI:	$3,024,743
Payment Date:	6th of each month		Underwritten NCF:	$2,927,056
First Payment Date:	March 6, 2014		“As-is” Appraised Value:	$48,700,000
Maturity Date:	February 6, 2024		“As-is” Appraisal Date:	January 2, 2014
Amortization:	Interest only for the first 12 months,		“As Complete” Appraised Value(4):	$50,800,000
	360 months thereafter		“As Complete” Appraisal Date(4):	August 1, 2014
Additional Debt:	None
Call Protection:	L(25), D(91), O(4)		Historical NOI(5)
Lockbox / Cash Management:	Hard / In Place		Most Recent NOI:	NAP
			2012 NOI:	NAP
Reserves(1)			2011 NOI:	NAP
	Initial	Monthly	2010 NOI:	NAP
Taxes:	$242,399	$43,331
Insurance:	$0	Springing	Historical Occupancy(5)
Replacement:	$0	$2,630	Current Occupancy:	91.5% (December 31, 2013)
TI/LC:	$721,999	$6,100	2012 Occupancy:	NAP
Renovation Reserve:	$945,000	$0	2011 Occupancy:	NAP
Sleepy’s Holdback:	$890,750	$0	2010 Occupancy:	NAP
Rent Concession:	$322,538	$0
(1)   See “Initial Reserves” and “Ongoing Reserves” herein.
(2)   Based on amortizing debt service payments. Based on the current interest only payments, the Underwritten NOI DSCR and Underwritten NCF DSCR are 1.79x and 1.73x, respectively.
(3)   Total Sq. Ft. includes Target and McDonald’s, totaling 168,957 sq. ft., which own their own improvements and operate under ground leases.
(4)   The appraiser determined an “As Complete” Appraised Value of $50.8 million based on the completion of all improvements. Based on the Cut-off Date Balance of $35.0 million, the “As Complete” LTV ratio is 68.9%.
(5)   The Valley Forge Shopping Center Property underwent a major renovation in 2012, when the sponsor vacated and demolished a portion of the center in order to add Target and an additional approximately 11,200 sq. ft. of retail space. The full redevelopment of the Valley Forge Shopping Center Property is estimated to be complete in 2014.

Financial Information
Cut-off Date Balance / Sq. Ft.:		$103
Balloon Balance / Sq. Ft.:		$86
Cut-off Date LTV:		71.9%
Balloon LTV:		60.2%
Underwritten NOI DSCR(2):		1.38x
Underwritten NCF DSCR(2):		1.33x
Underwritten NOI Debt Yield:		8.6%
Underwritten NCF Debt Yield:		8.4%
Underwritten NOI Debt Yield at Balloon:		10.3%
Underwritten NCF Debt Yield at Balloon:		10.0%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

105 Town Center Road King of Prussia, PA 19406	Collateral Asset Summary – Loan No. 10 Valley Forge Shopping Center	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$35,000,000 71.9% 1.33x 8.6%

Tenant Summary
Tenant	Ratings (Fitch/Moody’s/S&P)(1)	Net Rentable Area (Sq. Ft.)	% of Net Rentable Area	U/W Base Rent PSF	% of Total U/W Base Rent	Lease Expiration
Target(2)	A-/A2/A+	165,000	48.5%	$4.24	22.3%	1/1/2040
Bed Bath and Beyond(3)	NR/NR/BBB+	42,101	12.4%	$10.25	13.7%	1/31/2020
Michaels(4)	NR/B3/B	22,242	6.5%	$15.00	10.6%	2/28/2018
Michael’s Deli	NR/NR/NR	11,536	3.4%	$10.00	3.7%	4/30/2017
Peppers	NR/NR/NR	6,592	1.9%	$14.06	2.9%	6/30/2016
Total Major Tenants		247,471	72.7%	$6.76	53.2%
Outparcel		15,807	4.6%	$28.28	14.2%
Remaining Retail Tenants		41,778	12.3%	$23.33	31.0%
Total Retail Collateral		305,056	89.6%	$10.15	98.4%
Office Tenants(5)		4,790	1.4%	$7.82	1.2%
Storage		1,550	0.5%	$7.74	0.4%
Total Occupied		311,396	91.5%	$10.10	100.0%
Vacant		28,956	8.5%
Total		340,352	100.0%

(1)	Certain ratings may be those of the parent company whether or not the parent company guarantees the lease.
(2)
Target, which owns its own improvements and operates under a ground lease, is currently under construction with build out estimated to be completed in April 2014. Target is estimated to open in summer 2014 with rent commencing in April 2014. At closing, $58,333 was reserved representing the March rent payment for Target. Target has five 10-year extension options, each with 12 months prior notice, and no termination options.

(3)	Bed Bath and Beyond has two five-year extension options, and no termination options.
(4)
Michaels has a rent abatement through June 2014. At closing, $51,058 was reserved, representing rent payments through June 2014. Michaels has three five-year extension options remaining, each with 180 days prior notice. Michaels does not have any termination options.

(5)	Includes a 1,716 sq. ft. management office.

Lease Rollover Schedule(1)
Year	# of Leases Expiring	Total Expiring Sq. Ft.	% of Total Sq. Ft. Expiring	Cumulative Sq. Ft. Expiring	Cumulative % of Sq. Ft. Expiring	Annual U/W Base Rent Per Sq. Ft.	% U/W Base Rent Rolling	Cumulative % of U/W Base Rent
MTM	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2014	16	22,369	6.6%	22,369	6.6%	$19.36	13.8%	13.8%
2015	2	6,870	2.0%	29,239	8.6%	$33.27	7.3%	21.0%
2016	2	9,092	2.7%	38,331	11.3%	$17.11	4.9%	26.0%
2017	1	11,536	3.4%	49,867	14.7%	$10.00	3.7%	29.7%
2018	6	31,768	9.3%	81,635	24.0%	$16.10	16.3%	45.9%
2019	2	5,988	1.8%	87,623	25.7%	$29.39	5.6%	51.5%
2020	1	42,101	12.4%	129,724	38.1%	$10.25	13.7%	65.3%
2021	0	0	0.0%	129,724	38.1%	$0.00	0.0%	65.3%
2022	1	3,957	1.2%	133,681	39.3%	$19.88	2.5%	67.8%
2023	1	4,599	1.4%	138,280	40.6%	$30.00	4.4%	72.1%
2024	1	6,400	1.9%	144,680	42.5%	$27.50	5.6%	77.7%
Thereafter	2	166,716	49.0%	311,396	91.5%	$4.20	22.3%	100.0%
Vacant	NAP	28,956	8.5%	340,352	100.0%	NAP	NAP
Total / Wtd. Avg.	35	340,352	100.0%			$10.10	100.0%
(1)
Certain tenants have lease termination options that may become exercisable prior to the originally stated expiration date of the tenant lease and that are not considered in the lease rollover schedule or the site plan.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

105 Town Center Road King of Prussia, PA 19406	Collateral Asset Summary – Loan No. 10 Valley Forge Shopping Center	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$35,000,000 71.9% 1.33x 8.6%

The Loan.    The Valley Forge Shopping Center loan (the “Valley Forge Shopping Center Loan”) is a fixed rate loan secured by the borrower’s fee simple interest in a 340,352 sq. ft. anchored retail shopping center located at 105 Town Center Road in King of Prussia, Pennsylvania (the “Valley Forge Shopping Center Property”) and has an original principal balance of $35.0 million. The Valley Forge Shopping Center Loan has a 10-year term and amortizes on a 360-month schedule, after an initial one-year interest only period. The Valley Forge Shopping Center Loan accrues interest at a fixed rate equal to 4.7600% per annum and has a cut-off date balance of $35.0 million. Loan proceeds were used to retire existing debt of approximately $22.8 million, fund reserves of approximately $3.1 million and closing costs of approximately $0.4 million, giving the sponsor a return of equity of approximately $8.6 million. Based on the “As-is” appraised value of $48.7 million as of January 2, 2014, the “As-is” cut-off date LTV ratio is 71.9%. Based on the “As Complete” appraised value of $50.8 million, the “As Complete” cut-off date LTV ratio is 68.9%. The most recent prior financing of the Valley Forge Shopping Center Property was not included in a securitization.

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Loan Amount	$35,000,000	100.0%	Loan Payoff	$22,813,897	65.2%
			Reserves	$3,122,686	8.9%
			Closing Costs	$425,954	1.2%
			Return of Equity	$8,637,463	24.7%
Total Sources	$35,000,000	100.0%	Total Uses	$35,000,000	100.0%

The Borrower / Sponsor.    The borrower, VF Center Associates, L.P., is a single purpose Delaware limited partnership structured to be bankruptcy-remote, with two independent directors in its organizational structure. The sponsor of the borrower and nonrecourse carve-out guarantor is Andrew N. Heine, the Chairman and CEO of Camden Securities Company.

From 1953 to 1988 Andrew N. Heine practiced law, specializing in mergers and acquisitions. In 1990 Heine joined the family business, Camden Securities Company (“Camden”), acquiring and managing commercial properties throughout the United States. Camden is a third generation family-run business focused on principal investing in the commercial real estate sector and throughout the capital markets. It was founded in the 1940’s by Aaron Heine, and today is managed by Andrew N. Heine. Camden’s managers, and its affiliates, have owned, operated and managed residential, retail and industrial properties, having invested in over 5.0 million square feet of commercial property.

The Property.    The Valley Forge Shopping Center Property consists of a 340,352 sq. ft. anchored shopping center located in King of Prussia, Pennsylvania. The Valley Forge Shopping Center Property was constructed in 1956 and acquired by the sponsor in 1971. In 2012, the sponsor began a $15.4 million redevelopment by demolishing and vacating a portion of the Valley Forge Shopping Center Property in order to add a Target building as well as approximately 11,200 sq. ft. of retail space. The Target building is estimated to be completed in April 2014 and the full redevelopment of the Valley Forge Shopping Center Property is estimated to be complete in the summer of 2014. The Valley Forge Shopping Center Property is anchored by Bed Bath and Beyond, which has been a tenant since 1994 and Michaels, which has been a tenant since 1998. As of December 31, 2013, the Valley Forge Shopping Center Property is 91.5% leased.

Major Tenants.
Target (165,000 sq. ft., 48.5% of NRA, 22.3% of U/W Base Rent). Target (NYSE: TGT), rated A-/A2/A+ by Fitch/Moody’s/S&P, was founded in 1902 and is headquartered in Minneapolis, Minnesota. Target is the second-largest discount U.S. retailer and is ranked 36 on the 2013 Fortune 500. Target operates approximately 1,921 general merchandise stores in the United States and Canada offering household essentials, electronics, food and pet supplies and home furnishings. For the year ended February 2, 2013, Target reported revenue of $73.3 billion and net earnings of $3 billion.

Target executed a 25-year, NNN ground lease in 2011 with five 10-year extension options, prompting a redevelopment of the Valley Forge Shopping Center Property. The Target building is estimated to be completed in April 2014, with the store estimated to open in summer of 2014. Rent for the space will commence in April 2014. The borrower reserved $58,333 at closing for the March rent payment.

Bed Bath and Beyond (42,101 sq. ft., 12.4% of NRA, 13.7% of U/W Base Rent). Bed Bath and Beyond (NASDAQ: BBBY), rated BBB+ by S&P, and subsidiaries operate a chain of retail stores under the names Bed Bath & Beyond in the United States and Canada, as well as, World Market, Cost Plus World Market, Christmas Tree Shops, andThat!, Harmon, Harmon Face Values and buybuy BABY in the United States. Bed Bath and Beyond was founded in 1971 and has more than 1,400 stores, ranging in size from 15,000 to 50,000 sq. ft., with some stores exceeding 80,000 sq. ft. For the fiscal third quarter ended November 30, 2013, Bed Bath and Beyond reported sales of $2.9 billion, and net earnings of $237.2 million.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

105 Town Center Road King of Prussia, PA 19406	Collateral Asset Summary – Loan No. 10 Valley Forge Shopping Center	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$35,000,000 71.9% 1.33x 8.6%

Bed Bath and Beyond has been at the Valley Forge Shopping Center Property since 1994, and is not required to report sales.  Bed Bath and Beyond has two five-year renewal options and does not have any termination options.

Michaels (22,242 sq. ft., 6.5% of NRA, 10.6% of U/W Base Rent). Michaels (NYSE: MIK), rated B3/B by Moody’s/S&P, together with its subsidiaries, is the largest arts and crafts specialty retailer in North America. As of May 2013, Michaels had more than 1,105 stores throughout 49 states in the United States and Canada.  Michaels reported sales of approximately $4.4 billion in 2012.

Michaels has been at the Valley Forge Shopping Center Property since 1998 and has three 5-year extension options remaining. The tenant is not required to report sales and does not have any termination options.

Environmental Matters.    The Phase I environmental report dated January 8, 2014 recommended no further action at the Valley Forge Shopping Center Property except for the implementation of an asbestos operation and maintenance plan. The sponsor obtained an environmental insurance policy related to the presence of a dry cleaner tenant at the Valley Forge Shopping Center Property. See “Risk Factors―Risks Related to the Mortgage Loans―Potential Issuing Entity Liability Related to a Materially Adverse Environmental Condition” in the Free Writing Prospectus.

The Market.    The Valley Forge Shopping Center Property is located in the King of Prussia area of Montgomery County, Pennsylvania. The King of Prussia Mall is located approximately 1.0 mile west of the Valley Forge Shopping Center Property and is the largest super regional mall in the Philadelphia Metropolitan Area. The King of Prussia Mall consists of seven anchor department stores, including Macy’s, Bloomingdales, Neiman Marcus, Nordstrom, Sears, JCPenney and Lord & Taylor, and over 365 specialty stores, encompassing nearly 3.0 million square feet. The mall draws from a trade area that spans most of the Philadelphia MSA and has an estimated 15.0 million shoppers per year.

Public transportation in the area includes various bus routes provided by the Southeastern Pennsylvania Transportation Authority (“SEPTA”), as well as regional rail (train) service, providing access to Center City Philadelphia. In addition, the area has access to numerous roadways including the Pennsylvania Turnpike (Interstate 276), I-76 (Schuylkill Expressway) and Interstate 95, which provide access to New Jersey, Philadelphia, Western Pennsylvania and Pittsburgh. The 2013 population within the Valley Forge Shopping Center Property’s five-mile trade area radius is 194,225 with a median household income of $71,340.

The Philadelphia retail market has been stable over the last eight years. The overall 2014 retail market, consisting of an inventory of approximately 283.6 million square feet, has a vacancy rate of 6.4%, down from 6.7% in 2006. The Valley Forge Shopping Center Property is located within the Montgomery County submarket, which has a 2014 inventory of 50.1 million square feet and a vacancy rate of 6.3%, which has averaged 6.4% over the past five years and 6.3% over the past eight years. The average 2014 rental rate in the Montgomery County submarket is $17.38 PSF, up from $16.94 PSF in 2013.

Within the Valley Forge Shopping Center Property’s five mile trade area radius, there are 1,407 retail buildings with approximately 18.6 million sq. ft. Asking rental rates are higher than the Montgomery County submarket at $18.36 PSF, while the vacancy rate is 4.0%. Vacancy within the area has averaged 4.3% for the past five years and 4.2% for the past eight years.

The appraiser identified five comparable retail centers within a seven-mile radius of the Valley Forge Shopping Center Property. The comparable properties range in size from 102,002 sq. ft. to 223,258 sq. ft. and have a weighted average occupancy of 97.0%.  The chart below shows a comparison of the competitive set:

Competitive Set(1)
Name	Valley Forge Shopping Center Property	King of Prussia Center	Henderson Square	Dekalb Plaza	Courtside Square	Gateway Shopping Center
Distance from Subject	NAP	0.6 miles	2.7 miles	7.0 miles	1.3 miles	2.0 miles
Property Type	Anchored Retail	Strip Center	Anchored Retail	Anchored Retail	Mixed Use	Shopping Center
Year Built / Renovated	1956 / 2012-2014	1995/2003/2010	2000	1993	1961	1970 / 1999
Total Occupancy(2)	91.5%	100.0%	98.2%	95.1%	90.5%	99.4%
Size (Sq. Ft.)(2)	340,352	106,774	107,431	102,002	119,108	223,258
Anchors / Major Tenants	Target, Bed Bath and Beyond, Michaels	Petco Grocery Store	GIANT Grocery	ACME Grocery	None	Five Below, TJ Maxx, Staples
(1)	Source: Appraisal
(2)	Total Occupancy and Size (Sq. Ft.) for the Valley Forge Shopping Center Property is as of the December 31, 2013 rent roll.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

105 Town Center Road King of Prussia, PA 19406	Collateral Asset Summary – Loan No. 10 Valley Forge Shopping Center	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$35,000,000 71.9% 1.33x 8.6%

Cash Flow Analysis.

Cash Flow Analysis
	U/W	U/W PSF
Base Rent(1)	$2,490,925	$7.32
Target Rent	700,000	2.06
Value of Vacant Space	352,371	1.04
Gross Potential Rent	$3,543,297	$10.41
Total Recoveries	1,666,812	4.90
Less: Vacancy(2)	(352,371)	(1.04)
Effective Gross Income	$4,857,738	$14.27
Total Operating Expenses	1,832,995	5.39
Net Operating Income	$3,024,743	$8.89
TI/LC	71,384	0.21
Capital Expenditures	26,303	0.08
Net Cash Flow	$2,927,056	$8.60

(1)	U/W Base Rent includes $46,628 of step rent and is based on rent steps through February 2015.
(2)	U/W Vacancy represents 6.8% of gross income, compared to the submarket vacancy rate of 6.3% and the trade area vacancy rate of 4.0%.

Property Management.    The Valley Forge Shopping Center Property is managed by Great Hill Property Management LLC.

Lockbox / Cash Management.    The Valley Forge Shopping Center Loan is structured with a hard lockbox and in place cash management. All rents and other payments are required to be deposited directly into a clearing account controlled by the lender.  All funds in the lockbox account are swept daily to a cash management account under the control of the lender and disbursed in accordance with the Valley Forge Shopping Center Loan.

Additionally, all excess cash will be swept into a lender controlled account (i) upon an event of default or (ii) if the DSCR falls below 1.05x as of the last day of any calendar quarter, until such time that, (x) with respect to clause (i) the event of default is cured and (b) with respect to clause (ii), the DSCR is at least 1.10x for two consecutive calendar quarters.

Initial Reserves.    At closing, the borrower deposited (i) $242,399 into a tax reserve account, (ii) $721,999 into a TI/LC reserve account for approved outstanding TIs and LCs, (iii) $945,000 into a renovation reserve account, (iv) $890,750 into a Sleepy’s Holdback reserve account which will be held until Sleepy’s is open for business and paying full unabated rent and (v) $322,538 into a rent concession reserve account.

Ongoing Reserves.    On a monthly basis, the borrower is required to deposit reserves of (i) 1/12 of the estimated annual real estate taxes, which currently equates to $43,331 per month, into the tax reserve account, (ii) $2,630 into the replacement reserve account, subject to a reserve cap of $75,000 and (iii) $6,100 into the TI/LC reserve account, subject to a reserve cap of $250,000. In addition, the borrower is required to deposit 1/12 of the estimated annual insurance premiums into the insurance reserve if an acceptable blanket insurance policy is no longer in place.

Current Mezzanine or Subordinate Indebtedness.    None.

Future Mezzanine or Subordinate Indebtedness Permitted.    None.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

105 Town Center Road King of Prussia, PA 19406	Collateral Asset Summary – Loan No. 10 Valley Forge Shopping Center	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$35,000,000 71.9% 1.33x 8.6%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

105 Town Center Road King of Prussia, PA 19406	Collateral Asset Summary – Loan No. 10 Valley Forge Shopping Center	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$35,000,000 71.9% 1.33x 8.6%

Valley Forge Shopping Center
105 Town Center Road
King of Prussia, PA 19406
King of Prussia
Norristown
West Norriton
East Norriton
Bridgeport
Conshohocken
Blue Bell
Chesterbrook
Berwyn
Wayne
Villanova University
Bryn Mawr College
Haverford College
Cabrini College
Calvary Cemetery
King Of Prussia Plaza
The Village at Valley Forge
Valley Forge Memorial Gardens
University Of Penn Graduate School
Valley Forge National Historic Park
Gateway Shopping Center
Swedesford Plaza Shopping Center
Audubon Village Shopping Center
Berwyn Shopping Center
Plymouth Meeting Mall
Plymouth Square Shopping Center
Montgomery Hospital
Mercy Suburban Hospital
Northtowne Plaza
Norristown State Hospital
Logan Square
Center Square Plaza
Montgomery County Community College
Pennsylvania Turnpike
Pottstown Expy
Schuylkill Expy
Mid County Expy
Philadelphia
Trenton
Wilmington
CARTIFACT

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

New York	Collateral Asset Summary – Loan No. 11 Tops Markets Grocery Anchored Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$34,948,224 63.4% 1.72x 12.1%

Mortgage Loan Information				Property Information
Loan Seller:	GACC			Single Asset / Portfolio:	Portfolio of six properties
Loan Purpose:	Refinance			Property Type:	Anchored Retail
Sponsor:	Cofinance, Inc.; James J. Maurer			Collateral:	Fee Simple
Borrower:	TG-Cotops Youngmann NY LLC; TG-			Location:	Various, NY
	Cotops Tonawanda NY LLC; TG-			Year Built / Renovated:	1986-1997 / NAP
	Cotops Elmira NY LLC; TG-Cotops			Total Sq. Ft.:	593,295
	Arcade NY LLC; TG-Cotops Avon NY			Property Management:	Morgan Property Management LLC
	LLC; TG-Cotops Hamlin NY LLC			Underwritten NOI:	$4,231,035
Original Balance:	$35,000,000			Underwritten NCF:	$3,877,466
Cut-off Date Balance:	$34,948,224			Appraised Value:	$55,100,000
% by Initial UPB:	2.8%			Appraisal Date:	July 2013
Interest Rate:	5.0000%
Payment Date:	6th of each month			Historical NOI
First Payment Date:	March 6, 2014			Most Recent NOI:	$5,533,575 (T-12 October 31, 2013)
Maturity Date:	February 6, 2019			2012 NOI:	$5,665,911 (December 31, 2012)
Amortization:	360 months			2011 NOI:	$5,645,763 (December 31, 2011)
Additional Debt:	None			2010 NOI:	NAV
Call Protection(1):	L(25), YM2(31), O(4)
Lockbox / Cash Management:	Hard / In Place			Historical Occupancy
				Current Occupancy:	90.6% (January 17, 2014)
Reserves				2012 Occupancy:	90.4% (December 31, 2012)
	Initial		Monthly	2011 Occupancy:	89.7% (December 31, 2011)
Taxes:	$105,000		$87,548	2010 Occupancy:	NAV
Insurance(2):	$0		Springing
(1)   On any date after the lockout period ends, the borrowers may obtain the release of any property upon a bona fide third-party sale of such property, provided, among other things, (i) the DSCR for the remaining properties is no less than the greater of the DSCR immediately preceding such sale and 1.72x, (ii) the LTV ratio for the remaining properties is no more than the lesser of the LTV ratio immediately preceding such sale and 63.5% and (iii) the payment of principal equal to the greater of (a) 100% of the net sales proceeds and (b) 125% of the allocated loan amount for such property, which in no event may be less than 94% of the gross sales price of such property, together with the applicable yield maintenance premium. In addition, the borrower may obtain the release of a non-income producing parcel at the Tops Plaza - Avon property.
(2)   The borrower is required to deposit 1/12 of the estimated annual insurance premiums into an insurance reserve account if an acceptable blanket insurance policy is no longer in place.
(3)   All excess cash will be deposited into the lease sweep reserve upon the first to occur of (i) an event of default, (ii) the DSCR falls below 1.30x on the last day of any calendar quarter, (iii) with respect to the Gander Mountain lease, the payment date in June 2015 (unless cash or a letter of credit in the amount of $22.00 PSF has been delivered) and, with respect to the Big Lots lease, the payment date in July 2016 (unless cash or a letter of credit in the amount of $19.00 PSF has been provided) or (iv) the date that Gander Mountain, Big Lots or any of the Tops Market tenants (a) surrenders, cancels or terminates its lease, (b) goes dark, (c) is in monetary default under its lease or (d) is party to an insolvency proceeding.

Replacement:	$0		$16,810
TI/LC:	$0		$15,621
Lease Sweep(3):	$0		Springing

Financial Information
Cut-off Date Balance / Sq. Ft.:		$59
Balloon Balance / Sq. Ft.:		$54
Cut-off Date LTV:		63.4%
Balloon LTV:		58.6%
Underwritten NOI DSCR:		1.88x
Underwritten NCF DSCR:		1.72x
Underwritten NOI Debt Yield:		12.1%
Underwritten NCF Debt Yield:		11.1%

TRANSACTION HIGHLIGHTS

▪
Portfolio Diversity.  The portfolio is comprised of six anchored shopping centers totaling 593,295 square feet. The properties are anchored by Tops Market, Gander Mountain, Big Lots and Family Dollar. As of January 17, 2014, the portfolio is 90.6% occupied by 36 tenants, with individual property occupancies ranging from 85.2% to 95.0%. No individual property accounts for more than 25.7% of underwritten NOI and, except for the Youngmann Plaza property which accounts for 35.1% of total square feet, no individual property accounts for more than 16.6% of total square feet.

▪
Major Tenant. Tops Market is an anchor tenant at all six properties and totals 334,515 sq. ft., which represents approximately 56.4% of the portfolio net rentable area. The Tops Market leases have a weighted average remaining term of approximately 14 years. In August 2012, Tops Market exercised two early extension options, totaling 10 years, for each of the Tops Market leases.

▪
Sponsor.  James J. Maurer is the president of Cofinance, Inc., a subsidiary of Cofinance Group SA. Cofinance Group SA owns, operates, develops and manages commercial real estate properties, and is a provider of capital for direct investment in real estate assets. James J. Mauer joined Cofinance, Inc. in 2004 and under Mr. Maurer’s leadership, Cofinance, Inc. has acquired property in New York City, New Jersey and Florida.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Seneca, SC	Collateral Asset Summary – Loan No. 12 Clemson Student Housing	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$33,425,167 70.8% 1.27x 9.2%

Mortgage Loan Information			Property Information
Loan Seller:	CCRE		Single Asset / Portfolio:	Portfolio of two properties
Loan Purpose:	Refinance		Property Type:	Student Housing
Sponsors:	Thomas P. Winkopp; William W.		Collateral:	Fee Simple
	Huss, Jr.; James N. Workman, Jr.		Location:	Seneca, SC
Borrowers:	High Pointe of Clemson LLC; The Pier		Year Built / Renovated:	2008-2013 / NAP
	at Clemson LLC		Total Beds:	873
Original Balance:	$33,500,000		Property Management:	Tom Winkopp Realtor/Developer, LLC
Cut-off Date Balance:	$33,425,167		Underwritten NOI:	$3,077,180
% by Initial UPB:	2.7%		Underwritten NCF:	$2,989,880
Interest Rate:	5.7990%		Appraised Value:	$47,200,000
Payment Date:	6th of each month		Appraisal Date:	August 13, 2013
First Payment Date:	February 6, 2014
Maturity Date:	January 6, 2024		Historical NOI(4)
Amortization:	360 months		Most Recent NOI:	$2,525,145 (T-12 September 30, 2013)
Additional Debt(1):	$3,000,000 Mezzanine Loan		2012 NOI:	$2,100,744 (December 31, 2012)
Call Protection:	L(26), YM1(91), O(3)		2011 NOI:	NAP
Lockbox / Cash Management:	Soft / In Place		2010 NOI:	NAP

Reserves			Historical Occupancy(4)
	Initial	Monthly	Most Recent Occupancy:	95.3% (September 30, 2013)
Taxes:	$47,817	$47,817	2012 Occupancy:	97.4% (December 31, 2012)
Insurance:	$53,098	$8,639	2011 Occupancy:	NAP
Immediate Repairs:	$19,375	NAP	2010 Occupancy:	NAP
Replacement:	$0	$7,275
(1)       Additional Debt consists of a $3.0 million mezzanine loan that is currently held by Terra Capital Partners LLC. The mezzanine loan is coterminous with the Clemson Student Housing loan and accrues interest at a rate of 13.0000% per annum.
(2)       The borrower is required to deposit monthly 1/12 of the contractual annual HOA dues related to the Highpointe property. The borrower owns 154 of the 221 units at the Highpointe property, which property is subject to a condominium regime pursuant to which the borrower controls approximately 67.8% of the voting rights. The remaining units, which are not collateral for the loan, are privately owned by individuals and entities, none of which control more than 2.3% of the voting rights.
(3)       The Bridge Program students are required to make semi-annual payments for rent. As a result, the borrower is required to make semi-annual deposits into the Highpointe Rent reserve to coincide with the Fall and Spring rent payments. The borrower deposited $1,389,666 for the Fall 2014 semester’s rent.
(4)       The Pier property was built in 2012. As a result, Historical NOI and Historical Occupancy are not applicable.

HOA(2):	$37,563	$37,563
Highpointe Rent(3):	$1,389,666	Springing

Financial Information
	Mortgage Loan	Total Debt
Cut-off Date Balance / Bed:	$38,288	$41,724
Balloon Balance / Bed:	$32,342	$35,779
Cut-off Date LTV:	70.8%	77.2%
Balloon LTV:	59.8%	66.2%
Underwritten NOI DSCR:	1.30x	1.12x
Underwritten NCF DSCR:	1.27x	1.09x
Underwritten NOI Debt Yield:	9.2%	8.4%
Underwritten NCF Debt Yield:	8.9%	8.2%

TRANSACTION HIGHLIGHTS

▪
Properties.  The Clemson Student Housing loan is collateralized by two student housing complexes offering 873 collateral beds and located in Seneca, South Carolina, approximately 2.0 miles from Clemson University. Built in phases from 2008-2013 for approximately $40.1 million,  amenities at each property include a campus shuttle, study lounge, fitness center, gaming rooms, volleyball court, a pool, hot tub, tanning salon and indoor/outdoor event space.

▪
Occupancy. The properties are 95.3% leased for the 2013-2014 academic year. The leases are structured as 12-month leases or 9-month leases for Bridge to Clemson Program students with more than 95.0% of leases backed by parental guarantees.

▪
Bridge to Clemson Program. The Highpointe property serves as the sole housing complex for the Bridge to Clemson Program, a program designed to transition strong academic freshman students who narrowly missed undergraduate acceptance at Clemson University, from Tri-County Technical College to Clemson University. The Bridge to Clemson Program represents over 95.0% of the occupied collateral units at the Highpointe property. For the fall 2013 academic semester, the Bridge to Clemson Program occupied 46.3% of the non-collateral units at the Highpointe property.

▪
Sponsors.  The sponsors are the original developers of the Clemson Student Housing properties and have more than 40 years of experience in real estate in the Clemson community. James N. Workman, Jr. currently serves as the Chairman of Clemson’s Department of Architecture and Humanities Advisory Board and William W. Huss, Jr. serves on the City of Clemson Board of Zoning Appeals.

▪
Clemson University. Clemson University is a public university comprised of five colleges that offer approximately 80 undergraduate majors and 110 graduate programs. As of 2013, total enrollment was approximately 21,303, reflecting a 21.1% increase since 2007. Nearly 60.0% of students live off-campus. Additionally in 2013, Kiplinger magazine rated Clemson University among the best values in public higher education in its ranking of the “100 Best Values in Public Colleges.”

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

30 Superior Drive Natick, MA 01760	Collateral Asset Summary – Loan No. 13 FedEx Distribution - Natick	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$31,500,000 67.2% 1.31x 8.4%

Mortgage Loan Information			Property Information
Loan Seller:	KeyBank		Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance		Property Type:	Industrial Warehouse / Distribution
Sponsor:	Robert J. Scannell; Robert J. Scannell		Collateral:	Fee Simple
	Revocable Trust dated September 9,		Location:	Natick, MA
	2002		Year Built / Renovated:	2013 / NAP
Borrower:	Scannell Properties #123, LLC		Total Sq. Ft.:	173,174
Original Balance:	$31,500,000		Property Management:	Self-managed
Cut-off Date Balance:	$31,500,000		Underwritten NOI:	$2,645,502
% by Initial UPB:	2.5%		Underwritten NCF:	$2,628,185
Interest Rate:	5.0600%		Appraised Value:	$46,900,000
Payment Date:	1st of each month		Appraisal Date:	January 23, 2014
First Payment Date:	April 1, 2014
Maturity Date:	March 1, 2024		Historical NOI
Amortization(1):	Interest only for first 36 months; 360		Most Recent NOI:	NAP
	months thereafter		2012 NOI:	NAP
Additional Debt(2):	$3,500,000 Mezzanine Debt		2011 NOI:	NAP
Call Protection:	L(24), D(93), O(3)		2010 NOI:	NAP
Lockbox / Cash Management(3):	Hard / In Place
			Historical Occupancy
Reserves			Current Occupancy:	100.0% (February 7, 2014)
	Initial	Monthly	2012 Occupancy:	NAP
Taxes(4):	$0	Springing	2011 Occupancy:	NAP
Insurance(4):	$0	Springing	2010 Occupancy:	NAP
Replacement:	$1,443	$1,443
  (1)     Following the initial 36-month interest only period, the FedEx Distribution – Natick loan is structured with a fixed amortization schedule provided in Annex I of the Free Writing Prospectus, which is based on a 360-month amortization period for the FedEx Distribution – Natick loan, together with the related mezzanine loan.
  (2)     The mezzanine loan is coterminous with the mortgage loan and accrues interest at a rate of 12.0000% per annum.
  (3)     Cash management will be triggered upon (i) an event of default, (ii) the DSCR based on the trailing three month period is less than 1.10x, (iii) the tenant vacates/goes dark or if FedEx Corporation’s senior unsecured rating drops below BB+, (iv) a Mezzanine Loan Default, or (v) the bankruptcy of borrower or an affiliated manager.
  (4)    Tax and Insurance escrows will be suspended provided that: (i) no event of default exists, (ii) FedEx Corporation’s senior unsecured rating is at least BB+, (iii) the tenant is required per the lease to pay taxes and insurance expenses directly and provides evidence of payment, and (iv) the current lease is in full force/effect.
  (5)     Based on the maximum annual debt service payments by loan year per the fixed amortization schedule.  Using the current interest only payments, the Underwritten NOI DSCR and Underwritten NCF DSCR are 1.64x and 1.63x for the mortgage loan respectively, and 1.30x and 1.29x for the total debt respectively.

Financial Information
	Mortgage Loan	Total Debt
Cut-off Date Balance / Sq. Ft.:	$182	$202
Balloon Balance / Sq. Ft.:	$164	$182
Cut-off Date LTV:	67.2%	74.6%
Balloon LTV:	60.4%	67.1%
Underwritten NOI DSCR(5):	1.32x	1.08x
Underwritten NCF DSCR(5):	1.31x	1.07x
Underwritten NOI Debt Yield:	8.4%	7.6%
Underwritten NCF Debt Yield:	8.3%	7.5%

TRANSACTION HIGHLIGHTS

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Tenancy. The property is 100.0% leased to FedEx Ground Package System, Inc. (“FedEx Ground”), a wholly owned subsidiary of FedEx Corporation (Moody’s: Baa1; S&P: BBB), on a 15-year NNN lease which expires in July 2028 and allows for two 5-year extension options.  FedEx Ground specializes in small-package shipping for business-to-business and residential delivery.  In FY 2013, FedEx Ground had revenue and operating income of approximately $10.6 billion and $1.8 billion, respectively, both of which have exhibited year over year increases since FY 2010.  FedEx Ground accounted for approximately 23.9% and 70.1% of FedEx Corporation’s revenue and operating income for FY 2013, respectively.

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Location. The property is located in Natick, MA, approximately one mile south of the Massachusetts Turnpike (Interstate 90) and approximately 15 miles west of downtown Boston.  I-90 is the primary east-west route throughout central Massachusetts and connects to Interstate-95 approximately six miles east of the property, which provides north-south access throughout the Northeast.  Route 9, Route 27 and Route 30 are all within blocks of the subject, providing strong distribution access to the local region.  Route 9 provides access to the local commercial corridor which contains over 3.0 million sq. ft. of destination retail and connects to downtown Boston to the east.

▪
Asset Quality. The property was developed in 2013 as a build-to-suit facility for FedEx Ground at a reported cost of approximately $38.25 million.  The property features 24’ clear ceiling heights, 43 dock-high doors, 13 drive-in doors, perimeter fencing and security gate.  Since completion, FedEx Ground has invested over $20 million in the construction of a mechanized conveyor distribution system within the facility.

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Experienced Sponsor.  Scannell Properties (“Scannell”), an Indianapolis based build-to-suit developer with over 20 years’ experience, has developed over 76 properties in 37 states and Canada including industrial, office, retail, government and educational facilities. Scannell is the largest developer of FedEx facilities in the U.S.  As of 6/30/2013 Robert J. Scannell owned 41 properties, of which, 28 are leased to FedEx Ground.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

500 Jefferson Street Houston, TX 77002	Collateral Asset Summary – Loan No. 14 500 Jefferson	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$31,200,000 68.3% 2.28x 11.9%

Mortgage Loan Information			Property Information
Loan Seller:	UBSRES		Single Asset / Portfolio:	Single Asset
Loan Purpose:	Acquisition		Property Type:	CBD Office
Sponsor(1):	Corporate Property Associates 17-		Collateral:	Fee Simple
	Global Incorporated		Location:	Houston, TX
Borrower:	500 Jefferson Tower (TX) LLC		Year Built / Renovated:	1963-1964 / 2004, 2005, 2007, 2013
Original Balance:	$31,200,000		Total Sq. Ft.:	390,479
Cut-off Date Balance:	$31,200,000		Property Management:	500 Jefferson Manager (DE) LLC;
% by Initial UPB:	2.5%			Brookfield Properties Management
Interest Rate:	4.9020%			LLC
Payment Date:	6th of each month		Underwritten NOI(4):	$3,712,970
First Payment Date:	February 6, 2014		Underwritten NCF:	$3,536,501
Anticipated Repayment Date(2):	January 6, 2024		Appraised Value:	$45,700,000
Maturity Date:	March 6, 2026		Appraisal Date:	November 25, 2013
Amortization:	Interest Only
Additional Debt:	None		Historical NOI(4)
Call Protection:	L(26), D(87), O(7)		2012 NOI:	$2,750,084 (December 31, 2012)
Lockbox / Cash Management:	Hard / In Place		2011 NOI:	$2,814,660 (December 31, 2011)
			2010 NOI:	$1,789,024 (December 31, 2010)
Reserves
	Initial	Monthly	Historical Occupancy
Taxes(3):	$0	Springing	Most Recent Occupancy:	96.3% (October 1, 2013)
Insurance(3):	$0	Springing	2012 Occupancy:	96.0% (December 31, 2012)
Replacement(3):	$0	Springing	2011 Occupancy:	95.6% (December 31, 2011)
TI/LC(3):	$170,384	Springing	2010 Occupancy:	95.6% (December 31, 2010)
Utility Funds(3):	$0	Springing
(1)    The sponsor is also the sponsor under the mortgage loan identified on Annex A-1 as Avnet Building, which has a Cut-off Date Balance of $14.8 million.
(2)   If the 500 Jefferson loan is not repaid in full by the Anticipated Repayment Date, the interest rate will increase to 6.7500% per annum and all excess cash flow will be swept into a lender-controlled account.
(3)   Upon the occurrence and continuation of (i) a monetary or material non-monetary event of default, (ii) a monetary or material non-monetary default by Kellogg Brown & Root, LLC (“KBR”) or a replacement tenant under its lease, (iii) a surrender, cancellation, or termination of the KBR or a replacement tenant lease before its then current expiration date, (iv) any bankruptcy action of KBR or a replacement tenant or its respective lease guarantor, or (v) the debt service coverage ratio falling below 1.30x after the occurrence and cure of clause (iii), on a monthly basis the borrower will be required to deposit (a) 1/12 of the estimated annual real estate taxes into a tax reserve account, (b) 1/12 of the estimated annual insurance premiums into an insurance reserve account, (c) $6,532 into a replacement reserve account, (d) $32,660 into a TI/LC reserve account, and (e) an amount equal to the next succeeding monthly utility costs as set forth in the annual budget.
(4)   The increase from Historical NOI to Underwritten NOI is primarily a result of the 2013 rent bump for the largest tenant, KBR, and the net present value of the difference in KBR’s future rent steps through the lease term and its current rental rate.

Immediate Repairs:	$100,000	NAP

Financial Information
Cut-off Date Balance / Sq. Ft.:	$80
Balloon Balance / Sq. Ft.:	$80
Cut-off Date LTV:	68.3%
Balloon LTV:	68.3%
Underwritten NOI DSCR:	2.39x
Underwritten NCF DSCR:	2.28x
Underwritten NOI Debt Yield:	11.9%
Underwritten NCF Debt Yield:	11.3%

TRANSACTION HIGHLIGHTS
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Tenancy. As of the October 1, 2013 rent roll, the 500 Jefferson mortgaged property was 96.3% occupied with minimal tenant rollover consisting of 19,368 sq. ft. (5.0% of NRA) expected during the loan term. Further, in place rents at the 500 Jefferson mortgaged property, excluding storage and retail space, average $8.34 per square foot, well below the appraiser’s concluded market rent of $14.75 per square foot. Kellogg Brown & Root, LLC (“KBR”, NYSE: KBR) leases 355,993 sq. ft. (91.2% of NRA) at the mortgaged property and has been in occupancy since 1992. Since 2003, KBR has expanded its leased premises from 216,600 square feet to its current 355,993 square feet, and in 2010, KBR executed new twenty year leases at the 500 Jefferson mortgaged property and at its headquarters at 601 Jefferson Street, located across the street. KBR is a global engineering, construction and services company supporting energy, hydrocarbon, government services, mineral, infrastructure, power, industrial and commercial markets. As of February 18, 2014, KBR had a market capitalization of $4.7 billion.

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Sponsorship. Corporate Property Associates 17-Global Incorporated is an affiliate of W.P. Carey Inc. (NYSE: WPC), which is a publicly traded real estate investment trust founded in 1973 that provides long-term sale-leaseback and build-to-suit leasing for companies worldwide. Per its 2012 annual report, W.P. Carey Inc. reported EBITDA of $170.6 million and net income of $62.1 million. As of the second quarter 2013, W.P. Carey Inc.’s holdings totaled 423 properties containing 39.5 million square feet with an occupancy of 98.9% and a weighted average remaining lease term of 8.8 years.

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Location. The 500 Jefferson mortgaged property is located in Houston, Texas, within the Cullen Center complex, a Houston landmark which includes four office buildings, parking garages, a Crowne Plaza hotel and public spaces. KBR’s world headquarters is also located in the Cullen Center complex, and is connected to the 500 Jefferson mortgaged property via elevated walkways. Further, KBR’s largest private client, Chevron, is located one block north of the 500 Jefferson mortgaged property.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

101-151 Mill Street Gahanna, OH 43230	Collateral Asset Summary – Loan No. 15 Creekside Mixed Use Development	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$25,265,615 74.8% 1.42x 10.2%

Mortgage Loan Information			Property Information
Loan Seller:	UBSRES		Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance		Property Type:	Office / Retail / Multifamily Mixed Use
Sponsor:	Laura A. Chappelle; Abbott Road		Collateral(8):	Fee Simple / Leasehold
	Commons, L.L.C.		Location:	Gahanna, OH
Borrower:	Creekside Equity Partners LLC		Year Built / Renovated:	2007 / 2012-2013
Original Balance:	$25,350,000		Total Sq. Ft.:	191,586
Cut-off Date Balance:	$25,265,615		Property Management:	Strathmore Development Company
% by Initial UPB:	2.0%			Michigan LLC
Interest Rate:	5.4475%		Underwritten NOI:	$2,571,353
Payment Date:	6th of each month		Underwritten NCF:	$2,437,169
First Payment Date:	January 6, 2014		Appraised Value(9):	$33,800,000
Maturity Date:	December 6, 2023		Appraisal Date(9):	April 18, 2014
Amortization:	360 months
Additional Debt(1):	Future Mezzanine Debt Permitted		Historical NOI
Call Protection:	L(12), YM1(15), D or YM1(89), O(4)		Most Recent NOI:	$1,806,360 (T-12 October 31, 2013)
Lockbox / Cash Management(2):	Hard / Springing		2012 NOI:	NAV

Reserves			Historical Occupancy(10)
	Initial	Monthly	Most Recent Occupancy:	96.5% (October 31, 2013)
Taxes:	$216,898	$38,389	2012 Occupancy:	NAV
Insurance(3):	$0	$10,880
(1)   Future mezzanine debt that is coterminous with the term of the mortgage loan is permitted, subject to terms and conditions as specified in the loan documents, in an amount that results in (i) a combined LTV ratio of no greater than 84.0%, and (ii) a combined debt service coverage ratio of not less than 1.15x.
(2)   Cash management will be triggered upon (i) an event of default, (ii) any bankruptcy action of borrower, guarantor, sponsor, or manager, or (iii) the debt service coverage ratio based on the trailing twelve month period falls below 1.20x.
(3)   Commencing on January 6, 2014 and ending on May 6, 2014, the borrower shall deposit an amount equal to $10,880 into an insurance reserve account, thereafter the borrower shall deposit an amount equal to 1/12 of the estimated annual insurance premiums.
(4)   The borrower is required to perform the interior renovation of all residential units that were vacant as of the closing date. The borrower caused the renovations to be completed and the lender disbursed the applicable portion of the Renovation Funds to the borrower in accordance with the loan documents.
(5)   Lender shall disburse funds in the Achievement Funds account to the borrower provided the following conditions are met on or prior to December 5, 2015: (i) no event of default is occurring, (ii) the residential portion of the Creekside Mixed Use Development property has an occupancy rate of at least 95.0%, (iii) the debt service coverage ratio based upon the trailing twelve month period is greater than 1.30x for two consecutive quarters, and (iv) the debt yield based upon the trailing twelve month period is equal to or greater than 9.0% for two consecutive quarters. If the foregoing conditions are not satisfied prior to December 5, 2015, lender has the right to use such funds to prepay the loan, subject to the Yield Maintenance Premium.
(6)   Rent abatement funds are attributable to Yoga Burn and Creekside Carwash.
(7)   The borrower is required to pay all amounts due under the settlement agreement dated December 4, 2013 between Creekside Investment Partners, LLC, Strathmore Development Company Michigan LLC and Gahanna-Jefferson City School Board of Education. The borrower is obligated to make monthly deposits into the school district funds reserve account through August 6, 2017.
(8)   Two of the three buildings at the property are subject to a ground lease from the City of Gahanna with an extended maturity approximately 83 years beyond the loan term. In addition, the property consists of three condominiums, and the borrower controls the board of all three.
(9)   Appraised Value reflects the “As Stabilized” amount per the appraisal and the recent execution of leases satisfies the assumption in the appraisal for the “As Stabilized” value. Based on the “As Is” Appraised Value of $33,300,000, the Cut-off Date LTV and Balloon LTV ratios are 75.9% and 63.5%, respectively.
(10)  Most Recent Occupancy is based on the total occupied square footage at the commercial and residential components of the property and reflects an increase from 47.4% in 2012 when the sponsor purchased the property out of receivership and has since invested approximately $19.2 million in capital improvements in the property.

Replacement:	$0	$3,206
TI/LC:	$0	$8,138
Renovation Funds(4) :	$405,081	$0
Achievement Funds(5):	$375,000	$0
Rent Abatement Funds(6):	$57,882	$0
School District Funds(7):	$16,667	$4,167
Ground Rent:	$86,520	1/12 of annual ground
		rent

Financial Information
Cut-off Date Balance / Sq. Ft.:	$132
Balloon Balance / Sq. Ft.:	$110
Cut-off Date LTV(9):	74.8%
Balloon LTV(9):	62.5%
Underwritten NOI DSCR:	1.50x
Underwritten NCF DSCR:	1.42x
Underwritten NOI Debt Yield:	10.2%
Underwritten NCF Debt Yield:	9.6%

TRANSACTION HIGHLIGHTS
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Property Condition and Amenities. The Creekside Mixed Use Development mortgaged property is a recently renovated award winning public-private mixed use project made up of 97,361 square feet of office and retail space and 84 residential apartment units, totaling 94,225 square feet, and features a lagoon, a limestone waterwall, two fountains, a performance stage and a public plaza. Residential units feature stainless steel appliances, wooden cabinets and granite countertops, and project amenities include a heated rooftop pool and sundeck, fitness room and garage parking.

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Recent Leasing and Occupancy. The commercial component of the Creekside Mixed Use Development property is currently 96.9% leased and the residential units are 100.0% leased. Over 2013 and 2014 twelve commercial tenants signed leases totaling 41,363 square feet and 43.4% of underwritten commercial base rent.

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Market. The Creekside Mixed Use Development property is located in Gahanna, Ohio, approximately 8.0 miles east of Columbus, Ohio. According to a market research report, as of the second quarter 2013 the Whitehall / Gahanna multifamily submarket contained 20,063 units with a vacancy rate of 5.8%, down from the second quarter 2012 vacancy rate of 7.4%, and an asking rent of $665 per unit, up from the second quarter 2012 asking rent of $655 per unit.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

6974 Schantz Road Allentown, PA 18106	Collateral Asset Summary – Loan No. 16 Amcor Rigid Plastics	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$24,039,352 65.0% 1.54x 10.4%

Mortgage Loan Information				Property Information
Loan Seller:	CCRE			Single Asset / Portfolio:	Single Asset
Loan Purpose:	Acquisition			Property Type:	Industrial Warehouse/Distribution
Sponsor:	Gramercy Property Trust Inc.			Collateral:	Fee Simple
Borrower:	GPT Allentown Owner LP			Location:	Allentown, PA
Original Balance:	$24,100,000			Year Built / Renovated:	1998 / NAP
Cut-off Date Balance:	$24,039,352			Total Sq. Ft.:	480,000
% by Initial UPB:	1.9%			Property Management:	GPT Realty Management LP
Interest Rate:	5.0715%			Underwritten NOI:	$2,489,911
Payment Date:	6th of each month			Underwritten NCF:	$2,417,911
First Payment Date:	February 6, 2014			Appraised Value:	$37,000,000
Maturity Date:	January 6, 2024			Appraisal Date:	December 17, 2013
Amortization:	360 months
Additional Debt:	None			Historical NOI(5)
Call Protection:	L(26), D(90), O(4)			Most Recent NOI:	NAP
Lockbox / Cash Management:	Hard / In Place			2012 NOI:	NAP
				2011 NOI:	NAP

Reserves				Historical Occupancy(5)
	Initial		Monthly	Most Recent Occupancy:	100.0% (March 6, 2014)
Taxes(1):	$0		Springing	2012 Occupancy:	NAP
Insurance(1):	$0		Springing	2011 Occupancy:	NAP
Replacement(2):	$0		Springing
(1)   Borrower will be required to deposit 1/12 of annual required taxes and insurance upon (i) an event of default, (ii) if Amcor fails to pay taxes or insurance directly, (iii) if the borrower fails to provide lender with evidence that taxes and insurance were paid, (iv) if the Amcor lease is no longer in full force and effect, (v) if the Amcor tenant is no longer obligated to pay taxes or maintain insurance on the property, (vi) upon the bankruptcy of property manager, borrower or guarantor or (vii) during a Lease Sweep Period (as defined below).
(2)   Borrower will be required to deposit monthly replacement reserves of $6,000 upon the earlier of (i) an event of default, (ii) if either (a) Amcor is no longer obligated to pay for and perform all repairs identified in the property condition report pursuant to its lease or (b) the guarantor no longer guarantees completion of all repairs identified in the property condition report, (iii) the Amcor lease is no longer in full force and effect, (iv) the bankruptcy of property manager, borrower or guarantor or (v) a Lease Sweep Period (as defined below). In addition, if the borrower has failed to perform necessary required repairs, the lender may trap all excess cash and deposit such excess cash into the replacement reserve until 115.0% of the amount recommended by the engineer has been deposited. Notwithstanding the foregoing, the borrower may deliver a letter of credit in an amount equal to the estimated costs of replacements in lieu of monthly replacement deposits or the excess cash trap described above.
(3)   All excess cash will be swept into the TI/LC reserve if the unsecured debt rating of Amcor Limited (as defined below) falls below BBB as rated by S&P (“Amcor Ratings Cash Trap Trigger”). The TI/LC Reserve will be capped at $16,000 per month for each month that has passed from December 31, 2013 plus $16,000 per month for each month that has passed since the commencement of the Amcor Ratings Cash Trap Trigger until the earlier of (i) (a) the unsecured debt rating for Amcor Limited is increased to BBB or better as rated by S&P for six consecutive months or (b) the Amcor tenant lease is replaced by one more replacement leases acceptable to lender and (ii) January 6, 2024. Notwithstanding the foregoing, to avoid commencement of this cash trap, the borrower may post a letter of credit equal to $16,000 per month for each month that has passed commencing on December 31, 2013 until the Amcor Ratings Cash Trap Trigger is cured.
(4)   All excess cash will be swept during a Lease Sweep Period which will occur upon the first payment date following (i) receipt by borrower or property manager of notice that Amcor is exercising its termination option, (ii) the date the (A) Amcor lease is surrendered, canceled or terminated prior to its then current expiration date or (B) borrower receives written notice from Amcor of its intent to surrender, cancel or terminate its lease, (iii) a material non-monetary default or any monetary default, (iv) the date Amcor goes dark or (v) the occurrence of an insolvency proceeding related to Amcor; provided, however, the borrower may terminate a cash trap related to the Lease Sweep Period by posting a letter of credit in an amount equal to $3,000,000.
(5)   A new lease was executed at the closing of the Amcor Rigid Plastics loan. See “Tenancy” below.

TI/LC(3):	$0		Springing
Lease Sweep Reserve(4):	$0		Springing

Financial Information
Cut-off Date Balance / Sq. Ft.:		$50
Balloon Balance / Sq. Ft.:		$41
Cut-off Date LTV:		65.0%
Balloon LTV:		53.7%
Underwritten NOI DSCR:		1.59x
Underwritten NCF DSCR:		1.54x
Underwritten NOI Debt Yield:		10.4%
Underwritten NCF Debt Yield:		10.1%

TRANSACTION HIGHLIGHTS
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Sponsorship. Gramercy Property Trust Inc. (“GPT”) (NYSE: GPT) is a fully-integrated, self-managed commercial real estate investment company focused on acquiring and managing income-producing industrial and office properties net leased to high quality tenants in major markets throughout the United States. As of December 31, 2012, GPT owned directly or through joint ventures, a portfolio of 116 office and industrial buildings totaling 4.9 million sq. ft. In addition, GPT’s asset and property management business managed $1.7 billion of commercial properties leased primarily to regulated financial institutions across the United States.

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Tenancy. Amcor Rigid Plastics USA, Inc. (“Amcor”) is among the world’s largest manufacturers of plastic packaging for the beverage, food, spirits, personal and home care, and pharmaceutical industries with 60 facilities in 13 countries. Amcor Limited (ASX: AMC; rated NR/Baa2/BBB by Fitch/Moody’s/S&P) is a global leader in responsible packaging solutions, employing more than 35,000 people worldwide, operating in 43 countries across 300 sites. Amcor Limited supplies a broad range of plastic, fiber, metal, and glass packaging solutions and also provides packaging-related services. In conjunction with the sale-leaseback acquisition, Amcor executed a new 15-year triple net lease guaranteed by Amcor Limited. Amcor has invested approximately $140.0 million into the facility including facility upgrades and capital equipment since taking occupancy in 1998. The property is the east coast headquarters of Amcor and serves 26 production facilities nationwide.

▪
Location. The property is located in the I-81/I-78 Corridor industrial market that contains approximately 202.9 million sq. ft. of warehouse and distribution space across three submarkets supported by the regions’ distribution network, which connects Philadelphia, Pittsburgh and Northern New Jersey. As of 2Q 2013, the Lehigh Valley submarket within the I-81/I-78 Corridor had an overall vacancy of 6.9% and a weighted average net rent of $4.14. The appraiser concluded a market rent of $5.25 and the Amcor property lease has a current in-place rent of $5.20.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Lexington, KY Antioch, TN	Collateral Asset Summary – Loan No. 17 LA Fitness Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$16,100,000 60.2% 1.59x 12.3%

Mortgage Loan Information				Property Information
Loan Seller:	KeyBank			Single Asset / Portfolio:	Portfolio of three properties
Loan Purpose:	Acquisition			Property Type:	Single Tenant Retail
Sponsor:	STORE Capital Corporation			Collateral:	Fee Simple
Borrower:	STORE SPE LA Fitness 2013-7, LLC				Lexington, KY
Original Balance:	$16,100,000			Location:	Antioch, TN
Cut-off Date Balance:	$16,100,000			Year Built / Renovated:	2002-2005 / NAP
% by Initial UPB:	1.3%			Total Sq. Ft.:	137,552
Interest Rate:	4.8300%			Property Management:	Self-managed
Payment Date:	5th of each month			Underwritten NOI:	$1,972,918
First Payment Date:	April 5, 2014			Underwritten NCF:	$1,769,968
Maturity Date:	March 5, 2021			Appraised Value:	$26,750,000
Amortization:	300 months			Appraisal Date:	December 2013
Additional Debt:	None
Call Protection(1):	L(24), D(57), O(3)			Historical NOI
Lockbox / Cash Management(2):	Soft Springing Hard / In Place			Most Recent NOI:	NAV
				2012 NOI:	NAV
Reserves				2011 NOI:	NAV
	Initial		Monthly	2010 NOI:	NAV
Taxes:	$36,698		$13,950
Insurance(3):	$0		Springing	Historical Occupancy
TI/LC(4):	$0		Springing	Current Occupancy:	100.0% (February 12, 2014)
				2012 Occupancy:	100.0% (December 31, 2012)
Financial Information				2011 Occupancy:	NAV
Cut-off Date Balance / Sq. Ft.:		$117		2010 Occupancy:	NAV
Balloon Balance / Sq. Ft.:		$98
(1)   The loan documents permit the borrower to obtain a release of a property from the lien of the related mortgage after the lockout period, provided, among other things, (i) no event of default has occurred and is continuing, (ii) delivery of the defeasance collateral in an amount equal to the greater of 125.0% of the allocated loan amount or 80.0% of the proceeds from the sale of the applicable property, (iii) the DSCR after release based upon the trailing 12 month period is equal to the greater of (a) the DSCR prior to release and (b) 1.57x, and (iv) the LTV ratio after release is equal to the lesser of (a) the LTV ratio prior to release and (b) 60.2%.
(2)   A cash sweep will be triggered (i) during the continuance of a monetary event of default (ii) the occurrence of a material non-monetary event of default (and the passage of 45 days following lender’s notice), (iii) the DSCR based on the trailing three month period is less than 1.30x, (iv) any bankruptcy action of borrower or manager, or (v) any bankruptcy action of or any monetary default or other material default by LA Fitness.
(3)   Insurance escrows will be suspended provided, among other things, that: (i) no event of default exists, (ii) LA Fitness is required per the applicable lease to pay insurance expenses directly and provides evidence of payment (iii) the applicable LA Fitness lease is in full force/effect.
(4)   In the event any tenant goes dark, vacates, or abandons the property, the borrower will be required to deposit $2.00 times the total rentable square footage covered by the vacated lease.

Cut-off Date LTV:		60.2%
Balloon LTV:		50.2%
Underwritten NOI DSCR:		1.78x
Underwritten NCF DSCR:		1.59x
Underwritten NOI Debt Yield:		12.3%
Underwritten NCF Debt Yield:		11.0%

TRANSACTION HIGHLIGHTS
▪
Sponsorship. STORE Capital Corporation (“STORE”) is a private REIT formed in May 2011 to invest in NNN leased single tenant properties. As of 09/30/2013, STORE owned 545 properties throughout the United States with an aggregate investment of approximately $1.427 billion.

▪	New Cash Equity. STORE contributed approximately $10.3 million in cash equity to acquire the property for approximately $26.4 million.
▪
Tenancy. The LA Fitness Portfolio is 100.0% leased to Fitness Sports Clubs, LLC (“LA Fitness”), under three separate NNN leases expiring between December 2022 and December 2025, with each lease allowing for one 10-year renewal option. The leases are guaranteed by the parent company, Fitness International, LLC. LA Fitness is a privately-held fitness club chain based out of Irvine, California and as of January 2014 had 615 locations in North America. According to International Health, Racquet & Sportsclub Association, LA Fitness had year-end 2012 revenues of approximately $1.7 billion. The LA Fitness Portfolio properties were part of LA Fitness’ October 2012 acquisition of 36 Urban Active clubs in Ohio, Kentucky, Tennessee, Georgia, Nebraska, North Carolina and Pennsylvania. Urban Active was previously headquartered in Lexington, Kentucky.

▪
Amenities. All properties in the LA Fitness Portfolio feature strength and cardio equipment, racquetball courts, childcare, saunas, group fitness rooms and personal training. Additional amenities offered within the portfolio include juice bars, swimming pools, running tracks, a cinema-cardio room and a basketball court.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Chicago, IL	Collateral Asset Summary – Loan No. 18 Sherman Multifamily Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$15,500,000 74.3% 1.23x 8.2%

Mortgage Loan Information			Property Information
Loan Seller:	UBSRES		Single Asset / Portfolio:	Portfolio of three properties
Loan Purpose:	Refinance		Property Type:	Mid-Rise Multifamily
Sponsor:	Lyrical-Antheus Realty Partners II, L.P.		Collateral:	Fee Simple
Borrower:	5326-5336 S. Greenwood Holdings,		Location:	Chicago, IL
	LLC, 4850 S. Drexel Holdings, LLC,		Year Built / Renovated:	Various
	5416 S. Woodlawn Holdings, LLC		Total Units:	120
Original Balance:	$15,500,000		Property Management:	Mac Property Management, L.L.C.
Cut-off Date Balance:	$15,500,000		Underwritten NOI:	$1,269,395
% by Initial UPB:	1.3%		Underwritten NCF:	$1,244,669
Interest Rate:	5.1110%		Appraised Value:	$20,850,000
Payment Date:	6th of each month		Appraisal Date:	October 21, 2013
First Payment Date:	February 6, 2014
Maturity Date:	January 6, 2024		Historical NOI
	Interest only for first 36 months; 360		Most Recent NOI:	$1,097,996 (T-12 October 31, 2013)
Amortization:	months thereafter		2012 NOI	$1,175,045 (December 31, 2012)
Additional Debt:	None		2011 NOI:	$1,109,628 (December 31, 2011)
Call Protection(1):	L(26), D(93), O(1)		2010 NOI:	$986,845 (December 31, 2010)
Lockbox / Cash Management(2):	Springing Soft / Springing
			Historical Occupancy
Reserves			Most Recent Occupancy:	93.3% (November 20, 2013)
	Initial	Monthly	2012 Occupancy(4):	96.9% (December 31, 2012)
Taxes:	$53,380	$7,024	2011 Occupancy(4):	83.0% (December 31, 2011)
Insurance:	$23,784	$2,244	2010 Occupancy(4):	93.7% (December 31, 2010)
Replacement:	$0	$2,061
(1)   On any date after the lockout period ends, the borrowers may obtain the release of an individual property provided, among other conditions as specified in the loan documents, (i) the borrowers defease an amount of principal equal to the release price for such property, (ii) the debt service coverage ratio for the remaining properties is equal to or greater than the greater of 1.24x or the debt service coverage ratio for all properties immediately prior to the release, and (iii) the LTV for the remaining properties does not exceed the lesser of 74.3%and the LTV for all properties immediately prior to the release.
(2)   A soft lockbox with cash management will be triggered (i) during the continuance of an event of default and (ii) by any bankruptcy action of borrower, guarantor, or manager.
(3)   Based on a 30-year amortization schedule. Based on the current interest only payments, the Underwritten NOI DSCR and Underwritten NCF DSCR are 1.58x and 1.55x, respectively.
(4)   2012, 2011, and 2010 Occupancy figures reflect two out of the three properties. The omitted property underwent extensive renovations totaling $5.5 million ($130,423 per unit) which were completed in 2013.

Required Repairs:	$5,625	NAP

Financial Information
Cut-off Date Balance / Unit:	$129,167
Balloon Balance / Unit:	$114,596
Cut-off Date LTV:	74.3%
Balloon LTV:	66.0%
Underwritten NOI DSCR(3):	1.26x
Underwritten NCF DSCR(3):	1.23x
Underwritten NOI Debt Yield:	8.2%
Underwritten NCF Debt Yield:	8.0%

TRANSACTION HIGHLIGHTS
▪
Sponsorship. The sponsor of the borrower is Lyrical-Antheus Realty Partners II, L.P. (“LARP II”), a fund raised by Antheus Capital, LLC (“Antheus”). Antheus was formed in 2002 to acquire, redevelop and develop multifamily and commercial real estate and currently owns a portfolio consisting of 6,500 apartments and 200,000 square feet of commercial space in Chicago, Illinois and Kansas City, Missouri. The Sherman Multifamily Portfolio mortgaged properties are located in Hyde Park, Chicago. LARP II and affiliates own 4,481 multifamily units making up 31.0% of the Hyde Park multifamily market. According to financial statements dated December 31, 2012, LARP II reported total assets of $301.4 million and liquidity of $3.0 million.

▪
Market. According to a market research report, the Sherman Multifamily Portfolio mortgaged properties are located in the South Shore submarket. As of Q3 2013, the overall vacancy rate was 4.5%, which represented a decrease of 10 basis points over the previous quarter’s rate of 4.6%, and a decrease of 20 basis points from the year-over-year comparison of 4.7%. The average asking rate for the submarket in Q3 2013 was $1,003 per unit, which represented a $2 per unit increase over the previous quarter’s rate of $1,001 per unit and a $14 per unit or 1.4% year-over-year increase.

▪
Location. The Sherman Multifamily Portfolio mortgaged properties are located within 1.0 mile of each other in the Hyde Park area of Chicago, Illinois, home to the University of Chicago and approximately 6.0 miles south of the central business district of Chicago. The University of Chicago is composed of more than 2,200 full-time and 500 part-time academic staff, 7,891 non-faculty staff, 5,369 undergraduate students and about 10,000 graduate students.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

5300 West Sam Houston Parkway North Houston, TX 77041	Collateral Asset Summary – Loan No. 19 Beltway 8 Corporate Centre I	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$15,300,000 70.7% 1.44x 10.4%

Mortgage Loan Information				Property Information
Loan Seller:	GACC			Single Asset / Portfolio:	Single Asset
Loan Purpose:	Acquisition			Property Type:	Suburban Office
Sponsor(1):	Gulf United Investments Corporation			Collateral:	Fee Simple
Borrower:	5300 BW8, Ltd.			Location:	Houston, TX
Original Balance:	$15,300,000			Year Built / Renovated:	2002 / NAP
Cut-off Date Balance:	$15,300,000			Total Sq. Ft.:	100,719
% by Initial UPB:	1.2%			Property Management:	Tanglewood Property Management
Interest Rate:	5.0000%				Company L.L.C.
Payment Date:	6th of each month			Underwritten NOI:	$1,596,843
First Payment Date:	March 6, 2014			Underwritten NCF:	$1,414,990
Maturity Date:	February 6, 2024			Appraised Value:	$21,650,000
Amortization:	Interest only for the first 36 months;			Appraisal Date:	January 1, 2014
	360 months thereafter
Additional Debt:	None			Historical NOI(7)
Call Protection:	L(25), D(91), O(4)			Most Recent NOI:	$1,826,606 (T-12 September 30, 2013)
Lockbox / Cash Management(2):	Hard / Springing			2012 NOI:	NAV
				2011 NOI:	NAV
Reserves				2010 NOI:	NAV
	Initial		Monthly
Taxes:	$38,218		$28,102	Historical Occupancy(7)
Insurance:	$12,014		$6,007	Current Occupancy(8):	100.0% (January 1, 2014)
Replacement:	$0		$2,854	2012 Occupancy:	NAV
TI/LC(3):	$0		$10,492	2011 Occupancy:	NAV
Cameron Holdback(4):	$516,210		$0	2010 Occupancy:	NAV
Lease Sweep(5):	$0		Springing
(1)   Gulf United Investments Corporation is an entity under common control with the borrower, and does not have a direct or indirect interest in the borrower.
(2)   Cash management will be triggered (i) during the occurrence of an event of default, (ii) if the DSCR is less than 1.20x on the last day of any calendar quarter, until the DSCR is at least 1.20x for two consecutive calendar quarters or (iii) during a Lease Sweep Period. A “Lease Sweep Period” will commence upon the first to occur of (i) Cameron International Corporation, SAVA Senior Care or any replacement tenant (“each a Lease Sweep Tenant”) (a) terminates its lease, (b) gives notice to terminate its lease, (c) goes dark, (d) defaults under its lease or (e) is party to an insolvency proceeding, (ii) 12 months prior to the expiration of a Lease Sweep Tenant lease, or (iii) the date a Lease Sweep Tenant is required to renew its lease and such lease is not renewed, provided a Lease Sweep Period will terminate if the borrower delivers cash or a letter of credit in the amount of $20.00 PSF based on the Lease Sweep Tenant space.
(3)   The TI/LC reserve is subject to a cap of $500,000.
(4)  The Cameron Holdback represents the remaining portion of the Cameron International  Corporation TI allowance and will be released to the borrower upon satisfaction of certain conditions as set forth in the Cameron lease.
(5)   All excess cash will be deposited into the lease sweep reserve during a Lease Sweep Period.
(6)   Based on amortizing debt service payments. Based on the current interest only payments, the Underwritten NOI DSCR and Underwritten NCF DSCR are 2.06x and 1.82x, respectively.
(7)    As this is an acquisition loan, Historical NOI and Occupancy were not provided.
(8)    Cameron International Corporation began its lease term in September 2013 and is anticipated to take occupancy in March 2014.

Financial Information
Cut-off Date Balance / Sq. Ft.:		$152
Balloon Balance / Sq. Ft.:		$134
Cut-off Date LTV:		70.7%
Balloon LTV:		62.5%
Underwritten NOI DSCR(6):		1.62x
Underwritten NCF DSCR(6):		1.44x
Underwritten NOI Debt Yield:		10.4%
Underwritten NCF Debt Yield:		9.2%

TRANSACTION HIGHLIGHTS
▪
Tenancy.   Beltway 8 Corporate Centre I is a 100,719 sq. ft. Class A suburban office building located approximately 13 miles northwest of the Houston central business district. The property is currently 100.0% leased to two tenants, Cameron International Corporation (“Cameron”) and SAVA Senior Care (“SAVA”). Cameron (51.3% of NRA; February 2021 lease expiration)(NYSE: CAM), rated Baa1/BBB+ by Moody’s/S&P, is headquartered in Houston, Texas and is a manufacturer, provider, and servicer of oil and gas equipment worldwide. Cameron is estimated to take occupancy on March 1, 2014 and began paying full unabated rent in January 2014. SAVA (48.7% of NRA; April 2018 lease expiration) is one of the largest providers of short-term and long-term health care services in the United States.

▪
Location. The property is located in the Northwest submarket of Houston, Texas.  The 2013 population within a 3-mile radius of the property was 65,693 with estimated average household income of $80,977.  The 2013 Houston unemployment rate was 6.2%, down from the 2010 rate of 8.5%. The property is located within the Beltway 8 Commerce Centre, a 120-acre master-planned business park that consists of over 600,000 square feet of existing office developments. The business park was planned with strict protective covenants and development guidelines. The appraiser concluded market rent for the property of $19.00 PSF is equal to Cameron’s current rental rate and is higher than SAVA’s current rental rate of $15.66 PSF.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

8700 South Price Road Tempe, AZ 85284	Collateral Asset Summary – Loan No. 20 Avnet Building	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$14,800,000 65.5% 1.52x 10.5%

Mortgage Loan Information				Property Information
Loan Seller:	UBSRES			Single Asset / Portfolio:	Single Asset
Loan Purpose:	Acquisition			Property Type:	Suburban Office
Sponsor(1):	Corporate Property Associates 17-			Collateral:	Leasehold
	Global Incorporated			Location:	Tempe, AZ
Borrower:	AVASU (AZ) LLC			Year Built / Renovated:	2000 / NAP
Original Balance:	$14,800,000			Total Sq. Ft.:	132,070
Cut-off Date Balance:	$14,800,000			Property Management:	Self-managed
% by Initial UPB:	1.2%			Underwritten NOI:	$1,556,753
Interest Rate:	5.1345%			Underwritten NCF:	$1,471,419
Payment Date:	6th of each month			Appraised Value:	$22,600,000
First Payment Date:	February 6, 2014			Appraisal Date:	December 13, 2013
Maturity Date:	January 6, 2024
Amortization:	Interest only for the first 36 months; 360			Historical NOI
	months thereafter			2012 NOI:	$1,528,661 (December 31, 2012)
Additional Debt:	None			2011 NOI:	$1,537,424 (December 31, 2011)
Call Protection:	L(26), D(87), O(7)			2010 NOI:	$872,786 (December 31, 2010)
Lockbox / Cash Management(2):	Springing Hard / Springing
				Historical Occupancy
Reserves				Most Recent Occupancy:	100.0% (March 6, 2014)
	Initial		Monthly	2012 Occupancy:	100.0% (December 31, 2012)
Taxes(3):	$0		Springing	2011 Occupancy:	100.0% (December 31, 2011)
Insurance(3):	$0		Springing	2010 Occupancy:	100.0% (December 31, 2010)
Replacement(3):	$0		Springing
(1)   The sponsor is also the sponsor under the mortgage loan identified on Annex A-1 as 500 Jefferson, which has a Cut-off Date Balance of $31.2 million.
(2)   A hard lockbox with cash management will be triggered upon (i) an event of default, (ii) an event which results in the borrower no longer being controlled by the guarantor or an affiliate of the guarantor, (iii) a Lease Sweep Event (defined in the loan documents), or (iv) a Springing Reserve Event, which will occur upon (i) a monetary or material non-monetary event of default, (ii) a monetary or material non-monetary event of default by Avnet, Inc. or a replacement tenant under its lease, (iii) a surrender, cancellation, or termination of the Avnet, Inc. or replacement tenant lease before its then current expiration date, (iv) any bankruptcy action of Avnet, Inc. or a replacement tenant, or (v) the debt service coverage ratio falling below 1.30x.
(3)   Upon the occurrence and continuation of Springing Reserve Event, on a monthly basis the borrower will be required to deposit (a) 1/12 of the estimated annual real estate taxes into a tax reserve account, (b) 1/12 of the estimated annual insurance premiums into an insurance reserve account, (c) $1,651 into a replacement reserve account, (d) $5,460 into a TI/LC reserve account, and (e) an amount equal to the next succeeding monthly ground rent payment into a ground rent reserve account.
(4)   The borrower deposited $1,862,187 to cover rent abatements and free rent attributable to Avnet, Inc.
(5)   Based on amortizing debt service payments. Based on the current interest only payments Underwritten NOI DSCR and Underwritten NCF DSCR are 2.02x and 1.91x, respectively.

TI/LC(3):	$2,641,400		Springing
Ground Rent Funds(3):	$0		Springing
Free Rent Funds(4):	$1,862,187		$0

Financial Information
Cut-off Date Balance / Sq. Ft.:		$112
Balloon Balance / Sq. Ft.:		$99
Cut-off Date LTV:		65.5%
Balloon LTV:		58.1%
Underwritten NOI DSCR(5):		1.61x
Underwritten NCF DSCR(5):		1.52x
Underwritten NOI Debt Yield:		10.5%
Underwritten NCF Debt Yield:		9.9%

TRANSACTION HIGHLIGHTS

▪
Tenancy. The Avnet Building property is 100.0% occupied by Avnet, Inc. (NYSE: AVT, rated BBB-/Baa3/BBB- by Fitch/Moody’s/S&P). In addition to its core distribution services of electronic components, computer products and embedded technology, Avnet, Inc. provides service capabilities such as supply-chain and design-chain services, logistics solutions, product assembly, device programming, computer system configuration and integration, and technical seminars. The Avnet Building property was build-to-suit for Avnet, Inc., who has been in occupancy for over fourteen years. Avnet, Inc. extended its lease expiration out to 128 months in 2013. For the fiscal year ending June 29, 2013, Avnet, Inc. reported net income of $450.1 million on revenue of $25.5 billion. Avnet, Inc. held $10.5 billion in total assets, including approximately $1.0 billion in cash and equivalents, and its shareholders’ equity was $4.3 billion.

▪
Sponsorship. Corporate Property Associates 17-Global Incorporated is an affiliate of W.P. Carey Inc. (NYSE: WPC), which is a publicly traded real estate investment trust founded in 1973 that provides long-term sale-leaseback and build-to-suit leasing for companies worldwide. Per its 2012 annual report, W.P. Carey Inc. reported EBITDA of $170.6 million and net income of $62.1 million. As of the second quarter 2013, W.P. Carey Inc.’s holdings totaled 423 properties containing 39.5 million square feet with an occupancy of 98.9% and a weighted average remaining lease term of 8.8 years.

▪
Location. The Avnet Building is located in the Arizona State University Research Park, which is a 320-acre mixed-use master-planned business park situated along the west side of the Loop 101 freeway in Tempe, Arizona, approximately 17.0 miles southeast of the Phoenix, Arizona central business district. The park features more than 20 buildings, totaling approximately two million square feet. The Arizona State University Research Park is home to approximately 50 companies employing over 4,000 people, including US Foods, Go Daddy, General Motors, Intel, eBay/PayPal, Orbital Sciences, Bank of America, Wells Fargo, Chandler Regional Medical Center, Verizon Wireless, Iridium, Isagenix, Honeywell, Global Crossing, AT&T Corporation, and Alaska Airlines.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

STATEMENT REGARDING ASSUMPTIONS AS TO
SECURITIES, PRICING ESTIMATES AND OTHER INFORMATION

This material is for your information, and none of Deutsche Bank Securities Inc., UBS Securities LLC, Cantor Fitzgerald & Co., KeyBanc Capital Markets Inc. and Drexel Hamilton, LLC (the “Underwriters”) are soliciting any action based upon it.  This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

Neither this document nor anything contained herein shall form the basis for any contract or commitment whatsoever. The information contained herein is preliminary as of the date hereof. These materials are subject to change, completion or amendment from time to time.  The information contained herein will be superseded by similar information delivered to you as part of the offering document relating to the Commercial Mortgage Pass-Through Certificates, Series COMM 2014-UBS2 (the “Offering Document”).  The Information supersedes any such information previously delivered.  The Information should be reviewed only in conjunction with the entire Offering Document. All of the information contained herein is subject to the same limitations and qualifications contained in the Offering Document.  The information contained herein does not contain all relevant information relating to the underlying mortgage loans or mortgaged properties. Such information is described elsewhere in the Offering Document.  The information contained herein will be more fully described elsewhere in the Offering Document.  The information contained herein should not be viewed as projections, forecasts, predictions or opinions with respect to value.  Prior to making any investment decision, prospective investors are strongly urged to read the Offering Document its entirety.   Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this free writing prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

The attached information contains certain tables and other statistical analyses (the “Computational Materials”) which have been prepared in reliance upon information furnished by the Mortgage Loan Sellers.  Numerous assumptions were used in preparing the Computational Materials, which may or may not be reflected herein.  As such, no assurance can be given as to the Computational Materials’ accuracy, appropriateness or completeness in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. The Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice. You should consult your own counsel, accountant and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities. Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment and/or loss assumptions, and changes in such prepayment and/or loss assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments or losses on the underlying assets will occur at rates higher or lower than the rates shown in the attached Computational Materials. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the final underlying assets and the preliminary underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. None of Underwriters or any of their respective affiliates makes any representation or warranty as to the actual rate or timing of payments or losses on any of the underlying assets or the payments or yield on the securities.

This document contains forward-looking statements. Those statements are subject to certain risks and uncertainties that could cause the success of collections and the actual cash flow generated to differ materially from the information set forth herein. While such information reflects projections prepared in good faith based upon methods and data that are believed to be reasonable and accurate as of the dates thereof, the issuer undertakes no obligation to revise these forward-looking statements to reflect subsequent events or circumstances. Individuals should not place undue reliance on forward-looking statements and are advised to make their own independent analysis and determination with respect to the forecasted periods, which reflect the issuer’s view only as of the date hereof.

IRS CIRCULAR 230 NOTICE: THIS TERM SHEET IS NOT INTENDED OR WRITTEN TO BE USED, AND CANNOT BE USED, FOR THE PURPOSE OF AVOIDING U.S. FEDERAL, STATE OR LOCAL TAX PENALTIES. THIS TERM SHEET IS WRITTEN AND PROVIDED IN CONNECTION WITH THE PROMOTION OR MARKETING BY THE DEPOSITOR AND THE UNDERWRITERS OF THE TRANSACTION OR MATTERS ADDRESSED HEREIN.   INVESTORS SHOULD SEEK ADVICE BASED ON THEIR PARTICULAR CIRCUMSTANCES FROM AN INDEPENDENT TAX ADVISOR.

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